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                                                                   EXHIBIT 10.10

                       KEATING, MUETHING & KLEKAMP, P.L.L.
                       PROTOTYPE PROFIT SHARING PLAN #001
                               ADOPTION AGREEMENT
                               (NON-STANDARDIZED)

                            MERIDIAN BIOSCIENCE, INC.
                           SAVINGS AND INVESTMENT PLAN

The Plan and Trust consist of:

-  This Adoption Agreement

-  The Keating, Muething & Klekamp, P.L.L. Basic Prototype Plan Document

-  The Keating, Muething & Klekamp, P.L.L. Prototype Trust Agreement

                   IRS Opinion Letter Serial Number: K373773a

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                     INSTRUCTIONS AND PROTOTYPE INFORMATION

         1.       INSTRUCTIONS. For each item in this Adoption Agreement:

                  (a) if there are boxes, then, except as otherwise noted, check one box; and

                  (b) fill in any blank lines (other than blanks applicable to unchecked boxes).

              FAILURE TO PROPERLY FILL OUT THIS ADOPTION AGREEMENT
                   MAY RESULT IN DISQUALIFICATION OF THE PLAN.

         2. NEED TO APPLY TO THE IRS. An adopting Employer should apply to the appropriate Key District Office of the Internal Revenue Service for a determination that the Plan is qualified under section 401 of the Internal Revenue Code.

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                              EMPLOYER INFORMATION

EMPLOYER:         MERIDIAN BIOSCIENCE, INC.

ADDRESS:          3471 River Hills Drive
                  Cincinnati, Ohio 45244

TELEPHONE NO.:             (513) 271-3700

EMPLOYER IDENTIFICATION NUMBER: 31-0888197

EMPLOYER'S FISCAL YEAR END:     09/30

NATURE OF EMPLOYER:

          X       Corporation other than S Corporation      S Corporation

                  Sole Proprietor                           Partnership

                  Limited Liability Company

         Nature of Business (if not incorporated):      _____________

                  Tax-exempt Organization                   Governmental

                  Other  ______________________________________________________

The following additional Employers related to the above Employer also adopt the Plan (use additional pages, if necessary):

         BIODESIGN International Incorporated
         Meridian Bioscience Corporation
         Viral Antigens, Inc.

(A related Employer may adopt the Plan later than the "Effective Date" (below) by attaching a separate page to this Adoption Agreement reflecting its adoption of the Plan and the effective date of its adoption.)

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                             BASIC PLAN INFORMATION

         1.       PLAN STATUS AND EFFECTIVE DATE. This Plan:

                           is a new Plan with an "Effective Date" of ________________; or

                  X is a complete amendment and restatement of an existing Plan. (If selected, complete each of the following.)

                           - The "Effective Date" of the amendment and restatement is January 1, 2002.

                           - The original effective date for the Plan was October 1, 1983.

         2.       PLAN NUMBER. The Plan number (three digits) of the Plan is
                  001.

         3. PLAN YEAR. The "Plan Year" is the 12-consecutive month period beginning on January 1 and on each anniversary thereof.

         4. LIMITATION YEAR. The "Limitation Year" is the 12-consecutive month period beginning on January 1 and on each anniversary thereof.

         5.       PLAN ADMINISTRATOR. The Administrator is:

                   X       the Employer; or

                           _________________________

                           -        The Administrator's telephone number is:
                                    (513) 271-3700.

         6.       TRUSTEE(S):

                  Riggs Bank N.A.
                  808 17th Street N.W.
                  Washington, DC 20006

         7.       NORMAL RETIREMENT AGE. Normal Retirement Age is:

                  X        Age 65;

                           Age ___ (not to exceed 65); or

                           the later of age ___ (not to exceed 65) or the ___th anniversary (not to exceed 5) of the time the Participant commenced participation in the Plan.

         8. MAINTENANCE OF ACCOUNTS. The Trustee shall have the ministerial function of maintaining Participants' Accounts in accordance with information, interpretations, and directions from the Administrator.

                  X        Yes

                           No

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                    TYPE OF PLAN AND AUTHORIZED CONTRIBUTIONS

         9.       TYPE OF PLAN:

                           PROFIT SHARING ONLY. This Plan permits discretionary (profit sharing) contributions but has no Section 401(k) feature (skip Items 14-30); or

                           401(K) ONLY (WITH OR WITHOUT MATCH). This Plan has a
                           Section 401(k) feature but does not provide for discretionary (profit sharing) contributions (except for any required minimum top-heavy contributions) (skip Items 31- 35); or

                  X PROFIT SHARING AND 401(K). This Plan permits discretionary (profit sharing) contributions and also has a Section 401(k) feature.

         10. VOLUNTARY (AFTER-TAX) PARTICIPANT CONTRIBUTIONS. Voluntary (after-tax) Participant contributions are:

                  X        not permitted; or

                           permitted on a nondeductible basis only. (Not permitted if Safe Harbor 401(k) Plan election in Item 14(b) is in effect.) (If elected, complete Items 22 and 23.)

         11.      ROLLOVER CONTRIBUTIONS:

                  X BY PARTICIPANTS AND ELIGIBLE EMPLOYEES. The Plan shall accept rollover contributions from Participants (and Eligible Employees prior to becoming Participants); or

                           BY PARTICIPANTS ONLY. The Plan shall accept rollover contributions from Participants (but not from Eligible Employees prior to becoming Participants); or

                           NOT PERMITTED. The Plan shall not accept rollover contributions from Participants or Eligible Employees.

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                                   ELIGIBILITY

         12.      ELIGIBLE EMPLOYEE. "Eligible Employee" means:

                           any person who is an Employee of the Employer;

                  X any person who is an Employee of the Employer except for a temporary employee who is not expected to work at least 1,000 hours in a year; or

                           any person who is an Employee of the Employer fitting the following description ___________________________
                           __________________________; or

                           any employee of the Employer, any employee of any other employer required to be aggregated under section 414(b), (c), (m) or (o) of the Code, or any individual deemed under section 414(n) of the Code to be an employee of the Employer or any such employer. (All aggregated Employers should adopt this Plan by executing the Adoption Agreement.)

Note: Unless specified in the second or third option above, in no event shall Employees in the following categories be considered Eligible Employees:
Employees subject to a collective bargaining agreement not providing for their coverage by this Plan; leased employees; and nonresident aliens with no US source income. (See Section 1.18 of the Plan.) Any election to exclude Employees under the second or third option may not be based on the hours worked by an Employee.

         13. ENTRY DATE AND AGE AND SERVICE REQUIREMENTS. The Plan either has one or multiple sets of Entry Date and age and service requirements as elected below. (Select one and complete.)

                           The Plan has one set of Entry Date and age and service requirements (applicable to all types of contributions permitted under the Plan) which are as follows:

                           (a) ENTRY DATE. "Entry Date" means the Effective Date if the Plan is a new plan and also means each of the following occurring on or after the Effective Date:

                                            each _____ (either the first day or
                                            last day of the Plan Year) and (the
                                            date six months after the other
                                            Entry Date); or

                                            the date on which the Employee
                                            satisfies the eligibility age and
                                            service requirements; or

                                            the first day of each month; or
                                            the first day of each Plan Year
                                            quarter.

                           (b)      AGE AND SERVICE REQUIREMENTS. The
                                    eligibility age and service requirements for this type of contribution are (complete all blanks; specify "0" if there is no requirement):

                                    (1)     for a person who is an Eligible
                                            Employee on the Effective Date:

                                            (A) attainment of age and

                                            (B) completion of Years of Service;

                                    (2)     for a person who is not an Eligible
                                            Employee on the

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                                            Effective Date:

                                            (A) attainment of age________ and

                                            (B) completion of ________ Years of
                                                Service.

                  X The Plan has more than one set of Entry Date and age and service requirements as follows:

                           PARTICIPANT CONTRIBUTIONS.

                                    N/A. Neither of these types of contributions are permitted under the Plan; or

                           X To the extent Section 401(k) elective deferrals or voluntary (after-tax) contributions are permitted under the Plan, the Entry Date and age and service requirements as follows:

                           (a) ENTRY DATE. "Entry Date" for these types of contributions means the Effective Date if the Plan is a new plan and also means each of the following occurring on or after the Effective Date:

                                            each _____ (either the first day or
                                            last day of the Plan Year)
                                            and ______ (the date six months
                                            after the other Entry Date); or

                                    X       the date on which the Employee
                                            satisfies the eligibility age and
                                            service requirements; or

                                            the first day of each month; or

                                            the first day of each Plan Year
                                            quarter.

                           (b)      AGE AND SERVICE REQUIREMENTS. The
                                    eligibility age and service requirements are (complete all blanks; specify "0" if there is no requirement):

                                    (1)     for a person who is an Eligible
                                            Employee on the Effective Date:

                                            (A) attainment of age 0 and

                                            (B) completion of 0 Years of
                                                Service;

                                    (2)     for a person who is not an Eligible
                                            Employee on the Effective Date:

                                            (A) attainment of age 0 and

                                            (B) completion of 0 Years of
                                                Service.

NOTE: These eligibility criteria also apply to qualified nonelective contributions (QNECs) and qualified matching contributions if permitted under the Plan; as well as the 401(k) Safe Harbor, if elected.

                     MATCHING CONTRIBUTIONS SUBJECT TO ACP.

                                    N/A. This type of contribution is not
                                    permitted; or

                           X        The Entry Date and age and service
                                    requirements for Employer matching
                                    contributions to be taken into account in determining the Actual Contribution Percentage are as follows:

                           (a) ENTRY DATE. "Entry Date" for these types of contributions means the Effective Date if the Plan is a new plan and also means each of the following occurring on or after the Effective Date:

                                            each _____ (either the first day or
                                            last day of the Plan Year)
                                            and ______ (the date six months
                                            after the other Entry Date); or

                                            the date on which the Employee
                                            satisfies the eligibility age and
                                            service requirements; or

                                            the first day of each month; or

                                    X       the first day of each Plan Year
                                            quarter.

                           (b)      AGE AND SERVICE REQUIREMENTS. The
                                    eligibility age and service requirements for this type of contribution are (complete all blanks; specify "0" if there is no requirement):

                                    (1)     for a person who is an Eligible
                                            Employee on the Effective Date:

                                            (A) attainment of age 0 and

                                            (B) completion of 1 Years of
                                                Service;

                                    (2)     for a person who is not an Eligible
                                            Employee on the Effective Date:

                                            (A) attainment of age 0 and

                                            (B) completion of 1 Years of
                                                Service.

             PROFIT SHARING (DISCRETIONARY) EMPLOYER CONTRIBUTIONS.

                                    N/A. This type of contribution is not
                                    permitted; or

                           X        The Entry Date and age and service
                                    requirements for profit sharing
                                    (discretionary) contributions are as
                                    follows:

                           (a) ENTRY DATE. "Entry Date" for this type of contribution means the Effective Date if the Plan is a new plan and also means each of the following occurring on or after the Effective Date:

                                            each _____ (either the first day or
                                            last day of the Plan Year)
                                            and ______ (the date six months
                                            after the other Entry Date); or

                                            the date on which the Employee
                                            satisfies the eligible age and
                                            service requirements; or

                                            the first day of each month; or

                                    X       the first day of each Plan Year
                                            quarter.

                           (b)      AGE AND SERVICE REQUIREMENTS. The
                                    eligibility age and service
                                    requirements for this type of contribution are (complete all blanks; specify "0" if there is no requirement):

                                    (1)     for a person who is an Eligible
                                            Employee on the Effective Date:

                                            (A) attainment of age 0 and

                                            (B) completion of 1 Years of
                                                Service;

                                    (2)     for a person who is not an Eligible
                                            Employee on the Effective Date:

                                            (A) attainment of age 0 and

                                            (B) completion of 1 Years of
                                                Service.

(Note: The age requirement cannot be greater than 21. The service requirement cannot exceed 1 year, except that up to 2 years may be required if the Plan provides for full vesting after not more than 2 Years of Service and a Section 401(k) feature is not adopted. If a fractional Year of Service is specified, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year.)

                             SECTION 401(k) FEATURE

         (THE FOLLOWING ITEMS 14 THROUGH 30 SHOULD BE COMPLETED ONLY IF A
         SECTION 401(k) FEATURE IS PART OF THE PLAN PURSUANT TO ITEM 9; BUT COMPLETE ITEMS 22 AND 23 IF THE PLAN ALLOWS VOLUNTARY (AFTER-TAX) PARTICIPANT CONTRIBUTIONS. OTHERWISE, SKIP TO ITEM 31.)

         14. SECTION 401(k) FEATURE. In addition to Section 401(k) elective deferrals by Participants, the Plan shall allow the Employer to make other type(s) of contributions in accordance with the following:

                  (a)      X        REGULAR (NON-SAFE HARBOR) SECTION 401(k)
                           FEATURE. The Plan does not follow the 401(k) Safe Harbor provisions of Section 3.10 of the Plan and allows the Employer to make the following type(s) of contributions in connection with the Section 401(k) feature:

                                    X       QNECs. This Plan permits the
                                            Employer to make qualified
                                            nonelective contributions (which are
                                            fully vested and subject to the
                                            401(k) distribution limitations) to
                                            be taken into account in determining
                                            the Actual Deferral Percentage.

                                    X       QUALIFIED MATCHING CONTRIBUTIONS
                                            SUBJECT TO ADP. This Plan permits
                                            the Employer to make qualified
                                            matching contributions (which are
                                            fully vested and subject to the
                                            401(k) distribution limitations) to
                                            be taken into account in determining
                                            the Actual Deferral Percentage.

                                    X       MATCHING CONTRIBUTIONS SUBJECT TO
                                            ACP. This Plan permits the Employer
                                            to make matching contributions to
                                            the Employer Matching Accounts
                                            (which are subject to the vesting
                                            schedule selected in Item 49) to be
                                            taken into account in determining
                                            the Actual Contribution Percentage.

                  (b) SAFE HARBOR 401(k) PLAN. The Plan shall follow the 401(k) Safe Harbor provisions of
                                    Section 3.10 of the Plan. (If elected,
                                    complete Items 15 and 16 and then skip to Items 27-30.)

                             SECTION 401(k) FEATURE

                               ELECTIVE DEFERRALS

         15. LIMITATIONS ON ELECTIVE DEFERRALS. (Any limitations selected are in addition to the Section 402(g) limits and other limits under the Basic Plan Document.)

                  (a) PLAN YEAR LIMITATIONS. (Select only one and complete as necessary.)

                                    A Participant's elective deferrals for a Plan Year may not exceed the lesser of ___% of his Compensation for the Plan Year or $______; or

                                    No Plan Year limitations other than those otherwise imposed under the Plan; or

                           X The Administrator may set a maximum and/or minimum limit (which may change from time to time) to be applied uniformly to the Participants on the percentage or dollar amount of a Participant's Compensation that may be reduced for any Plan Year under a salary reduction election hereunder.

                  (b) PAY PERIOD LIMITATIONS. (Select only one and complete as necessary.)

                                    A Participant's salary reductions for a pay period or with respect to a bonus or other special payment may not exceed the lesser of ___% of his Compensation otherwise payable for such pay period or as a bonus or special payment or $______; or

                                    No pay period limitations other than those otherwise imposed under the Plan or the law; or

                           X The Administrator may set a maximum and/or minimum limit (which may change from time to time) to be applied uniformly to the Participants on the percentage or dollar amount of a Participant's Compensation that may be reduced under a salary reduction agreement hereunder for any pay period or for a bonus or special payment.

NOTE: Any limit imposed may not prevent a Participant from receiving the maximum match.

         16.      ELECTION, CHANGE AND TERMINATION OF SALARY DEFERRALS.

                  (a) ELECTIONS. A Participant may enter (or re-enter following a termination under (d) below) into a salary reduction agreement by providing the prescribed election form to the Employer on or before one of the following applicable dates and the election shall become effective as soon after the applicable date coinciding with or first following the Employer's receipt of the Participant's election form as is administratively feasible: (Select only one of the following and complete as necessary.)

                           X Each of the following dates: (Fill in one or more dates during a year.) any date within the first 30 days after hire, otherwise the first day of each calendar quarter; or

                                    Any time; or

                                    Such dates (at least one each calendar year) as may be prescribed by the Administrator from time to time.

                  (b) CHANGES. A Participant may change a salary reduction agreement by providing the prescribed election form to the Administrator on or before one of the following applicable dates and the change shall become effective as soon after the applicable date coinciding with or first following the Administrator's receipt of the Participant's election form as is administratively feasible: (Select only one of the following and complete as necessary.)

                           X Each of the following dates: (Fill in one or more dates during a year.) January 1; April 1; July 1; October 1; or

                                    Any time; or

                                    Such dates (at least one each calendar year) as may be prescribed by the Administrator from time to time.

                  (c) LIMIT ON NUMBER OF CHANGES. A Participant may make changes to his salary reduction agreement no more frequently than: (Select only one of the following and complete as necessary.)

                                    __ times per Plan Year (Fill in number (at least one).); or

                           X The Administrator may prescribe limits from time to time on the number of changes that can be made per Plan Year, provided that at least one change shall be permitted each Plan Year.

                  (d) TERMINATIONS. A Participant may terminate a salary reduction agreement by providing the prescribed election form to the Administrator at any time and the termination shall become effective as soon after the Administrator's receipt of the Participant's election form as is administratively feasible.

                  (e) SPECIAL BONUS ELECTIONS. The Administrator may allow Participants to enter special salary reduction agreements effective only with respect to the next bonus or other special payment due and payable after the Administrator's receipt of the election form.

                                    Yes ("Yes" may not be elected if bonuses are excluded from the definition of Compensation under Item 39 of the Adoption Agreement.)

                           X        No

Pre-existing salary reduction elections under (a) and (b) above shall not be affected by a special election hereunder and a special election hereunder shall be disregarded for purposes of (c), (d) and (e) above.

                             SECTION 401(k) FEATURE

                                      QNECS

         (THE FOLLOWING ITEMS 17 AND 18 SHOULD BE COMPLETED ONLY IF THE BOX IN
         ITEM 14(a) ENTITLED "QNECS" IS SELECTED. DO NOT COMPLETE ITEMS 17 AND 18 IF THE SAFE HARBOR PLAN ELECTION IN ITEM 14(b) IS SELECTED.)

         17. QNEC ALLOCATION METHOD AND AMOUNT. The Employer shall be authorized to make annual qualified nonelective contributions to the Plan to the Nonelective Contribution Accounts for allocation as follows: (Select (a) and/or (b) and complete. An Employer may elect to make contributions under one or both QNEC allocation methods.)

                  (a)      X        proportionate to the Compensation for the
                           Plan Year of all Participants eligible under Item 18 below and in the following amount: (Select one and complete.)

                                            ___% of the Compensation of all
                                            Participants who are entitled under
                                            Item 18 below to receive an
                                            allocation for the Plan Year; or

                                    X       such other amount (if any) as may be
                                            properly determined by the Employer
                                            for such Plan Year.

                  (b) X an equal flat dollar amount for each Participant eligible under Item 18 below in the following amount: (Select one and complete.)

                                            $______ for each Participant who is
                                            entitled under Item 18 below to
                                            receive an allocation for the Plan
                                            Year; or

                                    X       such other flat dollar amount (if
                                            any) as may be properly determined
                                            by the Employer for such Plan Year.

         18.      PARTICIPANTS ENTITLED TO RECEIVE A QNEC.

                  (a)      "HIGHLY COMPENSATED" STATUS. (Select only one.)

                                    Only Participants who are Non-highly
                                    Compensated Employees eligible under (b) or
                                    (c) below shall be entitled to share in the Employer contribution under Item 17 to the Nonelective Contribution Accounts for a Plan Year; or
                                    All Participants who are eligible under (b) or (c) below shall be entitled to share in the Employer contribution under Item 17 to the Nonelective Contribution Accounts for a Plan Year; or

                           X On a year to year basis, the Administrator shall determine whether all Participants eligible under (b) or (c) below or only those Participants who are Non-highly Compensated Employees eligible under (b) or
                                    (c) below shall be entitled to share in the Employer contribution under Item 17 to the Nonelective Contribution Accounts for the Plan Year.

                  (b) EMPLOYMENT STATUS. A Participant eligible under (a) above shall be entitled to share in the Employer contribution under Item 17 to the Nonelective Contribution Accounts for a Plan Year if: (Select only one.)

                           X he is an Eligible Employee at any time during the Plan Year;

                                    he is an Eligible Employee on the last day of the Plan Year;

                                    he receives credit for at least 500 Hours of Service during the Plan Year or he is an Eligible Employee on the last day of the Plan Year;

                                    he receives credit for at least 1,000 Hours of Service during the Plan Year, regardless of whether he is an Eligible Employee on the last day of the Plan Year; or

                                    he receives credit for at least 1,000 Hours of Service during the Plan Year and he is an Eligible Employee on the last day of the Plan Year.

                  (c) CERTAIN FORMER EMPLOYEES. In addition, a Participant eligible under (a) above who has Compensation for a Plan Year shall be entitled to share in such Employer contribution for such Plan Year if he is on an approved leave of absence at the end of such Plan Year or if his employment by the Employer terminates during such Plan Year on account of death, Disability, retirement at or after Normal Retirement Age, or (if provided for in Item 47) early retirement.

                           X        Yes

                                    No

                             SECTION 401(k) FEATURE

                 QUALIFIED MATCHING CONTRIBUTIONS SUBJECT TO ADP

         (THE FOLLOWING ITEMS 19 THROUGH 21 SHOULD BE COMPLETED ONLY IF THE BOX IN ITEM 14(a) ENTITLED "QUALIFIED MATCHING CONTRIBUTIONS SUBJECT TO ADP" IS SELECTED. DO NOT COMPLETE ITEMS 19 THROUGH 21 IF THE SAFE HARBOR PLAN ELECTION IN ITEM 14(b) IS SELECTED.)

         19. QUALIFIED MATCHING CONTRIBUTIONS ALLOCATION METHOD AND AMOUNT. The Employer shall be authorized to make matching contributions to the Nonelective Contribution Accounts of those Participants who both make elective deferrals hereunder for the Plan Year and who are entitled under Item 20 below to receive this type of matching contribution for the year for allocation as follows: (Select any that apply and complete. An Employer may elect to make more than one type of matching contribution by selecting more than one of the following options.)

                  (a)      X        As a percentage of Participants' Section
                                    401(k) elective deferrals;

                  (b)               Proportionate to the Compensation for the
                           Plan Year of all Participants who are entitled to this type of matching contribution for the Plan Year, in the following amount: (Select one and complete.)

                                            ___% of the Compensation of all
                                            Participants who are entitled to
                                            receive this type of matching
                                            contribution for the Plan Year; or

                                            such other amount (if any) as may be
                                            properly determined by the Employer
                                            for such Plan Year;

                  (c)               An equal flat dollar amount for each
                           Participant who is entitled to this type of matching contribution for the Plan Year in the following amount: (Select one and complete.)

                                            $______ for each Participant who is
                                            entitled to receive this type of
                                            matching contribution for the Plan
                                            Year; or

                                            such other flat dollar amount (if
                                            any) as may be properly determined
                                            by the Employer for such Plan Year.

         20.      PARTICIPANTS ENTITLED TO RECEIVE A QUALIFIED MATCHING
                  CONTRIBUTION.

                  (a)      "HIGHLY COMPENSATED" STATUS.  (Select only one.)

                                    Only Participants who are Non-highly
                                    Compensated Employees eligible under (b) or
                                    (c) below (and who make elective deferrals hereunder for the Plan Year) shall be entitled to receive the qualified matching contribution under Item 19 to the Nonelective Contribution Accounts for a Plan Year; or

                           X All Participants who are eligible under (b) or (c) below (and who make elective deferrals hereunder for the Plan Year) shall be entitled to receive the qualified matching contribution under Item 19 to the Nonelective Contribution Accounts for a Plan Year; or

                                    On a year to year basis, the Administrator shall determine whether all Participants eligible under (b) or (c) below or only those Participants who are Non-highly Compensated Employees eligible under (b) or
                                    (c) below (and who make elective deferrals hereunder for the Plan Year) shall be entitled to receive the qualified matching contribution under Item 19 to the Nonelective Contribution Accounts for the Plan Year.

                  (b) EMPLOYMENT STATUS. A Participant eligible under (a) above shall be entitled to receive a qualified matching contribution under Item 19 to the Nonelective Contribution Account for a Plan Year if:
                           (Select only one.)

                           X he is an Eligible Employee at any time during the Plan Year;

                                    he is an Eligible Employee on the last day of the Plan Year;

                                    he receives credit for at least 500 Hours of Service during the Plan Year or he is an Eligible Employee on the last day of the Plan Year;

                                    he receives credit for at least 1,000 Hours of Service during the Plan Year, regardless of whether he is an Eligible Employee on the last day of the Plan Year; or

                                    he receives credit for at least 1,000 Hours of Service during the Plan Year and he is an Eligible Employee on the last day of the Plan Year.

                  (c) CERTAIN FORMER EMPLOYEES. In addition, a Participant eligible under (a) above shall be entitled to receive such a qualified matching contribution for such Plan Year if he is on an approved leave of absence at the end of such Plan Year or if his employment by the Employer terminates during such Plan Year on account of death, Disability, retirement at or after Normal Retirement Age, or (if provided for in Item 47) early retirement.

                           X        Yes

                                    No

         21. MATCHES AS A PERCENTAGE OF ELECTIVE DEFERRALS. (Complete this Item only if box (a) under Item 19 is selected.)

                  (a) AMOUNT. Subject to (b) and (c) below, the Employer's annual qualified matching contribution (if any) to the Plan to the Nonelective Contribution Account of each Participant entitled to receive this type of matching contribution for the Plan Year shall be an amount equal to: (Select only one and complete as necessary.)

                                    ___% of the Participant's elective deferrals hereunder for the Plan Year not in excess of % of the Participant's Compensation for the Plan Year; or

                                    ___% of the portion of the Participant's elective deferrals hereunder for the Plan Year not in excess of ___% of the Participant's Compensation for the Plan Year plus ___% of the portion of the Participant's elective deferrals hereunder for the Plan Year in excess of that amount but not in excess of ___% of the Participant's Compensation for the Plan Year; or

                           X such other percentage of such portion of the Participant's elective deferrals hereunder for the Plan Year as may be properly determined by the Administrator for such Plan Year and applied uniformly with respect to those Participants entitled to receive this type of matching contribution hereunder.

                  (b)      PAY PERIOD LIMITATIONS. The same
                           percentage-of-Compensation limitations specified under (a) above also shall be applied on a pay period basis (and with respect to bonuses or other special payments) such that the Employer's qualified matching contributions shall be with respect to only such percentage of Compensation otherwise payable for a pay period (or as a bonus or other special payment).

                                    Yes

                           X        No

                  (c) BONUSES SUBJECT TO MATCH. Elective deferrals with respect to bonuses or other special payments shall be matched to the same extent and subject to the same limitations as any other part of a Participant's Compensation.

                           X Yes -- elective deferrals with respect to bonuses and special payments shall be matched

                                    No -- elective deferrals with respect to bonuses and special payments shall not be matched

                             SECTION 401(k) FEATURE

                             ADP/ACP TESTING METHODS

         (THE FOLLOWING ITEMS 22 AND 23 SHOULD BE COMPLETED ONLY IF ITEM 14(a) (NON-SAFE HARBOR 401(k) PLAN) IS SELECTED OR THE PLAN ALLOWS VOLUNTARY (AFTER-TAX) PARTICIPANT CONTRIBUTIONS IN ITEM 10.)

         22.      ADP/ACP TESTING METHOD.

                  (a) Testing Method. The ADP and/or ACP testing shall be applied using: (Select only one.)

                                    PRIOR YEAR TESTING METHOD (referred to in
                                    Sections 3.1(e)(1) and 3.2(b)(1)).

                                    New Feature Election. (If Prior Year Testing
                                    Method is selected, the Plan is not a
                                    successor plan and if the Section 401(k) feature (or either the Employer matching contribution feature or voluntary (after-tax) Participant contribution feature) was first made a part of the Plan on or after the "Effective Date" in Item 1, then select one of the following:)

                                    For the first Plan Year in which a section
                                    401(k) feature (or either the Employer
                                    matching contribution feature or voluntary
                                    (after-tax) Participant contribution
                                    feature) is part of the Plan, the Actual
                                    Deferral Percentage (or Actual Contribution
                                    Percentage, as the case may be) for
                                    Non-highly Compensated Employees to be taken into account shall be:

                                            deemed to be 3 percent, or

                                            the Actual Deferral Percentage (or
                                            Actual Contribution Percentage, as
                                            the case may be) for such first Plan
                                            Year for Participants who are
                                            Non-highly Compensated Employees
                                            eligible to make Section 401(k)
                                            contributions (or voluntary
                                            after-tax Participant contributions)
                                            for such Plan Year.

                           X CURRENT YEAR TESTING METHOD (referred to in Sections 3.1(e)(2) and 3.2(b)(2)).

NOTE: A Plan may change from the Current Year Testing Method to the Prior Year Testing Method only if (1) the Plan has been using the Current Year Testing method for the preceding 5 Plan Years, or, if lesser, the number of Plan Years the Plan has been in existence; or (2) the Plan otherwise meets one of the conditions specified in Notice 98-1 (or superseding guidance) for changing from the Current Year Testing method.

                  (b) METHODS USED FOR PRE-EFFECTIVE DATE PLAN YEARS. (Complete this Item only if the Plan was not previously amended for GUST and the choices in Item 22(a) would have been relevant and available in a Plan Year prior to the Effective Date.) (Select only one.)

                                    The testing method selected in Item 22(a) was used for all relevant Plan Years prior to the Effective Date.

                           X The Plan used the methods for ADP and/or ACP testing in relevant Plan Years before the Effective Date as described in an attachment. (If selected, describe the testing in an attachment.)

         23. OTHER TESTING METHODOLOGIES. (Select any of the following as are applicable; otherwise do not select.) (See Section 1.26(c) of the Plan.)

                           TOP-PAID GROUP ELECTION. In determining who is a
                  Highly Compensated Employee, the Employer makes a top-paid group election. The effect of this election is that an Employee (who is not a Five-Percent Owner at any time during the determination year or the look-back year) with Section 415 Compensation in excess of $80,000 (as adjusted) for the look-back year is a Highly Compensated Employee only if the Employee was in the top-paid group for the look-back year.

                           CALENDAR YEAR ELECTION. In determining who is a
                  Highly Compensated Employee (other than as a Five-Percent Owner), the Employer makes a calendar year data election. The effect of this election is that the look-back year is the calendar year beginning with or within the look-back year.

                  X        NOT APPLICABLE.  Neither of these elections applies.

                             SECTION 401(k) FEATURE

                      MATCHING CONTRIBUTIONS SUBJECT TO ACP

         (THE FOLLOWING ITEMS 24 THROUGH 26 SHOULD BE COMPLETED ONLY IF THE BOX IN ITEM 14(a) ENTITLED "MATCHING CONTRIBUTIONS SUBJECT TO ACP" IS SELECTED. DO NOT COMPLETE ITEMS 24 THROUGH 26 IF THE SAFE HARBOR PLAN ELECTION IN ITEM 14(b) IS SELECTED.)

         24. EMPLOYER MATCHING CONTRIBUTIONS TO EMPLOYER MATCHING ACCOUNTS. The Employer shall be authorized to make matching contributions to the Employer Matching Accounts of those Participants who both make elective deferrals hereunder for the Plan Year and who are entitled under Item 25 below to receive this type of matching contribution for the year for allocation as follows: (Select any that apply and complete. An Employer may elect to make more than one type of matching contribution by selecting more than one of the following options.)

                  (a)      X        As a percentage of Participants' Section
                           401(k) elective deferrals (complete Items 25 and 26);

                  (b)               Proportionate to the Compensation for the
                           Plan Year of all Participants who are entitled to this type of matching contribution for the Plan Year, in the following amount: (Select one and complete.)

                                            ____________% of the Compensation of
                                            all Participants who are entitled to
                                            receive this type of matching
                                            contribution for the Plan Year; or

                                            such other amount (if any) as may be
                                            properly determined by the Employer
                                            for such Plan Year;

                  (c)               An equal flat dollar amount for each
                           Participant who is entitled to this type of matching contribution for the Plan Year in the following amount: (Select one and complete.)

                                            $____ for each Participant who is
                                            entitled to receive this type of
                                            matching contribution for the Plan
                                            Year; or

                                            such other flat dollar amount (if
                                            any) as may be properly determined
                                            by the Employer for such Plan Year.

         25. PARTICIPANTS ENTITLED TO RECEIVE EMPLOYER MATCHING CONTRIBUTION TO EMPLOYER MATCHING ACCOUNTS.

                  (a)      "HIGHLY COMPENSATED" STATUS. (Select only one.)

                                    Only Participants who are Non-highly
                                    Compensated Employees eligible under (b) or
                                    (c) below (and who make elective deferrals hereunder for the Plan Year) shall be entitled to receive the matching contribution under Item 24 to the Employer Matching Accounts for a Plan Year; or

                           X All Participants who are eligible under (b) or (c) below (and who make elective deferrals hereunder for the Plan Year) shall be entitled to receive the matching contribution under Item 24 to the

                                    Employer Matching Accounts for a Plan Year;
                                    or

                                    On a year to year basis, the Administrator shall determine whether all Participants eligible under (b) or (c) below or only those Participants who are Non-highly Compensated Employees eligible under (b) or
                                    (c) below (and who make elective deferrals hereunder for the Plan Year) shall be entitled to receive the matching contribution under Item 24 to the Employer Matching Accounts for the Plan Year.

                  (b) EMPLOYMENT STATUS. A Participant who has met the eligibility criteria in Item 13 applicable to this type of contribution and who is eligible under (a) above shall be entitled to receive a matching contribution under Item 24 to the Employer Matching Account for a Plan Year if: (Select only one.)

                           X he is an Eligible Employee at any time during the Plan Year;

                                    he is an Eligible Employee on the last day of the Plan Year;

                                    he receives credit for at least 500 Hours of Service during the Plan Year or he is an Eligible Employee on the last day of the Plan Year;

                                    he receives credit for at least 1,000 Hours of Service during the Plan Year, regardless of whether he is an Eligible Employee on the last day of the Plan Year; or

                                    he receives credit for at least 1,000 Hours of Service during the Plan Year and he is an Eligible Employee on the last day of the Plan Year.

                  (c) CERTAIN FORMER EMPLOYEES. In addition, a Participant who has met the eligibility criteria in Item 13 applicable to this type of contribution and who is eligible under (a) above shall be entitled to receive such a matching contribution for such Plan Year if he is on an approved leave of absence at the end of such Plan Year or if his employment by the Employer terminates during such Plan Year on account of death, Disability, retirement at or after Normal Retirement Age, or (if provided for in Item 47) early retirement.

                           X        Yes

                                    No

         26. MATCHES AS A PERCENTAGE OF ELECTIVE DEFERRALS. (Complete this Item only if box (a) under Item 24 is selected.)

                  (a) AMOUNT. Subject to (b) and (c) below, the Employer's annual matching contribution (if any) to the Plan to the Employer Matching Account of each Participant entitled to receive this type of matching contribution for the Plan Year shall be an amount equal to: (Select only one and complete as necessary.)

                                    ___% of the Participant's elective deferrals hereunder for the Plan Year not in excess of ___% of the Participant's Compensation for the Plan Year; or

                                    ___% of the portion of the Participant's elective deferrals hereunder for the Plan Year not in excess of ___% of the Participant's Compensation for the Plan Year plus ___% of the portion of the Participant's elective deferrals hereunder for the Plan

                                    Year in excess of that amount but not in excess of ___% of the Participant's Compensation for the Plan Year; or

                           X such other percentage of such portion of the Participant's elective deferrals hereunder for the Plan Year as may be properly determined by the Administrator for such Plan Year and applied uniformly with respect to those Participants entitled to receive this type of matching contribution hereunder.

                  (b)      PAY PERIOD LIMITATIONS. The same
                           percentage-of-Compensation limitations specified under (a) above also shall be applied on a pay period basis (and with respect to bonuses or other special payments) such that the Employer's matching contributions shall be with respect to only such percentage of Compensation otherwise payable for a pay period (or as a bonus or other special payment).

                           X        Yes

                                    No

                  (c) BONUSES SUBJECT TO MATCH. Elective deferrals with respect to bonuses or other special payments shall be matched to the same extent and subject to the same limitations as any other part of a Participant's Compensation.

                           X Yes -- elective deferrals with respect to bonuses and special payments shall be matched

                                    No -- elective deferrals with respect to bonuses and special payments shall not be matched

                             SECTION 401(k) FEATURE

                             SAFE HARBOR 401(k) PLAN

         (THE FOLLOWING ITEMS 27 THROUGH 30 SHOULD BE COMPLETED ONLY IF THE SAFE HARBOR 401(k) PLAN SELECTION IN ITEM 14(b) IS SELECTED.)

         27. EMPLOYER CONTRIBUTIONS.. The Employer shall satisfy the safe harbor contribution requirement by making the following type of contributions: (Select one of the following:)

                           Safe Harbor Matching Contribution (complete Items 28 and 30); or

                           Safe Harbor Nonelective Contribution (complete Items 29 and 30).

         28. SAFE HARBOR MATCHING CONTRIBUTIONS.. (Complete only if the first box in Item 27 is selected.)

                  (a) AMOUNT. The Employer's matching contributions to the Nonelective Contribution Accounts of those Participants who make elective deferrals for the Plan Year and who are entitled under Item 30 below to receive this type of contribution shall be an amount equal to: (Select one and complete as necessary.)

                                    BASIC MATCH ONLY. The Employer's matching contributions to the Nonelective Contribution Accounts of those Participants who make elective deferrals for the Plan Year and who are entitled under Item 30 below to receive this type of contribution shall be 100% of the Participant's elective deferrals hereunder up to 3% of the Participant's Compensation, plus 50% of the Participant's elective deferrals up to the next 2% of Compensation.

                                    ENHANCED MATCH. The Employer's matching
                                    contributions shall be ___________% of the Participant's elective deferrals hereunder up to ___________% (not less than 3% or more than 6%) of the Participant's Compensation plus ___________% (not more than the first percentage) of the Participant's elective deferrals in excess of that amount but not in excess of ___________% (not more than 6%) of the participant's Compensation.

NOTE: The Enhanced Match option must entitle a Participant to at least as great a match at any level of elective deferrals as he would have under the Basic Match option.

                  (b)      APPLICATION OF LIMITATIONS. The
                           percentage-of-Compensation limitations specified under (a) above shall be applied (select one):

                                    on a pay period basis;

                                    on a monthly basis;

                                    on a quarterly basis; or

                                    on an annual (Plan Year) basis.

         29. SAFE HARBOR NONELECTIVE CONTRIBUTION.. (Complete only if the second box in Item 27 is selected.) The Employer shall make contributions equal to at least ________% (at least 3%) of Compensation for each Participant who is eligible under Item 30 below to receive this type of contribution.

         30. PARTICIPANTS ENTITLED TO SAFE HARBOR CONTRIBUTIONS.. A Participant shall be entitled to an Employer safe harbor matching contribution or nonelective contribution if (select only one):

                           he is an Eligible Employee at any time during the Plan Year; or

                           he is a Nonhighly Compensated Employee who is an Eligible Employee at any time during the Plan Year.

                  DISCRETIONARY (PROFIT SHARING) CONTRIBUTIONS

         (THE FOLLOWING ITEMS 31 THROUGH 35 SHOULD BE COMPLETED ONLY IF A DISCRETIONARY (PROFIT SHARING) CONTRIBUTION FEATURE IS PART OF THE PLAN PURSUANT TO ITEM 9.)

         31. DISCRETIONARY CONTRIBUTIONS ALLOCATION METHOD AND AMOUNT. The Employer shall be authorized to make discretionary (profit sharing) contributions to the Plan for allocation to the Employer Contribution Accounts as follows: (Select (a), (b) and/or (c) and complete. An Employer may elect to make contributions under one or more allocation methods.)

                  (a)      X        proportionate to Compensation method
                           :(Complete Item 34 to specify the amount of the contribution; and below to select whether such allocations are to be on an integrated or non-integrated basis)

                                    ALLOCATION OF EMPLOYER CONTRIBUTIONS. This type of Employer contribution shall be allocated, for each participant eligible under Items 32 and 33 below, on:

                                    X        a non-integrated basis (see Section
                                             3.3(a)(2) of the Plan), or

                                             an integrated basis (see Section
                                             3.3(a)(3) of the Plan) (complete
                                             Item 35).

                  (b)               an equal flat dollar amount for each
                           Participant eligible under Items 32 and 33 below in the following amount: (Select one and complete.)

                                            $______ for each Participant who is
                                            entitled under Items 32 and 33 below
                                            to receive an allocation for the
                                            Plan Year; or

                                            such other flat dollar amount (if
                                            any) as may be properly determined
                                            by the Employer for such Plan Year.

                  (c)               $______ for each Hour of Service credited
                           for a Participant eligible under Items 32 and 33 below for the Plan Year.

         32. PARTICIPANTS ENTITLED TO RECEIVE AN ALLOCATION OF EMPLOYER CONTRIBUTION (PART 1). A Participant who has met the eligibility criteria in Item 13 applicable to this type of contribution shall be entitled to share in the Employer contribution to the Employer Contribution Accounts for a Plan Year if: (Select only one.)

                           he is an Eligible Employee at any time during the Plan Year;
                           he is an Eligible Employee on the last day of the Plan Year;

                           he receives credit for at least 500 Hours of Service during the Plan Year or he is an Eligible Employee on the last day of the Plan Year;

                           he receives credit for at least 1,000 Hours of Service during the Plan Year, regardless of whether he is an Eligible Employee on the last day of the Plan Year; or

                  X he receives credit for at least 1,000 Hours of Service during the Plan Year and he is an Eligible Employee on the last day of the Plan Year.

         33. PARTICIPANTS ENTITLED TO RECEIVE AN ALLOCATION OF EMPLOYER CONTRIBUTION (PART

                  2). In addition, a Participant who has met the eligibility criteria in Item 13 applicable to this type of contribution and who has Compensation for a Plan Year shall be entitled to share in the Employer contribution for such Plan Year if he is on an approved leave of absence at the end of such Plan Year or if his employment by the Employer terminates during such Plan Year on account of death, Disability, retirement at or after Normal Retirement Age, or (if provided for in Item 47 of this Adoption Agreement) early retirement.

                  X        Yes

                           No

         34. DETERMINATION. The Employer's annual discretionary (profit sharing) contribution (if any) to the Plan for a Plan Year for allocation to the Employer Contribution Accounts shall be an amount equal to:

                           ___% of the Compensation of all Participants who are entitled to receive an allocation for such Plan Year;

                           ___% of the Employer's current Profits for such Plan Year;

                           ___% of the Employer's current Profits in excess of $______ for such Plan Year; or

                  X such other amount as may be properly determined by the Employer for such Plan Year.

         35. INTEGRATED ALLOCATION FORMULA. (Complete only if integrated basis is selected in 31(a) above.)

                  (a)      INTEGRATION FORMULA. Employer contributions under
                           Item 31(a) of the Adoption Agreement (and any forfeitures allocated with this type of contribution) shall be allocated, as follows, among the Employer Contribution Accounts of those Participants entitled to receive such an allocation: (Select only one.)

                                    MAXIMUM DISPARITY METHOD. First, such
                                    contribution (and forfeitures) shall be
                                    allocated in the same ratio that the sum of such Participants' Compensation plus Excess Compensation for the Plan Year bears to the sum of all such Participants' Compensation plus Excess Compensation, but the amount so allocated, expressed as a percentage, shall not exceed the Maximum Disparity Rate. Second, the balance, if any, of such contribution (and forfeitures) shall be allocated in proportion to such Participants' Compensation for the Plan Year.

                                    FOUR-TIER METHOD. First, such contribution
                                    (and forfeitures) shall be allocated in
                                    proportion to the Participants' Compensation for such Plan Year, but not in excess of 3 percent of each Participant's Compensation. Second, any remaining contribution (and forfeitures) shall be allocated in proportion to the Participants' Excess Compensation for the Plan Year but not in excess of 3 percent of each Participant's Excess Compensation. Third, any remaining contribution (and forfeitures) shall be allocated in the same ratio that the sum of such Participants' Compensation plus Excess Compensation for the Plan Year bears to the sum of all such Participants' Compensation plus Excess Compensation, but the amount so allocated, expressed as a percentage, shall not exceed the Maximum Disparity Rate less three percentage points. Fourth, any remaining contribution (and forfeitures) shall be allocated in proportion to the Participants' Compensation for the

                                    Plan Year.

                  (b) TAXABLE WAGE BASE. For purposes of allocating on an integrated basis, "Taxable Wage Base" means:

                                    the contribution and benefit base under
                                    section 230 of the Social Security Act, as of the first day of the particular Plan Year; or

                                    $___________ (not to exceed the contribution and benefit base under section 230 of the Social Security Act, as of the first day of the Plan Year in which the Effective Date falls); or

                                    ___________% (not to exceed 100%) of the
                                    contribution and benefit base under section
                                    230 of the Social Security Act, as of the first day of the particular Plan Year.

If a Plan Year consists of less than 12 months, then the Taxable Wage Base for such Plan Year shall be multiplied by the fraction the numerator of which is the number of months in the short Plan Year and the denominator of which is 12.

                 COMPENSATION TAKEN INTO ACCOUNT UNDER THE PLAN

         36.      BASE DEFINITION.

INSTRUCTIONS: Complete Column A for the definition of "Compensation" generally applicable under the Plan, including for the allocation of contributions. Complete Column B for the definition of "Section 415 Compensation" (Section 4.1(k) of the Plan) applicable in determining the section 415 limitations.

         FOR SELF-EMPLOYED INDIVIDUALS (INCLUDING PARTNERS IN A PARTNERSHIP), SEE SECTION 1.12(e) OF THE PLAN.

                                                              B
                                            A           "SECTION 415
                                     "COMPENSATION"     COMPENSATION"
                                     --------------     -------------
      IRS SAFE HARBORS

- W-2, Total Compensation Box

- Earnings subject to Federal
Income Tax Withholding                      X

- General Section 415 definition                             X

OTHER CHOICE

- FICA definition                                           N/A

         37. EXCLUSION OF ELECTIVE DEFERRALS. The Compensation definition (but not the Section 415 Compensation definition) shall exclude any amount contributed pursuant to a salary reduction agreement and which are not includible in the Employee's gross income by reason of Sections 401(k), 402(e)(3), 125 or 132(f)(4) and similar Compensation reduction elections (Section 1.11(d) of Plan). (This exclusion is not available for the definition of Section 415 Compensation.)

                           Yes - these amounts are excluded.

                  X        No - these amounts are included.

         38. PARTIAL YEAR OF PARTICIPATION. Compensation for any part of a Plan Year during which an Employee is not a Participant or has not met the eligibility criteria for a particular type of Employer contribution (or forfeiture allocation): (Select one.)

                           shall be taken into account in the allocation of Employer contributions (and forfeitures) under the Plan; or

                  X shall not be taken into account in the allocation of Employer contributions (and forfeitures) under the Plan.

         39. EXCLUSIONS. Compensation shall exclude the following (check any that apply):

                  FOR INTEGRATED ALLOCATIONS (SEE ITEM 35), ONE OF THE FOLLOWING TWO ALTERNATIVES MUST BE SELECTED

                           No exclusions

                  X Safe-harbor exclusion of allowances, reimbursements and fringe benefits

'
                           (Section 1.11(c) of Plan)

             ANY OF THE FOLLOWING EXCLUSIONS REQUIRE 414(s) TESTING

                           Bonuses                  Overtime

                           Commissions              Other (specify)

         40. CASH BASIS. Compensation should be taken into account in the Plan Year in which it is actually paid.

         41. EFFECTIVE DATE. If the selections in Item 36 change the Plan's base definition of Compensation or Section 415 Compensation, or if the selections in Items 37-40 otherwise change the Plan's provisions as of a date other than the Effective Date, fill in the effective date of the change, identify the change and specify or attach the provisions in effect prior to the change: n/a

                    SERVICE TAKEN INTO ACCOUNT UNDER THE PLAN

         42. METHOD OF DETERMINATION. For eligibility and vesting purposes, service shall be determined on the basis of:

                           the elapsed time method (skip to Item 46 unless a minimum Hours of Service requirement for sharing in certain contributions is elected in Item 18, 20, 24, 31 or 32), or

                  X        the hour-counting method.

         43. DETERMINATION OF HOURS OF SERVICE. An Employee's Hours of Service shall be determined on the basis of:

                  X the actual hours for which he is paid or entitled to payment, determined from records of hours worked and hours for which payment is made or due;

                           10 Hours of Service for each day for which he would be required to be credited with at least one Hour of Service;

                           45 Hours of Service for each week for which he would be required to be credited with at least one Hour of Service;

                           95 Hours of Service for each semi-monthly payroll period for which he would be required to be credited with at least one Hour of Service;

                           190 Hours of Service for each month for which he would be required to be credited with at least one Hour of Service.

         44. SERVICE COMPUTATION PERIOD (ELIGIBILITY). "Service Computation Period" means, for eligibility purposes: (Complete only if the hour-counting method is elected in Item 42.)

                           the 12 consecutive month period beginning on an Employee's Employment Commencement Date or on an anniversary thereof; or

                  X the 12 consecutive month period beginning on an Employee's Employment Commencement Date and, thereafter in all cases, each Plan Year, beginning with the Plan Year containing the first anniversary of such Employment Commencement Date. An Employee who is credited with 1,000 Hours of Service in both the initial eligibility computation period and the first Plan Year which commences prior to the first anniversary of the Employee's Employment Commencement Date will be credited with two Years of Service for purposes of eligibility to participate.

         45. SERVICE COMPUTATION PERIOD (VESTING). "Service Computation Period" means, for purposes of determining Years of Service and One-Year Breaks for vesting purposes: (Complete only if the hour-counting method is elected in Item 42.)

                  X        the Plan Year, or

                           the 12 consecutive month period beginning on an Employee's Employment Commencement Date or on an anniversary thereof.

         46. PREDECESSOR AND OTHER EMPLOYERS. For purposes of the Plan, service for the Employer shall be deemed to include service (including service as a self-employed individual) for the following organization(s):

                           None

                  X prior employers acquired by Meridian including Gull Laboratories, Biodesign, Viral Antigens and such other entities that may be specified by Meridian from time to time.

         47. EARLY RETIREMENT. May Participants retire early with full vesting and immediate entitlement to benefits?

                  X Yes, upon attainment of age 50 and completion of at least 15 Years of Service for vesting purposes.

                           No

         48.      DISABILITY. Disability means with respect to a Participant:

                           that he is unable to engage in any substantial, gainful activity by reason of any medically-determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration;

                           (1) that he is unable to engage in any substantial, gainful activity by reason of any medically-determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than 12 months, and (2) that the Social Security Administration has determined that he is entitled to a Social Security disability benefit;

                           an injury or disease which was not intentionally self-inflicted and which the Administrator has determined, on the basis of such evidence as it determines to be satisfactory, permanently prevents such Participant from performing his regular duties with the Employer;

                           that the Administrator has determined, on the basis of such evidence as it determines to be satisfactory, that such Participant is unable to engage in each and every occupation or employment for remuneration or profit (except for the purpose of his rehabilitation not incompatible with his Disability), for which he is reasonably qualified by education, training and work experience, because of a physical or mental condition or impairment, which the Administrator determines will be permanent and continuous during the remainder of such Participant's lifetime, and which (1) was not intentionally self-inflicted, and
                           (2) was not incurred while or as a result of engaging in any unlawful activity, and (3) was not incurred as a result of chronic or excessive use of intoxicants, drugs or narcotics, and (4) was not incurred as a result of military service for which such Participant received a military pension; or

                  X other: a Participant who is established by a licensed physician selected by the Plan Administrator to (a) have suffered a disability which is expected to result in the Participant's death or last for not less than 12 months; and (b) not be able to perform his or her job or any job for which he or she is reasonably suited as a result of his or her education, training and experience. The determination by the Plan Administrator with respect to whether a Participant is totally and permanently disabled shall be made in a nondiscriminatory manner.

                       VESTING IN EMPLOYER CONTRIBUTIONS

         49.      VESTING SCHEDULE. The vesting schedule applicable, under
                  Section 6.1(d)(3)(A) of the Plan, to a Participant's Employer Contribution Account, shall be as follows: (Do not complete unless the Plan authorizes Employer contributions subject to a vesting schedule.)

                            NONFORFEITABLE PERCENTAGE

                  Option      Option     Option     Option      Option
                     1           2          3          4           5

                     X
   Years
    of                                   (2 year    (5 year
  Service        (2 to 6)    (3 to 7)     cliff)     cliff)     (other)
  -------
less than 1          0           0           0           0        ___
     1               0           0           0           0        ___
     2              20           0         100           0        ___
     3              40          20                       0        ___
     4              60          40                       0        ___
     5              80          60                     100        ___
     6             100          80                                ___
     7                         100                                ___

NOTE:    (1)      Vesting must be at least as rapid as Option 3 if more than 1
                  Year of Service is required for eligibility.

         (2) Any vesting schedule elected under Option 5 must be at least as rapid, at every point, as Option 2, Option 4, or (if more than 1 Year of Service is required for eligibility) Option 3.

         50. SERVICE DISREGARDED IN DETERMINATION OF NONFORFEITABLE PERCENTAGE. In addition to service disregarded in determining Years of Service under Section 1.58 of the Plan, the following service shall be disregarded in determining an Employee's service for vesting purposes (check any boxes that apply):

                           Years of Service (if the hour-counting method applies) or Service (if the elapsed time method applies) before age 18 (age 22 for a Participant who does not have at least 1 Hour of Service on or after the REA Effective Date).

                           Years of Service (if the hour-counting method applies) or Service (if the elapsed time method applies) during any period for which the Employer did not maintain the Plan or a predecessor plan, as defined in the applicable regulations of the Secretary of the Treasury.

         51.      FORFEITURE PROVISIONS.

                  (a) FORFEITURE UPON CASH-OUT. Upon the distribution to a terminated Participant, his forfeitable interest in his Account shall be forfeited in accordance with
                           Section 6.1(d)(6) of the Plan (select only one):

                           X        immediately;

                                    upon the incurrence of a One-Year Break; or

                                    not applicable -- forfeiture delayed until the incurrence of a Break in Service (as defined in Section 1.09 of the Plan).

                  (b)      APPLICATION OF FORFEITURES.

                           (1) Forfeitures occurring during a Plan Year shall be applied (select only one):

                                    X        to the reduction of the amount the
                                             Employer would otherwise contribute
                                             to the Plan; or

                                             in addition to the amount the
                                             Employer would otherwise contribute
                                             to the Plan.

                           (2) Forfeitures occurring during the Plan Year shall be applied as specified in (1) to the following type(s) of Employer contributions (select only a type of contribution that is available under the Plan):

                                    X        Profit Sharing Contributions (under
                                             Section 3.3 of the Plan)

                                    X        Matching Contributions Subject to
                                             ACP (under Section 3.2 of the Plan)

                                    X       QNECs (under Section 3.1 of the
                                            Plan)

                                            Qualified Matching Contributions
                                            Subject to ADP (under Section 3.1 of
                                            the Plan)

                                            Safe Harbor Contributions to Safe
                                            Harbor 401(k) Plan (only if Safe
                                            Harbor 401(k) Plan election of Item
                                            14(b) is elected)

                    INVESTMENT OF PLAN ASSETS AND PLAN LOANS

         52.      PARTICIPANT INVESTMENT ELECTIONS.

                  (a) AVAILABILITY OF INVESTMENT ELECTIONS. Each Participant shall elect the manner in which his entire Account (or such subaccounts selected in (b) below) and any contributions and forfeitures allocated thereto are to be invested:

                           X        Yes (If Yes, complete (b) and (c).)

                                    No  (Skip to Item 54.)

                  (b)      SUBACCOUNTS SUBJECT TO PARTICIPANT INVESTMENT
                           DISCRETION.

                           X        Investment elections apply to entire
                                    Account, or

                                    Investment elections apply only to the
                                    following subaccount(s): (Select all that apply.)

                                            Section 401(k) Account (including
                                            the Nonelective Contribution
                                            Account) (applicable only if a
                                            Section 401(k) feature is part of
                                            the Plan)

                                            Nondeductible Voluntary Contribution
                                            Account (and Deductible Voluntary
                                            Contribution Account)

                                            Rollover Account

                                            Employer Contribution Account
                                            (excluding the Employer Matching
                                            Account unless selected below)

                                            Employer Matching Account

                  (c) EXTENT OF PARTICIPANT INVESTMENT DISCRETION. In determining how his Account (or selected subaccounts) shall be invested, each Participant may:
                           (Select only one.)

                           X choose from among such investment funds as the Administrator directs the Trustee to make available; or

                                    select any legally permissible investments which the Trustee agrees to hold for his Account (including such investment funds as the Administrator directs the Trustee to make available).

Pending execution of investment directions, the Trustee shall be authorized to hold balances in short- term, liquid deposit accounts or other investments.

         53. QUALIFYING EMPLOYER SECURITIES. Subject to the other provisions of the Plan and Trust Agreement, Plan Assets may be invested in qualifying employer securities (as defined in ERISA section 407):

                           Yes

                  X        No  (Skip to Item 54.)

                  (a) DISTRIBUTION AND WITHDRAWAL OF QUALIFYING EMPLOYER SECURITIES. (Select one.)

                                    To the extent a Participant's Account is invested in qualifying employer securities, a Participant may elect to take a distribution or withdrawal to which he is otherwise entitled under the Plan in qualifying employer securities.

                                    A Participant may not take a distribution or withdrawal in qualifying employer securities.

                                    To the extent a Participant's Account is invested in qualifying employer securities, a Participant may elect to take a distribution or withdrawal to which he is otherwise entitled under the Plan in qualifying employer securities, except as follows:

                                    ____________________________________________
                                    ____________________________________________
                                    ____________________________________________

                  (b) VOTING OF QUALIFYING EMPLOYER SECURITIES. To the extent a Participant's Account is invested in qualifying employer securities, the following shall have the right to exercise any voting rights with respect to such securities:
                           (Select one.)

                                    The Participant (or in the event of his
                                    death, his Beneficiary); or

                                    The Employer (if more than one Employer has adopted the Plan, the first Employer named in this Adoption Agreement); or

                                    The Plan Administrator; or

                                    An investment manager appointed under the terms of the Trust Agreement; or

                                    The Trustee; or

                                    Other: _____________________________________
                                    ____________________________________________
                                    ____________________________________________

         54.      VALUATION METHOD. (Select only one.)

                           DAILY VALUATION METHOD FOR ENTIRE ACCOUNT. For Plan accounting purposes, Plan Assets shall be allocable separately to each Participant's Account and the value of a Participant's Account at any particular time shall be equal to the value of the Plan Assets so allocated to his Account at that time; or

                  X        BALANCE FORWARD VALUATION METHOD FOR ENTIRE ACCOUNT.
                           For Plan accounting purposes, Plan Assets shall be valued as of each Accounting Date and the value of each Participant's Account shall be adjusted only as of each Accounting Date; or

                           DAILY VALUATION METHOD FOR CERTAIN SUBACCOUNTS. For Plan accounting purposes, the daily valuation method shall apply to the Plan Assets attributable to the following subaccounts (and the balance forward valuation method shall apply to the other subaccounts). (Select all to which daily valuation will apply.)

                                    Section 401(k) Account (including the
                                    Nonelective Contribution Account)
                                    (applicable only if a Section 401(k) feature is part of the Plan)

                                    Nondeductible Voluntary Contribution Account
                                    (and Deductible Voluntary Contribution
                                    Account)

                                    Rollover Account

                                    Employer Contribution Account (excluding the
                                    Employer Matching

                                    Account unless selected below)

                                    Employer Matching Account

         55.      LOANS. Are Participant loans permitted?

                  X        Yes (Complete (a) through (f) below.)

                           No  (Skip to Item 56.)

                           (a) LOANS ONLY TO EMPLOYEES. A loan is available to a Participant only while an Employee and loans shall be due and payable in full upon a Participant's termination of employment.

                                    X       Yes

                                            No

                           (b) PAYROLL WITHHOLDING REQUIRED. Loans shall be repaid only by payroll withholding properly authorized by the Participant; provided that the Administrator may allow prepayment through other means; and if the available amount of payroll withholding is insufficient to meet the payments, the Administrator may authorize other means.

                                    X       Yes

                                            No

                           (c) MINIMUM LOAN AMOUNT. The minimum loan amount for any single loan shall be:

                                    X       $1,000

                                            Other $________ (fill-in but not to
                                            exceed $1,000)

                                            N/A - No loan minimum

                           (d) SECURITY. The following types of collateral may secure a Participant loan: (Select only one.)

                                    X       50% of the Participant's accrued
                                            nonforfeitable benefit under the
                                            Plan (excluding any Deductible
                                            Voluntary Contribution Account)

                                            50% of the Participant's accrued
                                            nonforfeitable benefit under the
                                            Plan (excluding any Deductible
                                            Voluntary Contribution Account) and
                                            the following:

                                            ____________________________________
                                            ____________________________________
                                            ____________________________________

                           (e) NUMBER OF LOANS. A Participant may have no more than the following number of loans outstanding at any given time:

                                    X       other 3 (fill in)

                                            N/A - no maximum number of loans

                           (f) OTHER SPECIFIC LOAN PROVISIONS. In addition to the provisions governing loans in Section
                                    5.5 of the Plan and above, the following provisions apply to Plan loans (attach additional pages, if necessary):

                                    (1)     limitations (if any) in addition to
                                            limits in Section 5.5 and above on
                                            the types and amounts of loans
                                            offered:

                                            ____________________________________
                                            ____________________________________
                                            ____________________________________

                                    (2)     procedure for determining reasonable
                                            rate of interest: The rate a bank or
                                            other professional lender would
                                            charge for making a loan in a
                                            similar circumstance.

                          WITHDRAWALS AND DISTRIBUTIONS

                   IN-SERVICE WITHDRAWALS BY PLAN PARTICIPANTS

         56.      WITHDRAWALS FROM SECTION 401(k) ACCOUNT. (Complete only if a
                  Section 401(k) feature is part of the Plan pursuant to Item
                  9.)

                  (a) HARDSHIP. Subject to the limits of Section 7.2 of the Plan, withdrawals from a Participant's Section 401(k) Account by an Eligible Employee shall be permitted in the event of hardship.

                           X        Yes

                                    No

                  (b) AGE 59-1/2. Withdrawals from a Participant's Section 401(k) Account by an Eligible Employee shall be permitted after his attainment of age 59-1/2.

                           X        Yes

                                    No

         57.      WITHDRAWALS ON OR AFTER ATTAINMENT OF AGE 59-1/2.

                  (a) WITHDRAWAL RIGHT. Withdrawals from a Participant's Account (from such subaccounts as he may elect), to the extent vested and nonforfeitable, by an Eligible Employee prior to termination of employment shall be permitted after his attainment of the age specified in (b) below.

                           X        Yes  (If Yes, complete (b) and (c) below.)

                                    No  (Skip to Item 58.)

                  (b)      AGE REQUIREMENT.

                           X        59-1/2

                                    ______ (Must be older than age 59-1/2.)

         58. REQUIRED BEGINNING DATE (AGE 70-1/2) PAYMENTS. The Required Beginning Date for the payment of a Participant's distributions under the Plan (as referred to in Section 7.6(d) of the Plan) is (select (a) or (b)):

                  (a)               CONTINUATION OF PRIOR LAW. The April 1 of
                           the calendar year following the calendar year in which the Participant attains age 70-1/2.

                  (b)      X        NEW LAW. For Participants other than
                           Five-Percent Owners, the April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70-1/2 or the calendar year in which the Participant retires. For a Five-Percent Owner, the April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2. (If (b) is selected, complete the following:)

                                    (i)     PRE-EFFECTIVE DATE ATTAINMENT OF AGE
                                            70-1/2. For calendar years prior to
                                            the Effective Date, the Plan
                                            permitted Participants (other than
                                            Five-Percent Owners) who attained
                                            age 70-1/2 to elect to apply these
                                            new law Required Beginning Date
                                            provisions and defer their
                                            distributions:

                                                     Yes-For Participants who
                                                     attained age 70-1/2 in the
                                                     following years (1996 or
                                                     later):

                                                     ___________________________

                                            X        No

                                    (ii)    PRE-EFFECTIVE DATE CESSATION OF
                                            DISTRIBUTIONS. Participants other
                                            than Five-Percent Owners who had
                                            commenced receiving distributions
                                            prior to 1997 as required under
                                            prior law were permitted to elect to
                                            stop receiving such distributions
                                            until the new Required Beginning
                                            Date.

                                                     Yes - The election was
                                                     first provided in
                                                     __________________________.
                                                     The Administrator shall
                                                     follow Internal Revenue
                                                     Service guidance regarding
                                                     the re-commencement of
                                                     benefit payments. There is
                                                     either (select one)

                                                              A new annuity
                                                              starting date upon
                                                              recommencement, or

                                                              No new annuity
                                                              starting date upon
                                                              recommencement.

                                            X        No.

                                    (iii)   OPTIONAL IN-SERVICE COMMENCEMENT AT
                                            AGE 70-1/2. Although distributions
                                            are not required, a Participant may
                                            elect to commence distribution prior
                                            to termination of employment on or
                                            after April 1 of the calendar year
                                            following his attainment of 70-1/2.

                                                     N/A - Item 57 already
                                                     allows withdrawals by an
                                                     Eligible Employee who
                                                     attains age 70-1/2.

                                            X        Yes.

                                                     No - (if No, select one of
                                                     the following):

                                                              Participants who
                                                              attained age
                                                              70-1/2 in or after
                                                              calendar year
                                                              ________ may not
                                                              elect to commence
                                                              distribution while
                                                              remaining an
                                                              Employee (the year
                                                              inserted above
                                                              must comply with
                                                              applicable
                                                              Treasury
                                                              Regulations and
                                                              must be a year
                                                              subsequent to 1998
                                                              and subsequent to
                                                              the year in which
                                                              the amendment is
                                                              adopted).

                                                              New Plan or Plan
                                                              never has allowed
                                                              in-service
                                                              distributions upon
                                                              attainment of age
                                                              70-1/2.

         59. OTHER WITHDRAWAL RIGHTS. Are any additional withdrawal rights available under the Plan?

                           Yes (Describe the applicable withdrawal rights in detail in an attachment.)

                  X        No

Note: The above withdrawal rights (and those listed on any attachment) are considered protected optional forms of benefit which cannot be changed with respect to benefits already accrued by a participant.

                          WITHDRAWALS AND DISTRIBUTIONS

                   EVENTS OF DISTRIBUTION AND TIME OF PAYMENT

         60. TIME OF PAYMENT. Subject to Sections 7.6 and 7.7 and Article 10 of the Plan, distribution to a Participant whose benefit has become distributable shall commence in accordance with the following: (Check (a) or (b) and the applicable box(es) under the Item selected.)

                  (a)      X        SIMPLIFIED OPTION. Upon the Participant's
                           termination of employment, as soon as
                           administratively feasible (check the box that applies):

                                    X       after the Participant elects
                                            commencement of his benefit; or

                                            after the first Accounting Date
                                            coincident with or next following
                                            the Participant's election to
                                            commence benefits.

                  (b)               DETAILED OPTION.

                           (1) NORMAL RETIREMENT. Upon a Participant's termination of employment on or after attaining Normal Retirement Age, as soon as administratively feasible (check the box that applies):

                                            after such termination of
                                            employment;

                                            after the first Accounting Date
                                            coincident with or next following
                                            such termination of employment;

                                            after the Participant elects
                                            commencement of his benefit; or

                                            after the first Accounting Date
                                            coincident with or next following
                                            the Participant's election to
                                            commence benefits.

                           (2) EARLY RETIREMENT. (Complete only if the early retirement provision in Item 60(b)(5) is elected.) Upon a Participant's termination of employment on or after satisfying the criteria in Item 60(b)(5) for early retirement but before attaining Normal Retirement Age (Item 7), as soon as administratively feasible (check the box that applies):

                                            after the Participant elects
                                            commencement of his benefit;

                                            after the first Accounting Date
                                            coincident with or next following
                                            the Participant's election to
                                            commence benefits; or
                                            other (specify time or times)

                                            ____________________________________
                                            ____________________________________
                                            ____________________________________

                           (3) DISABILITY RETIREMENT. Upon a Participant's termination of employment, prior to Normal Retirement Age (Item 7) and prior to satisfying the criteria for early retirement (if the Plan has an early retirement provision), on account of the incurrence of a Disability, as soon as administratively feasible (check the box that applies):

                                            after the Participant elects
                                            commencement of his benefit;

                                            after the first Accounting Date
                                            coincident with or next following
                                            the Participant's election to
                                            commence benefits; or

                                            other (specify time or times)

                                            ____________________________________
                                            ____________________________________
                                            ____________________________________

                           (4) OTHER TERMINATION. Upon a Participant's termination of employment prior to Normal Retirement Age (Item 7), prior to satisfying the criteria for early retirement (if the Plan has an early retirement provision) and prior to incurring a Disability, as soon as administratively feasible (check the box that applies):

                                            after the Participant elects
                                            commencement of his benefit;

                                            after the first Accounting Date
                                            coincident with or next following
                                            the Participant's election to
                                            commence benefits;

                                            after the first Accounting Date
                                            coincident with or next following
                                            the Participant's termination of
                                            employment, if elected by the
                                            Participant, but if not elected,
                                            after the first Accounting Date
                                            coincident with or next following
                                            the Participant's attainment of
                                            Normal Retirement Age (Item 7); or

                                            other (specify time or times):

                                            ____________________________________
                                            ____________________________________
                                            ____________________________________

                           (5) OTHER. Are any additional commencement dates available under the Plan?

                                            Yes      (Describe the applicable
                                                     forms in detail in an
                                                     attachment.)

                                            No

Note: The above commencement dates (and those listed on any attachment) are considered protected optional forms of benefit which cannot be changed with respect to benefits already accrued by a participant.

                          WITHDRAWALS AND DISTRIBUTIONS

                                 FORM OF PAYMENT

         61. FORMS OF BENEFIT PAYMENT. The following alternative forms of distribution and withdrawal are available under the Plan (check any boxes that apply):

                  X        a single sum,

                  X periodic installment payments, not less frequently than annually, with any installments remaining unpaid at the Participant's death to be paid to his Beneficiary,

                           in the case of a Participant who has attained age 70-1/2 and who is required to commence benefit payments under Section 7.6(d) while employed by the Employer, periodic installment payments sufficient in amount and frequency to satisfy the minimum distribution requirements of Section 8.5, with a lump sum distribution of his remaining Account balance upon termination of employment, a single life annuity,

                           a Qualified Joint and Survivor Annuity,

                           a joint and survivor annuity for the Participant and his Surviving Spouse under which the survivor annuity is more than one-half of, but not greater than, the annuity payable during the joint lives of the Participant and such spouse,

                  X the additional forms of benefit specified in the applicable attachment. (Describe the additional forms in detail in an attachment.)

(NOTE: For a plan which is a transferee of a plan required to have annuities, the Qualified Joint and Survivor Annuity and the single life annuity will automatically be available. Refer to Section 8.2 of the Plan.)

NOTE: The above alternative forms of benefit (and those listed on any attachment) are considered protected forms of benefit which can be changed with respect to benefits already accrued by a Participant only as permitted by Treasury Regulations.

         62. CASH OR IN-KIND PAYMENTS. If a Participant's benefit is payable other than in an annuity form and other than in qualifying employer securities, the Participant's distribution or withdrawal shall be paid:

                  X        in cash, or

                           in cash, or at the election of the Participant, in kind subject to the following limitations (describe in-kind withdrawal or distribution rights):

                           _____________________________________________________
                           _____________________________________________________
                           _____________________________________________________

NOTE: An in-kind withdrawal or distribution option is considered a protected form of benefit that can be changed with respect to benefits already accrued by a Participant only as permitted by Treasury Regulations.

                          WITHDRAWALS AND DISTRIBUTIONS

                                    CASH-OUT

         63. $5000 CASH-OUT. Notwithstanding the benefit commencement dates otherwise adopted in Item 60 and the alternative forms of benefit otherwise adopted in Item 61, any amount payable to a Participant or any Preretirement Survivor Annuity payable to a Surviving Spouse shall be paid in a cash lump sum if such payment is made before payment otherwise begins and if, in the case of an amount payable to a Participant, the value (determined as of the date of distribution) of his nonforfeitable benefit does not exceed $5,000 or, in the case of a Preretirement Survivor Annuity, the value (determined as of the date of distribution) of such annuity does not exceed $5,000, and such lump sum shall be paid as soon as administratively feasible (whether or not the Participant or his spouse has consented to the distribution) (check the applicable box):

                  X after the Participant's termination of employment (death, in the case of the Preretirement Survivor Annuity);

                           after the first Accounting Date following the Participant's termination of employment (death, in the case of the Preretirement Survivor Annuity); or

                           Not Applicable -- This provision shall not be a part of the Plan.

This provision, if adopted, shall be applied by treating any Deductible Voluntary Contribution Account separately from other portions of the Participant's benefit.

                   TOP-HEAVY RULES AND SECTION 415 LIMITATIONS

         64. TOP-HEAVY TESTING. For purposes of the provisions of the Plan applicable if the Plan is a Top-Heavy Plan:

                           the Plan shall be deemed always to be a Top-Heavy Plan; or

                  X the Plan shall be tested each year to determine whether it is a Top-Heavy Plan.

         65. TOP-HEAVY MINIMUMS. If a Participant is covered under any other plan or plans of the Employer, then:

                  X Section 3.4 of the Plan shall apply as if such Participant were not so covered; or

                           Section 3.4 shall be modified by the attached provisions, in order to prevent duplication.

         66. DEFINED BENEFIT ACTUARIAL ASSUMPTIONS. (Complete only if second option under Item 64 is selected and if there is one or more defined benefit plans in the Permissive Aggregation Group or the Required Aggregation Group.) The interest and mortality rates, for purposes of establishing Present Value to compute the Top-Heavy Ratio, with respect to any defined benefit plans in the Permissive Aggregation Group or the Required Aggregation Group shall be:

                  Interest Rate:            ______%
                  Mortality Table:          ______________________________
                                            ______________________________

         67. TOP-HEAVY VESTING. For any Plan Year in which the Plan is a Top-Heavy Plan, the vesting schedule, applicable under Section 6.1(d)(3)(A) of the Plan, to a Participant's Employer Contribution Account, shall be as follows: (Skip this Item if the general vesting schedule elected in Item 49 is at least as fast as Option 1 or 3 in Item 49.)

                           100% vesting after ___ (not to exceed 3) Years of Service.

                           ___% (not less than 20) vesting after 2 Years of
                                Service,
                           ___% (not less than 40) vesting after 3 Years of
                                Service,
                           ___% (not less than 60) vesting after 4 Years of
                                Service,
                           ___% (not less than 80) vesting after 5 Years of
                                Service,
                           100% vesting after 6 Years of Service.

If the vesting schedule under the Plan shifts in or out of the above schedule for any Plan Year because of the Plan's top-heavy status, such shift is an amendment to the vesting schedule and the election in Section 12.3(c) of the Plan applies.

LIMITATIONS ON ANNUAL ADDITIONS. If the Employer maintains or ever maintained another qualified plan in which any Participant in this Plan is (or was) a participant, or could possibly become a participant, the following two items must be completed. They must also be completed if the Employer maintains a welfare benefit fund, as defined in section 419(e) of the Code, or an individual medical benefit account, as defined in section 415(l)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in the Plan.

         68. If a Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype Plan:

                  X the provisions of Section 4.3 of the Plan will apply as if the other plan were a Master or Prototype Plan; or

                           the attached provisions will apply. (Provide the method under which the plans will limit total Annual Additions to the Maximum Permissible Amount and will properly reduce any excess amounts, in a manner that precludes employer discretion.)

         69. If any Participant is, or has ever been, a participant in a qualified defined benefit plan maintained by the Employer (as defined in Section 4.1 of the Plan), then the attached provisions shall apply to Limitation Years beginning before January 1, 2000. (Attach provisions which will satisfy the 1.0 limitation of section 415(e) of the Code for Limitation Years beginning before January 1, 2000. Such provisions must preclude employer discretion.)

                                  MISCELLANEOUS

SPONSORING ORGANIZATION. The sponsor of this prototype is: Keating, Muething & Klekamp, P.L.L., 1400 Provident Tower, One East Fourth Street, Cincinnati, Ohio 45202; (513) 579-6400.

FURTHER DEVELOPMENTS. If Keating, Muething & Klekamp, P.L.L. amends the Plan or discontinues or abandons sponsorship of the prototype documents, the Employer will be notified.

ADOPTION OF PLAN. This Adoption Agreement may be used only in conjunction with the Keating, Muething & Klekamp, P.L.L. Basic Prototype Plan Document. By this Agreement between the Employer and the Trustee(s), the Employer hereby adopts the Keating, Muething & Klekamp, P.L.L. Basic Prototype Plan Document, as supplemented by this Adoption Agreement, and the Keating, Muething & Klekamp, P.L.L. Prototype Trust Agreement, as said Plan Document, Adoption Agreement, and Trust Agreement are now in effect or may be hereafter amended, for the purpose of establishing or amending a profit-sharing plan and hereby accepts all the terms and conditions thereof. Pursuant to section 401(a)(27) of the Code, this Plan is designated a profit-sharing plan.

RELIANCE. This prototype plan has been approved as to form by the Internal Revenue Service, in Opinion Letter Serial Number K373773a. The adopting employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that the plan is qualified under section 401 of the Internal Revenue Code only to the extent provided in Announcement 2001-77, 2001-30 I.R.B.

The employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the plan and in Announcement 2001-77.

In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

LISTING FOR IRS: By executing this Adoption Agreement, the Employer authorizes Keating, Muething & Klekamp, P.L.L. to include the Employer's name, address and taxpayer identification number on a list it is required to provide to the Internal Revenue Service annually.

The Employer will notify the Trustee in writing of any changes in this information.

Signed on the following date: ________________________________.

EMPLOYER

MERIDIAN BIOSCIENCE, INC.

By: _________________________________

Other Employers Adopting the Plan:

BIODESIGN INTERNATIONAL INCORPORATED

By: _________________________________

MERIDIAN BIOSCIENCE CORPORATION

By: _________________________________

VIRAL ANTIGENS, INC.

By: _________________________________

Signed on the following date: ________________________________.

TRUSTEE

RIGGS BANK N.A.

By: _________________________________

                            MERIDIAN BIOSCIENCE, INC.
                           SAVINGS AND INVESTMENT PLAN

22(b).   METHODS USED FOR PRE-EFFECTIVE DATE PLAN YEARS ATTACHMENT

The Plan used the following methods for ADP and/or ACP testing in relevant Plan Years before the Effective Date:

1997 Current
1998 Current
1999 Current
2000 Current
2001 Prior

                            MERIDIAN BIOSCIENCE, INC.
                           SAVINGS AND INVESTMENT PLAN

                   61. ALTERNATIVE FORMS OF BENEFIT ATTACHMENT

         Prior to October 1, 2003, a joint and survivor annuity for the Participant and his Surviving Spouse under which the survivor annuity is more than one-half of, but not greater than, the annuity payable during the joint lives of the Participant and such spouse, and subject to Section 8.2 of the Plan.

         INTERNAL REVENUE SERVICE                     Department of the Treasury
Plan Description: Prototype Non-standardized
Profit Sharing Plan with CODA

FFN: 503A4530001-001 Case: 200100185 EIN: 31-0570030  Washington, DC  20224

Letter Serial No: K373773a                               Contact Person:
                                                         Ms. Arrington 50-00197

        KEATING MUETHING & KLEKAMP PLL
        1400 PROVIDENT TOWER                          Telephone Number: (202)
        ONE EAST FOURTH ST                            283-8811
        CINCINNATI, OH 45202
                                                      In Reference to:
                                                      T:EP:RA:T4

                                                      Date: 04/30/2002

Dear Applicant:

In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to Employee Plans Determinations in Cincinnati at the address specified in section 9.11 of Rev. Proc. 2000-20, 2000-6 I.R.B. 553.

This letter considers the changes in qualifications requirements made by the Uruguay Round Agreements Act (GATT), Pub. L. 103-465, the Small Business Job Protection Act of 1996, Pub. L. 104-188, the Uniformed Services Employment and Reemployment Rights Act of 1994, Pub. L. 103-353, the Taxpayer Relief Act of 1997, Pub. L. 105-34, the Internal Revenue Service Restructuring and Reform Act of 1998, Pub. L. 105-206 and the Community Renewal Tax Relief Act of 2000, Pub.
L. 106-554. These laws are referred to collectively as GUST.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). However, an employer that adopts this plan may rely on this letter with respect to the qualification of its plan under Code section 401(a), as provided for in Announcement 2001-77, 2001-30 I.R.B. and outlined below. The terms of the plan must be followed in operation.

Except as provided below, our opinion does not apply with respect to the requirements of: (a) Code sections 401(a)(4), 401 (a)(26), 401(1), 410(b) and
414(s). Our opinion does not apply for purposes of Code section 401(a)(10)(B) and section 401(a)(16) if an employer ever maintained another qualified plan for one or more employees who are covered by this plan. For this purpose, the employer will not be considered to have maintained another plan merely because the employer has maintained another defined contribution plan(s), provided such other plan(s) has been terminated prior to the effective date of this plan and no annual additions have been credited to the account of any participant under such other plan(s) as of any date within the limitation year of this plan. Likewise, if this plan is first effective on or after the effective date of the repeal of Code section 415(e), the employer will not be considered to have maintained another plan merely because the employer has maintained a defined benefit plan(s), provided the defined benefit plan(s) has been terminated prior to the effective date of this plan. Our opinion also does not apply for purposes of Code section 401(a) (16) if, after December 31, 1985, the employer maintains a welfare benefit fund defined in Code section 419(e), which provides postretirement medical benefits allocated to separate accounts for key employees as defined in Code section 419A(d)(3).

Our opinion applies with respect to the requirements of Code section 410(b) if 100 percent of all nonexcludable employees benefit under the plan. Employers that elect a safe harbor allocation formula and a safe harbor compensation definition can also rely on an opinion letter with respect to the nondiscriminatory amounts requirement under section 401(a)(4) and the requirements of sections 401(k) and 401(m) (except where the plan is a safe harbor plan under section 401(k)(12) that provides for the safe harbor contribution to be made under another plan).

An employer that elects to continue to apply the pre-GUST family aggregation rules in years beginning after December 31, 1996, or the combined plan limit of section 415(e) in years beginning after December 31, 1999, will not be able to rely on the opinion letter without a determination letter. The employer may request a determination letter by filing an application with Employee Plans Determinations on Form 5307, Application for Determination for Adopters of Master or Prototype or Volume Submitter Plans.

If you, the master or prototype sponsor, have any questions concerning the IRS processing of this case, please call the above

KEATING MUETHING & KLEKAMP PLL

FFN: 503A4530001-001

Page 2

telephone number. This number is only for use of the sponsor. Individual participants and/or adopting employers with questions concerning the plan should contact the master or prototype sponsor. The plan's adoption agreement must include the sponsor's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                                Sincerely yours,

                                                      Director
                                        Employee Plans Rulings & Agreements

                       KEATING, MUETHING & KLEKAMP, P.L.L.

                            PROTOTYPE TRUST AGREEMENT

                       KEATING, MUETHING & KLEKAMP, P.L.L.

                            PROTOTYPE TRUST AGREEMENT

                                TABLE OF CONTENTS

                                    ARTICLES

                           1. Title, Purpose and Definitions

                           2. Contributions and Payments

                           3. Investment Duties and Powers of the Trustee

                           4. Compensation, Expenses, and Accounts

                           5. Actions of the Trustee

                           6. Resignation, Removal and Succession of the Trustee

                           7. Amendment and Termination

                           8. Miscellaneous

                       KEATING, MUETHING & KLEKAMP, P.L.L.
                            PROTOTYPE TRUST AGREEMENT

         By executing an Adoption Agreement under the Keating, Muething & Klekamp, P.L.L. Basic Prototype Plan Document, the Employer named therein (the "Employer") and the Trustee or Trustees named therein (the "Trustee" which term shall include the plural in the event there is more than one Trustee) agree to the following terms and conditions.

                                    ARTICLE 1

                         TITLE, PURPOSE AND DEFINITIONS

         1.1 Title. The Trust established pursuant hereto shall be known as the Trust Agreement for the Plan named in the Adoption Agreement.

         1.2 Purpose. The Trust is established for the purpose of holding the Plan Assets and for the exclusive benefit of Participants and their beneficiaries. Subject to the provisions of the Plan that are consistent with ERISA, it shall be impossible, by any means, and at any time before the satisfaction of all liabilities to Participants or their beneficiaries, for any part of the Plan Assets to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants and their beneficiaries.

         1.3 Definitions. As used in this Trust Agreement, the following terms shall have the following meanings and provisions applicable thereto.

                  (a) "Administrator" means the individual, group of individuals, or entity appointed as such by the Employer; provided that if none is so appointed, then it means the first Employer designated in the Adoption Agreement.

                  (b) "Adoption Agreement" means the document in which the Employer specifies the elective provisions of the Plan.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended at the particular time applicable. A reference to a section of the Code shall include said section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

                  (d) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, at the particular time applicable.

                  (e) "Participant" means a person who has become a Participant as provided under Article 2 of the Plan. Any such person shall remain a Participant as long as an Account is maintained for him under the Plan.

                  (f) "Plan" means the plan set forth in the Keating, Muething & Klekamp, P.L.L. Basic Prototype Plan Document and in the Adoption Agreement as adopted by the Employer, and if amended at any time, then as so amended.

                  (g) "Plan Assets" means the assets of the Plan at the particular time applicable.

                  (h) "Trust Year" means the Plan Year of the Plan.

                                    ARTICLE 2

                           CONTRIBUTIONS AND PAYMENTS

         2.1 Receipt of Contributions. The Trustee shall receive any contributions paid to it in cash or in the form of such other property as it may from time to time deem acceptable and which shall have been delivered to it. All contributions so received, together with the income therefrom and any other increment thereon, shall be held, invested, reinvested and administered by the Trustee pursuant to the terms of this Trust Agreement. The Trustee shall not be responsible for the calculation or collection of any contribution under or required by the Plan, or for the determination of whether any contributions received by it are correct or are otherwise in compliance with the provisions of the Plan, but shall be responsible only as provided in this Trust Agreement for property received by it.

         2.2      Payments from the Plan Assets.

                  (a) From time to time, upon the Trustee's receipt of written directions from the Administrator that payments from the Plan are due, the Trustee shall make such payments from the Plan Assets to such persons in such form, in such amounts and at such time as the Administrator shall have directed; provided however, the Trustee shall not be required to make any payment from the Plan Assets until it receives copies of such government filings and/or approvals as the Trustee may reasonably request; and provided further, contributions to the Plan shall be returned to the Employer only under those circumstances set forth in the Plan and consistent with ERISA.

                  (b) Upon the distribution of Plan Assets in accordance with
(a) above, to the extent permitted by law, the Trustee shall be released and discharged from all further accountability or liability respecting such Plan Assets, shall be fully protected in making payments out of the Plan Assets in accordance with such written directions, shall have no responsibility to see to the application of such payments or to ascertain whether such directions comply with the provisions of the Plan, and shall have no responsibility for any payments made by it in good faith without actual notice or knowledge of the changed condition or status of any person receiving such payments.

                  (c) If any payment directed to be paid from the Plan Assets is not claimed, then the Trustee shall notify the Administrator of that fact promptly. The Trustee shall have no obligation to search for or ascertain the whereabouts of any payee under the Plan.

                  (d) If any dispute arises as to the persons to whom payment of any funds or delivery of any other Plan Assets should be made by the Trustee, then the Trustee may withhold such payment or delivery until such dispute shall have been determined by a court of competent jurisdiction or shall have been settled by the parties concerned.

                                    ARTICLE 3

                   INVESTMENT DUTIES AND POWERS OF THE TRUSTEE

         3.1 Investment Duties. Subject to the funding policy for the Plan as communicated to the Trustee in writing by the Employer, the Trustee shall, except to the extent it deems it expedient (pending investment of Plan Assets or pending payment of current expenses or benefits of the Plan) to keep Plan Assets temporarily uninvested and in cash, invest and reinvest the principal and income of the Plan Assets and keep the Plan Assets invested, without being restricted to securities or property of the character authorized for investments by trustees under the laws of any state, district or territory, in such securities and/or in such property, real or personal, tangible or intangible, or part interest therein, wherever situate, whether or not productive of income, or consisting of wasting assets, as the Trustee shall deem advisable. The Employer shall establish and communicate to the Trustee a funding policy which shall be consistent with the objectives of the Plan, ERISA, and other applicable legal requirements and which shall identify the Plan's short-run and long-run financial needs with respect to liquidity and growth, as the same may change from time to time.

         3.2 Investment Powers. The Trustee is authorized and empowered, in addition to powers granted under any applicable statutes, regulations or rules which, to the extent of their granting of powers applicable to trusts of a similar nature to the Trust, are incorporated herein by reference:

                  (a) to invest in any collective, common or pooled trust fund operated or maintained by any bank or trust company, including a Trustee or an affiliate of any Trustee, exclusively for the commingling and collective investment of monies or other assets held under or as a part of a plan which is established in conformity with and qualifies under section 401(a) of the Code; and, anything herein to the contrary notwithstanding, to the extent monies or other assets are transferred to such collective trust in exchange for an interest in such collective trust, the terms and conditions of such collective trust, as amended from time to time, shall govern the investment duties, responsibilities and powers of the trustee of such collective trust and, to the extent required by law, such terms, responsibilities and powers shall be incorporated herein by reference and shall be a part of this Trust Agreement; and, for purposes of valuation, the value of the interest maintained by the Plan Assets in such collective trust shall be the fair market value of the collective fund units held by the Trustee determined in accordance with generally recognized valuation procedures;

                  (b) to purchase and subscribe for any securities or other property and to retain such securities or other property in trust;

                  (c) to sell at public or private sale, for cash, or upon credit, or otherwise dispose of any property, real or personal, and no person dealing with the Trustee shall be bound to see to the application or to inquire into the validity, expediency or propriety of any such sale or other disposition;

                  (d) to exercise any conversion privilege, subscription right or other option pertaining to or in connection with securities or other property held by it;

                  (e) to exercise itself, or by general or limited power of attorney, any right, including the right to vote, incident to any securities or other property held by it;

                  (f) to join in, dissent from or oppose the reorganization, recapitalization, consolidation, sale or merger of corporations or properties of which it may hold stocks, bonds or other securities or in which it may be interested, to pay any expenses, assessments or subscriptions in connection therewith, and to accept and to hold any other securities issued in connection therewith;

                  (g) to register any investment held in the Plan Assets in its own name or in the name of a nominee or to hold any investment in bearer form;

                  (h) to employ suitable agents, accountants and counsel and to pay their reasonable expenses and compensation;

                  (i) to hold any part or all of the Plan Assets uninvested;

                  (j) to invest in savings accounts, certificates of deposit and other deposits which bear a reasonable rate of interest, with any financial institution or quasi financial institution, either domestic or foreign, including any such financial institution operated or maintained by any Trustee (or an affiliate) in its corporate capacity;

                  (k) to form corporations and partnerships and to create trusts to hold title to any securities or other property, all upon such terms and conditions as it may deem advisable;

                  (l) to invest in open-end investment companies (mutual funds) and closed-end investment companies, investment trusts, and in any partnership, limited or unlimited, joint venture or other form of joint enterprise created for any lawful purpose;

                  (m) to adjust, settle, contest, compromise and arbitrate any claims, debts, or damages due or owing to or from the Plan Assets, and to sue, commence or defend any legal proceedings in reference thereto;

                  (n) to borrow money upon such terms and conditions as may be deemed advisable to carry out the purposes of the Trust and to pledge securities or other property in repayment of any such loan; provided, however, that loans or advances may be made by the Trustee by way of overdrafts or otherwise on a temporary basis on which no interest is payable;

                  (o) to enter into any type of contract with any insurance company or companies, either for the purposes of investment or otherwise, and, to the extent the Plan so provides, to purchase any life insurance policy or annuity contract;

                  (p) to buy, sell, and deal in options as writer of call options against securities, stocks, convertible preferred stocks, convertible bonds and warrants, which are owned by the Trust, to repurchase written call options in a closing transaction, to deliver the securities for cash if the option is exercised, to buy put options for securities, stock, convertible preferred stock, convertible bonds and warrants, which are owned by the Trust, to resell put options, in a closing transaction and to deliver the securities for cash if the option is exercised;

                  (q) to appoint an investment manager, as defined in section 3(38) of ERISA, to manage (including the power to acquire and dispose of) any of the Plan Assets;

                  (r) to make, execute and deliver as Trustee any and all deeds, leases, mortgages, advances, contracts, waivers, releases or other instruments in writing necessary or proper in the employment of any of the foregoing powers;

                  (s) to hold qualifying employer securities, limited in the case of a money purchase pension plan or a profit sharing plan the benefits of which are taken into account in determining the benefits payable to any participant under a defined benefit plan, to 10% of Plan Assets, all as provided in section 407 of ERISA; and

                  (t) to exercise, generally, any of the powers which an individual owner might exercise in connection with property either real, personal or mixed held in the Plan Assets, and to do all other acts that the Trustee may deem necessary or proper to carry out any of the powers set forth in this Article 3 or otherwise in the best interests of the Trust.

         3.3 Separate Accounts with Respect to Non-Corporate Employers. If the Employer is not a corporation, then the Trustee, in its sole discretion, may segregate and separately invest and account for the account of any Participant, if necessary, to company with any applicable securities laws. The Administrator shall be responsible for notifying the Trustee as to Participants' residency.

         3.4 Power of the Employer, Administrator or Participants to Direct Investments and Exercise of Powers.

                  (a) General. The Employer or Administrator may, at any time and from time to time, by written action, advise and direct the Trustee in the investment of the Plan Assets or in the exercise of any of the Trustee's powers. The Employer or Administrator may also, at any time and from time to time, by written direction, require the Trustee to obtain the written approval of the Employer or Administrator before making investments of a particular type specified in such direction or before exercising any of the Trustee's powers as may be specified in such direction.

                  (b) Participant Investment Direction. If the Plan permits Participants to elect the manner in which their Accounts or specified subaccounts are invested, the Administrator shall be responsible for implementing the investment elections by direction to the Trustee. Unless specifically agreed otherwise by the Administrator and the Trustee, the Trustee shall receive, and act upon, investment instructions solely from the Administrator (and not the Participants directly).

                  (c) Relationship to the Trustee. The Trustee shall follow the directions of the Administrator in making investment funds specified by the Administrator available under the Plan. The Trustee shall be under no duty or obligation to review the selection of investment funds by the Administrator or Participants. The Trustee shall have no fiduciary responsibility whatsoever in connection with any such investment funds (or other Participant directed investments) except for such investment funds over which the Trustee has investment management authority as directed by the Administrator. The Trustee shall have no liability or responsibility for action pursuant to the direction of the Administrator, Employer or Participants (if applicable).

         3.5      Investment Manager.

                  (a) Appointment. Notwithstanding anything to the contrary in this Trust Agreement contained, the Employer may direct, by written notice, the segregation of all or any portion or portions of the Plan Assets in a separate investment account or investment accounts and in such event, may appoint an investment manager to direct the investment and reinvestment of any such investment account pursuant to this Article 3. If investment of the Plan Assets is to be directed in whole or in part by an investment manager, then the Employer shall deliver to the Trustee a copy of the instruments appointing the investment manager and evidencing the investment manager's acceptance of such appointment, an acknowledgement by the investment manager that it is a fiduciary of the Plan, and evidence that such investment manager is (1) registered as an investment adviser under the Investment Advisers Act of 1940, (2) a bank as defined in that Act, or (3) an insurance company qualified, under the laws of more than one State, to manage, acquire, or dispose of any asset of a plan. The Trustee shall be fully protected in relying upon such documents until otherwise notified in writing by the Employer.

                  (b) Relationship to the Trustee. The Trustee shall follow the directions of the investment manager regarding the investment and reinvestment of the Plan Assets or such portion thereof as shall be under management by the investment manager and shall exercise the powers set forth in this Article 3, as directed by the investment manager. The Trustee shall be under no duty or obligation to review any investment to be acquired, held or disposed of pursuant to such directions nor to make any recommendations with respect to the disposition or retention of any such investment or the exercise or nonexercise of the powers in this Article 3. The Trustee shall have no liability or responsibility for acting or not acting pursuant to the direction of, or failing to act in the absence of any direction from, the investment manager, unless the Trustee knows that by such action or failure to act it would be itself committing or participating in a breach of fiduciary duty by the investment manager.

                  (c) Securities Transactions. Upon receipt of written notification from the investment manager that it has issued an order for the purchase or sale of securities directly to a broker, the Trustee shall execute and deliver any appropriate trading authorizations that may be requested, and the Trustee shall be authorized to, and shall, pay for securities purchased against receipt thereof and deliver securities sold against payment therefor, as the case may be.

                  (d) Resignation or Removal. If an investment manager should resign or be removed by the Employer, then the Trustee shall, pursuant to this
Article 3, manage the investment of the Plan Assets which had been managed by such investment manager unless and until he shall be notified of the appointment of another investment manager with respect thereto as provided in this Section.

                  (e) Trustee's Records and Accounts. The accounts, books and records of the Trustee shall reflect the segregation, pursuant to the provisions of this Section, of any portion or portions of the Plan Assets in a separate investment account or accounts.

                                    ARTICLE 4

                      COMPENSATION, EXPENSES, AND ACCOUNTS

         4.1 Compensation. The Trustee shall be entitled to such compensation for services rendered by it as may be provided for in its schedule of fees as in effect from time to time; provided however, any Trustee who is not a bank or trust company shall not be entitled to any compensation from the Plan Assets for services rendered by him as Trustee.

         4.2 Trust Expenses. The expenses incurred by the Trustee in the performance of its duties, including fees for legal services, and such compensation to the Trustee as may be provided for pursuant to Section 4.1, and all other proper charges and disbursements of the Trustee, shall be paid by the Employer; provided however, any such expense not so paid by the Employer shall be paid from the Plan Assets. The Employer shall be primarily liable for the payment of the Trustee's fees and expenses, and the Employer hereby agrees to pay any unpaid fees, taxes and expenses which the Plan Assets are not sufficient to satisfy.

         4.3 Tax Assessments. The Trustee shall notify the Employer with regard to any tax assessments which it receives on any income or property maintained in the Plan Assets and, unless notified to the contrary by the Employer at least ten (10) days before the tax is due, shall pay any such assessments from the Plan Assets. If the Employer notifies the Trustee within said period that in its opinion or in the opinion of counsel such assessments are invalid or that they should be contested, then the Trustee shall take whatever action is indicated in the notice received from the Employer or counsel, including contesting the assessment or litigating any claims.

         4.4      Accounts, Records, Reports and Valuations.

                  (a) The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions under the Trust and all such accounts and other records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Employer. Within ninety (90) days following the close of the Trust Year, the Trustee shall make a valuation of the Plan Assets (other than any insurance contracts) at fair market value as of the last day of such Trust Year and shall file with the Employer a written copy of such valuation and a written account setting forth all investments, receipts, disbursements and other transactions effected by it under the Trust during such Trust Year. To the extent permitted by law, but subject to any express provision of applicable law as may be in effect from time to time to the contrary, no person other than the Employer may require an accounting or bring any action against the Trustee with respect to the Plan Assets or its actions as Trustee.

                  (b) Notwithstanding any other provision of this Trust Agreement, the Trustee shall have the right to have a judicial settlement of its accounts. In any proceeding for a judicial settlement of the Trustee's accounts, or for instructions in connection with the Plan Assets, the only necessary party thereto in addition to the Trustee shall be the Employer. If the Trustee so elects, it may bring any other person or persons as a party or parties defendant.

                  (c) All accounts and records maintained by the Trustee with respect to the Plan

Assets shall be preserved for such period as may be required under any applicable law. Upon the expiration of any such required retention period, the Trustee shall have the right to destroy such records and accounts after first notifying the Employer of its intention and transferring to the Employer any such accounts and records requested by it. The Trustee shall have the right to preserve all accounts and records in original form, or on microfilm, magnetic tape, or any other similar process.

                  (d) The Trustee shall make such periodic reports to the Employer as the Trustee shall deem necessary and proper and such other reports as the Employer may reasonably request, including a valuation of the Plan Assets at fair market value as of any date requested by the Employer.

                                    ARTICLE 5

                             ACTIONS OF THE TRUSTEE

         5.1 General Fiduciary Duties of the Trustee. The Trustee acknowledges that it assumes the fiduciary duties established by this Trust Agreement and imposed by law. Subject to the provisions of the Plan which are consistent with ERISA and which permit Plan Assets to be returned to the Employer, the Trustee shall discharge its duties with respect to the Plan solely in the interest of the Participants and beneficiaries and for the exclusive purpose of providing benefits to such Participants and their beneficiaries and defraying reasonable expenses of administering the Plan, with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, and by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so, all in accordance with the provisions of this Trust Agreement insofar as they are consistent with the provisions of ERISA, as this Trust Agreement and ERISA may be from time to time amended. No Trustee shall be required to investigate, or be responsible for, any acts or omissions occurring before it became, or after it ceased to be, a fiduciary with respect to the Plan.

         5.2 Extent of Responsibilities. The Trustee shall have only such responsibilities as are stated in this Trust Agreement; provided however, to the extent that the Trustee is the payor of benefits under the Plan, the plan administrator (as defined in section 414(g) of the Code) of the Plan may, subject to providing the Trustee with such information as the Secretary of the Treasury may require, direct the Trustee to withhold applicable federal income taxes under and in accordance with section 3405 of the Code. In addition, it may be specified in Item 37 of the Adoption Agreement that the Trustee shall have the ministerial function of maintaining Participants' accounts in accordance with information, interpretations, and directions from the Administrator. The Trustee shall have no discretionary responsibility for the administration of the provisions of the Plan.

         5.3      Discharge of Trustees' Duties.

                  (a) Trustees to Act by Majority. The Employer, from time to time, may appoint one or more additional Trustees and, if there is more than one Trustee, may decrease (but not below one) the number of Trustees. At any time when there is more than one Trustee, the decision of the majority of the Trustees then serving shall be the decision of the Trustees, and the joint action of the majority of the Trustees then serving shall be the action of the Trustees; provided however, that the signature of any one Trustee on any application for a life insurance policy on the life of a Participant shall be sufficient evidence for any insurance company that such application is in accordance with the terms of the Plan; and provided further, that the signature of any one Trustee shall be sufficient to transfer securities. Unless he is the sole Trustee, no Trustee shall take any action, as Trustee, on matters pertaining to the payment of his own benefit under the Plan, and any such action shall be taken by the majority of the remaining Trustees.

                  (b) Court Approval. At no time during the administration of this Trust shall the Trustees be required to obtain any court approval of any act required of them in connection with the performance of their duties or in the performance of any act required of them, in the administration of their duties as Trustees. The Trustees shall have full authority to exercise their judgment in all matters and at all times without court approval of such decisions; provided, however, that if any application to or proceeding or action in the courts is made, only the Employer and the Trustees shall be necessary parties, and no Participant in the Plan or other person having an interest in the Plan shall be entitled to any notice or service of process. Any judgment entered in such proceeding or action shall be conclusive upon all persons claiming an interest under the Plan.

                  (c) Court Actions. The Trustees shall not be required to institute any legal action for the protection of the Trust or in carrying out the duties as the Trustees hereunder unless they shall first be indemnified by the Employer for any and all expenses in connection therewith.

         5.4      Rights of Reliance by the Trustee.

                  (a) Counsel. The Trustee may consult with legal counsel (who may be of counsel to the Employer) concerning any question which may arise with reference to its duties under this Trust Agreement and the opinion of such counsel shall be full and complete protection to the Trustee in respect to any action taken or suffered by the Trustee in good faith and in accordance with the opinion of such counsel.

                  (b) Directions, Statements, and Certificates.

                           (1) The Employer shall furnish the Trustee from time
to time with a written list of those persons authorized to give directions, statements, or certificates to the Trustee, and the Trustee shall be entitled to rely upon such list and shall not be charged with notice of any change with respect thereto until the Employer shall have furnished the Trustee with a new written list evidencing such change. The Trustee shall be entitled to rely upon any direction, statement, certificate, or other communication believed by it to be genuine and to be from the Employer or any such person to the full extent permitted by law.

                           (2) Any action required by any provision of this
Trust Agreement to be taken by the Board of Directors, if any, of the Employer shall be evidenced by a resolution of the Board of Directors certified to the Trustee by the Secretary of the Employer, and the Trustee shall be fully protected in relying upon any resolution so certified to it to the full extent permitted by law.

                  (c) Plan Qualification. The Employer shall furnish the Trustee with copies of all determination letters from the Internal Revenue Service relating to the qualification of the Plan under section 401 of the Code, and the Trustee may rely upon such letters.

         5.5 Indemnification of the Trustee. Anything in the Plan to the contrary notwithstanding, and whether or not the Trustee has resigned or been removed, except to the extent that it is judicially determined that the Trustee has acted with gross neglect or willful misconduct, the Employer shall indemnify the Trustee against any liabilities, losses, damages, and expenses, including attorney's, accountant's, and other advisors' fees, incurred as a result of:

                  (a) any action of the Trustee taken in good faith in accordance with any information, instruction, direction, or opinion given to the Trustee by the Employer, its Board of Directors (if any), the Administrator, or legal counsel of the Employer, or any person or entity appointed by any of them and authorized to give any information, instruction, direction, or opinion to the Trustee;

                  (b) the failure of the Employer, its Board of Directors (if any), the Administrator, or any person or entity appointed by any of them to make timely disclosure to the Trustee of information which any of them or any appointee knows or should know if it acted in a reasonably prudent manner; or

                  (c) any breach of fiduciary duty by the Employer, its Board of Directors (if any), the Administrator, or any person or entity appointed by any of them, other than such a breach which is caused by any failure of the Trustee to perform its duties under this Trust Agreement.

         5.6 Bond. The Trustee shall not be required to give any bond or any other security for the faithful performance of its duties under this Trust Agreement, except such as may be required by a law which prohibits the waiver thereof.

                                    ARTICLE 6

               RESIGNATION, REMOVAL AND SUCCESSION OF THE TRUSTEE

         6.1 Resignation and Removal. A Trustee may be removed by the Employer (by action of its Board of Directors if it is a corporation) at any time by notice in writing to the Trustee. The Trustee may resign at any time upon sixty (60) days' notice in writing to the Employer. Within thirty (30) days after such removal or resignation, the Trustee shall file with the Employer a written report setting forth all investments, receipts and disbursements and other transactions effected by the Trustee since the end of the preceding Trust Year. Such report shall contain an exact description of all securities and property purchased and sold, the cost or net proceeds of sale (excluding accrued interest paid or received) and shall further indicate such assets held to such date of removal or resignation, together with the cost of each item thereof, as carried on the books of the Trustee.

         6.2 Successor. Upon removal or resignation of the Trustee, but in no event more than sixty (60) days thereafter, the Employer (by action of its Board of Directors if it is a corporation) shall, except to the extent it determines to reduce the number of Trustees pursuant to Section 5.3(a), designate and procure acceptance by, a successor trustee to act hereunder with the same powers and duties as those conferred upon the removed or resigning Trustee. Upon such designation, and upon the written acceptance of such successor, the resigning or removed Trustee shall assign, transfer and pay over to such successor the assets then constituting the Plan Assets; provided, however, that the resigning or removed Trustee is authorized to reserve such sum of money (and for that purpose to liquidate such property as may be necessary to produce such sum) as may seem advisable for payment of all proper charges against the Plan Assets including proper and reasonable expenses in connection with such resignation or removal, and any balance of such reserve remaining after the payment of such charges shall be paid over to the successor. Upon the payment and delivery to any successor of all the Plan Assets, and after full settlement of accounts, the responsibilities of the resigning or removed Trustee shall terminate.

                                    ARTICLE 7

                            AMENDMENT AND TERMINATION

         7.1      Amendment.

                  (a) By the Employer and the Trustee. This Trust Agreement may be amended by the Employer and the Trustee by an instrument in writing; provided however, if this Trust Agreement is so amended, then the Employer will no longer participate in a prototype plan but will be considered to have an individually designed plan unless:

                           (1) the amendment does not conflict with any other
provision of the Plan and does not cause the Plan to fail to qualify under section 401(a) of the Code; and

                           (2) with respect to any Plan of which Adoption
Agreement #003 or #004 is a part, the amendment involves any matter other than the specification of the names of the Plan, Employer, Trustee, custodian, Administrator or other fiduciaries, the Trust Year, or the name of any pooled trust in which the Trust will participate.

                  (b) Conditions. Any amendment may be made effective retroactively if necessary to bring the Trust into conformity with governmental regulations which must be complied with in order to make the Plan or Trust eligible for tax benefits. No amendment shall operate to deprive any Participant or beneficiary of any vested rights or benefits accrued to him prior to such amendment, nor shall any amendment or modification cause or authorize any part of the Plan Assets to revert to or be refunded to the Employer, except as otherwise provided in the Plan and consistent with ERISA.

         7.2      Termination.

                  (a) This Trust Agreement and the Trust created hereby may be terminated at any time by the Employer and upon such termination, the Plan Assets shall be paid out by the Trustee as and when directed by the Administrator pursuant to Section 2.2.

                  (b) Upon such termination of the Trust in whole or in part, the Trustee shall have a right to have its accounts settled as provided in
Section 4.4.

                  (c) When the Plan Assets shall have been applied or distributed as provided herein, then the Trustee shall be released and discharged from all further accountability or liability respecting the Plan Assets (or that part of the Plan Assets so applied or distributed if the Trust is terminated only in part) or any part thereof so applied or distributed and shall not be responsible in any way or to any person for the further disposition of the Plan Assets (or that part of the Plan Assets so applied or distributed, if the Trust is terminated only in part) or any part thereof so applied or distributed.

                                    ARTICLE 8

                                  MISCELLANEOUS

         8.1 Headings. The headings are for reference only. In the event of a conflict between a heading and the content of a Section, the content of the Section shall control.

         8.2 Gender and Number. Except when otherwise indicated by the context, the genders of pronouns and the singular and plural numbers of terms shall be interchangeable.

         8.3 Governing Law. This Trust shall be deemed to be an Ohio trust and shall in all respects be construed and regulated by the laws of the State of Ohio, except where such laws are preempted by the Code or by ERISA.

         8.4 Successors. This Trust Agreement shall be binding upon, and the powers herein granted to the Employer and the Trustee, respectively, shall be exercisable by the respective successors and assigns of the Employer and the Trustee. Any corporation which shall, by merger, consolidation, purchase or otherwise, succeed to substantially all the trust business of the Trustee, upon such succession and without any appointment or other action by any person, shall be and become successor trustee hereunder.

         8.5 Participant's Interest. Except as otherwise provided in the Plan or this Trust Agreement, no Participant or beneficiary under the Plan shall have any interest in or right to the Plan Assets and, to the full extent of all applicable laws, the assets of this Trust shall not be subject to any form of attachment, garnishment, sequestration, or other actions afforded creditors of any Participant or beneficiary.

         8.6 Severability. In case any provision of this Trust Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Trust Agreement, and this Trust Agreement shall be construed and interpreted as if such illegal or invalid provision had never been a part of it.

                       KEATING, MUETHING & KLEKAMP, P.L.L.

                          BASIC PROTOTYPE PLAN DOCUMENT

                       KEATING, MUETHING & KLEKAMP, P.L.L.
                          BASIC PROTOTYPE PLAN DOCUMENT

                                TABLE OF CONTENTS
                                    ARTICLES

                            1. Definitions

                            2. Eligibility and Participation

                            3. Contributions and Their Allocation

                            4. Limitations on Annual Additions

                            5. Investment of Accounts

                            6. Vesting and Forfeitures

                            7. Withdrawals and Distributions

                            8. Form of Payment to Participants

                            9. Death Benefits

                           10. Payment Exceptions

                           11. Administration

                           12. Amendment and Termination

                           13. Miscellaneous

                       KEATING, MUETHING & KLEKAMP, P.L.L.

                          BASIC PROTOTYPE PLAN DOCUMENT

                                    ARTICLE 1

                                   DEFINITIONS

         As used in the Plan and Adoption Agreement, the following terms, when capitalized, shall have the following meanings, except when otherwise indicated by the context:

1.1 ACCOUNT. "Account" means a Participant's allocable share of the Plan Assets. A Participant's Account may include one or more of the following subaccounts:

         (a)      Employer Contribution Account;

         (b) Employer Matching Account (a subaccount of the Employer Contribution Account applicable in the case of certain profit sharing plans with
Section 401(k) features);

         (c)      Nondeductible Voluntary Contribution Account;

         (d) Section 401(k) Account (in the case of a profit sharing plan with a Section 401(k) feature);

         (e) Nonelective Contribution Account (a subaccount of the Section 401(k) Account applicable in the case of certain profit sharing plans with
Section 401(k) features);

         (f) Deductible Voluntary Contribution Account (holding deductible voluntary contributions which were permitted under prior law); and

         (g)      Rollover Account.

1.2 ACCOUNTING DATE. "Accounting Date" means the last day of each Plan Year and such other date or dates as the Administrator may establish from time to time; provided however, if such last day or any such other date falls on a Saturday, Sunday or holiday, then the preceding business day shall be the Accounting Date.

1.3    ACTUAL CONTRIBUTION PERCENTAGE.

         (a) "Actual Contribution Percentage" for a group of Participants for a Plan Year is the average of the ratios, calculated separately for each such Employee in such group, of:

                  (1) the amount contributed to the Plan for such Plan Year under Section 3.2 on behalf of each such Employee, plus the amount actually contributed to the Employee's Nondeductible Voluntary Contribution Account under
Section 3.7 during the Plan Year, to

                  (2)      the Employee's Compensation for such Plan Year.

         (b) If the Plan satisfies the requirements of section 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy such requirements only if aggregated with this Plan, then such other plans shall be aggregated with this Plan for purposes of computing the Actual Contribution Percentages and for determining whether the nondiscrimination rules of Section 3.2(b) are satisfied. Any adjustments to the Actual Contribution Percentage for Non-highly Compensated Employees for the prior year will be made in accordance with Notice 98-1 and any superseding guidance, unless the Employer has elected in the Adoption Agreement to use the "Current Year Testing Method." Plans may be aggregated hereunder only if they have the same plan year and testing method.

         (c) For purposes of computing the separate ratio under (a) above for any Highly Compensated Employee, all plans described in section 401(a) of the Code or arrangements described in section 401(k) of the Code of the Employer (and other employers taken into account under section 414 of the Code) in which such Highly Compensated Employee is a participant, shall be treated as one such plan or arrangement.

         (d) Effective for Plan Years beginning after December 31, 1996, the family aggregation rules previously in effect for this purpose no longer apply.

                                       1-3

1.4      ACTUAL DEFERRAL PERCENTAGE.

         (a) "Actual Deferral Percentage" for a group of Participants for a Plan Year is the average of the ratios, calculated separately for each such Employee in such group, of:

                  (1) the amounts contributed on behalf of each such Employee to the Plan for such Plan Year under Sections 3.1(a), (b) and (c) to

                  (2)      the Employee's Compensation for such Plan Year.

         (b) If the Plan satisfies the requirements of section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy such requirements only if aggregated with this Plan, then such other plans shall be aggregated with this Plan for purposes of computing the Actual Deferral Percentages and for determining whether the nondiscrimination rules of Section 3.1(e) are satisfied. Any adjustments to the Actual Deferral Percentage for Non-highly Compensated Employees for the prior year will be made in accordance with Notice 98-1 and any superseding guidance, unless the Employer has elected in the Adoption Agreement to use the "Current Year Testing Method." Plans may be aggregated hereunder only if they have the same plan year and testing method.

         (c) For purposes of computing the separate ratio under (a) above for any Highly Compensated Employee, all cash or deferred arrangements under section 401(k) of the Code of the Employer (and other employers taken into account under section 414 of the Code) in which such Highly Compensated Employee is a participant, shall be treated as one cash or deferred arrangement under section 401(k) of the Code. If such arrangements have different plan years, this provision shall be applied by treating all such arrangements ending with or within the same calendar year as a single arrangement.

         (d) Effective for Plan Years beginning after December 31, 1996, the family aggregation rules previously in effect for this purpose no longer apply.

         (e) If the Plan changes from the Current Year Testing Method to the Prior Year Testing Method, as described in Section 3.1(e), in computing the Actual Deferral Percentage, such contributions shall be disregarded as determined pursuant to Internal Revenue Service pronouncements to avoid double counting of the same contributions.

1.5 ADMINISTRATOR. "Administrator" means the individual, group of individuals, or entity appointed as such by the Employer; provided that if none is so appointed, then it means the first Employer designated in the Adoption Agreement.

1.6 ADOPTION AGREEMENT. "Adoption Agreement" means the document in which the Employer specifies the elective provisions of the Plan.

1.7 AFFILIATE. "Affiliate" means each of the following for such period of time as is applicable under section 414 of the Code:

         (a) a corporation which, together with the Employer, is a member of a controlled group of corporations within the meaning of section 414(b) of the Code (as modified by section 415(h) thereof for the purposes of Article 5) and the applicable regulations thereunder;

         (b) a trade or business (whether or not incorporated) with which the Employer is under common control within the meaning of section 414(c) of the Code (as modified by section 415(h) thereof for the purposes of Article 5) and the applicable regulations thereunder;

         (c) an organization which, together with the Employer, is a member of an affiliated service group (as defined in section 414(m) of the Code); and

         (d) any other entity required to be aggregated with the Employer under section 414(o) of the Code.

1.8 BENEFICIARY. "Beneficiary" means the person or persons entitled to receive the distributions, if any, payable under the Plan upon or after a Participant's death, to such person, or persons as such Participant's Beneficiary. Each Participant shall designate a Beneficiary by filing the proper form with the Administrator. A Participant may designate one or more contingent Beneficiaries to receive any distributions after the death of a prior Beneficiary. A designation shall be effective upon said filing, provided that it is so filed during such Participant's lifetime, and may be changed from time to time by the Participant; provided however, if a Participant has at least one Hour of Service or at least one hour of paid leave from the Employer (or any other employer for whom service is treated as service for the Employer) on or after August 23, 1984, then, effective

                                       1-4

August 23, 1984 if he has waived the Preretirement Survivor Annuity or effective as of the REA Effective Date if he has waived the Qualified Joint and Survivor Annuity, his spouse must consent to any change of Beneficiary designation in accordance with Section 9.1(e)(5) or Section 8.2(d)(4) with respect to any distributions otherwise payable in such forms. If the Plan is a profit sharing plan and if the Preretirement Survivor Annuity is otherwise inapplicable (under
Section 9.1(a) because the Participant has not elected a life annuity and the Plan is not a transferee Plan requiring annuities with respect to the Participant) to a Participant who has at least one Hour of Service or at least one hour of paid leave from the Employer (or any other employer for whom service is treated as service for the Employer) on or after August 23, 1984 and is survived by a Surviving Spouse, then such spouse shall be his Beneficiary unless the designation of another Beneficiary is consented to by such spouse in a written consent satisfying the requirements of Section 9.1(e)(5). If there is no designated Beneficiary to receive any amount that becomes payable to a Beneficiary, then the Participant's Beneficiary shall be the Participant's Surviving Spouse or, if none, the legal representative of the last surviving of the Participant and any properly designated Beneficiaries.

1.9      BREAK IN SERVICE.

         (a) Hour-Counting Method. "Break in Service" means, if the hour-counting method is elected in the Adoption Agreement:

                  (1) before the REA Effective Date, one or more consecutive One-Year Breaks during one or more days of the first of which an individual is not employed by the Employer; provided however, an Employee of the Employer shall not be deemed to have incurred a Break in Service if he is on an Employer approved leave of absence, not to exceed one year, provided he returns to the employment of the Employer on or before the end of such leave of absence; and

                  (2) on and after the REA Effective Date, five or more consecutive One-Year Breaks during one or more days of the first of which an individual is not employed by the Employer; provided however, if as of the day before the REA Effective Date, service was not required to be taken into account under the provisions of section 410(a) or 411(a) of the Code, then this paragraph (2) shall not cause such service to be taken into account.

         (b) Elapsed Time Method. "Break in Service" means, if the elapsed time method is elected in the Adoption Agreement:

                  (1) before the REA Effective Date, a Severance of at least 12 consecutive months; and

                  (2) on and after the REA Effective Date, a Severance of at least 60 consecutive months; provided however, if as of the day before the REA Effective Date, service was not required to be taken into account under the provisions of section 410(a) or 411(a) of the Code, then this paragraph (2) shall not cause such service to be taken into account. In the case of an individual who incurs an absence from work, beginning on or after the REA Effective Date, for maternity or paternity reasons, as defined in Section 1.34(c), a Break in Service shall not begin earlier than one year after it would otherwise begin.

1.10 CODE. "Code" means the Internal Revenue Code of 1986, as amended at the particular time applicable. A reference to a section of the Code shall include said section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

1.11     COMPENSATION.

         (a) General. "Compensation" shall have the meaning selected in the Adoption Agreement, excluding such items as may be selected in the Adoption Agreement. Compensation for any part of a Plan Year in which an Employee is not a Participant shall be taken into account only if so provided in the Adoption Agreement. In the case of a Participant whose employment classification changes so that either he is no longer an Eligible Employee or he becomes an Eligible Employee, Compensation for all purposes of the Plan shall not be taken into account for any period that he is not an Eligible Employee. Compensation shall further be construed in accordance with other selections in the Adoption Agreement.

         (b) Base Definitions. The following base definitions of Compensation referred to in the Adoption Agreement shall have the following meanings:

                  (1) "W-2, Total Compensation Box" means the total wages as defined in section 3401 of the Code and all other payments of compensation by the Employer (in the course of its trade or business) for which the Employer is required to furnish the Employee a written statement under sections 6041(d), 6051(a)(3) and 6052 of the Code but excluding amounts paid or reimbursed for moving expenses to the extent it is reasonable to believe (at the time of payment) that the amounts are deductible by the Employee under section

                                       1-5

217 of the Code; determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code). In addition, effective for Plan Years and Limitation Years (as defined in Section 4.1(g)) beginning after December 31, 1997, this definition shall include any elective deferrals (as defined in section 402(g)(3) of the Code) and any amount which is contributed or deferred at the election of the Employee and which is not includible in the Employee's gross income by reason of section 125 or 457 of the Code. In addition, for Plan Years and Limitation Years (as defined in Section 4.1(g)) beginning after December 31, 2000 (or such earlier date as the Plan may have operated in such manner), this definition shall include elective amounts that are not included in gross income by reason of section 132(f)(4) of the Code.

                  (2) "Earnings Subject To Federal Income Tax Withholding" means the total wages as defined in section 3401(a) of the Code (for purposes of income tax withholding at the source) from the Employer but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code). In addition, effective for Plan Years and Limitation Years (as defined in Section 4.1(g)) beginning after December 31, 1997, this definition shall include any elective deferrals (as defined in section 402(g)(3) of the Code) and any amount which is contributed or deferred at the election of the Employee and which is not includible in the Employee's gross income by reason of section 125 or 457 of the Code. In addition, for Plan Years and Limitation Years (as defined in
Section 4.1(g)) beginning after December 31, 2000 (or such earlier date as the Plan may have operated in such manner), this definition shall include elective amounts that are not included in gross income by reason of section 132(f)(4) of the Code.

                  (3) "General Section 415 Definition" means wages, salaries, other amounts received for personal services actually rendered (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan), and earned income (within the meaning of section 401(c)(2) of the Code) from the Employer and all Affiliates. The term includes income from sources outside the United States (as defined in section 911(b) of the Code) and is determined without regard to the exclusions from gross income in sections 931 and 933 of the Code. The term excludes the following:

                           (A)      Employer contributions to a plan of deferred
compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                           (B)      amounts realized from the exercise of a
non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                           (C)      amounts realized from the sale, exchange or
other disposition of stock acquired under a qualified stock option; and

                           (D)      other amounts which receive special tax
benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

In addition, effective for Plan Years and Limitation Years (as defined in Section 4.1(g)) beginning after December 31, 1997, this definition shall include any elective deferrals (as defined in section 402(g)(3) of the Code) and any amount which is contributed or deferred at the election of the Employee and which is not includible in the Employee's gross income by reason of section 125 or 457 of the Code. In addition, for Plan Years and Limitation Years (as defined in Section 4.1(g)) beginning after December 31, 2000 (or such earlier date as the Plan may have operated in such manner), this definition shall include elective amounts that are not included in gross income by reason of section 132(f)(4) of the Code.

                  (4)      "FICA Definition" means the total wages as defined in
section 3121(a) of the Code, for purposes of calculating social security taxes, from the Employer but determined without regard to the wage base limitation in section 3121(a)(1) of the Code, the limitations on the exclusions from wages in section 3121(a)(5)(C) and (D) of the Code for elective contributions and payments by reason of salary reduction agreements, the special rules in section 3121(v) of the Code (applicable to certain elective contributions and nonqualified deferred compensation), any rules that limit covered employment based on the type or location of an employee's employer, and any rules that limit the remuneration included in wages based on familial relationship or based on the nature or location of the employment or the services performed (such as the exceptions to the definition of employment in section 3121(b)(1) through
(20) of the Code). In addition, effective for Plan Years and Limitation Years (as defined in Section 4.1(g) beginning after December 31,

                                       1-6

1997, this definition shall include any elective deferrals (as defined in section 402(g)(3) of the Code) and any amount which is contributed or deferred at the election of the Employee and which is not includible in the Employee's gross income by reason of section 125 or 457 of the Code. In addition, for Plan Years and Limitation Years (as defined in Section 4.1(g)) beginning after December 31, 2000 (or such earlier date as the Plan may have operated in such manner), this definition shall include elective amounts that are not included in gross income by reason of section 132(f)(4) of the Code.

         (c) Safe Harbor Exclusion. The Safe Harbor Exclusion, if elected in the Adoption Agreement, will cause to be excluded from the definition of Compensation, reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits.

         (d) Exclusion of Elective Contributions. If elected in the Adoption Agreement, the definition of Compensation shall exclude amounts that otherwise would have been included within the definition that were contributed pursuant to a salary reduction agreement and which were not includible in the Employee's gross income by reason of section 402(e)(3) of the Code (relating to a salary reduction election under section 401(k) of the Code), section 125 of the Code (relating to the cafeteria or flexible benefit plans), section 132(f)(4) (effective for Plan Years beginning on or after January 1, 2001, or such earlier date as the Plan may have been operated in such manner) (relating to a qualified transportation arrangement), section 402(h) of the Code (relating to SEPs), section 403(b) of the Code (relating to certain tax deferred annuities), section 457(b) of the Code (relating to deferred compensation plans of state and local governments and tax-exempt organizations) or section 414(h)(2) of the Code (relating to certain picked-up employee contributions).

         (e) Self-Employed Individuals. Notwithstanding any other provision of the Plan, "Compensation" means with respect to a Self-Employed Individual, his Earned Income. Unless the Exclusion of Elective Contributions is elected in the Adoption Agreement, a Self-Employed Individual's Compensation shall include any elective contributions described in Section 1.11(d). In the event any other exclusions from Compensation are elected in the Adoption Agreement, the Administrator shall limit the amount of a Self-Employed Individual's Earned Income taken into account under the Plan to the same proportion of Compensation (before the exclusions) that is taken into account (after giving effect to the exclusions) for other Employees.

         (f) ADP/ACP Testing. Solely for purposes of determining the Actual Deferral Percentage and/or the Actual Contribution Percentage, the Administrator, in lieu of the definition of "Compensation" otherwise applicable, may use any definition that satisfies section 414(s) of the Code and may either exclude, or include, Compensation paid to an Eligible Employee prior to the time he satisfies the Plan's eligibility criterial applicable to the Section 401(k) feature or after the time he is no longer an Eligible Employee.

         (g) Section 401(a)(17) Limitation. For any Plan Year, only the first $150,000 (as adjusted by the Secretary of Treasury in accordance with section 401(a)(17) of the Code) of a Participant's Compensation shall be taken into account. Effective for Plan Years beginning after December 31, 1996, the family aggregation rules previously in effect for this purpose no longer apply. If a Plan Year consists of less than 12 months, then the adjusted $150,000 limitation for such Plan Year shall be multiplied by the fraction, the numerator of which is the number of months in the short Plan Year and the denominator of which is 12.

1.12 DEDUCTIBLE VOLUNTARY CONTRIBUTION ACCOUNT. "Deductible Voluntary Contribution Account" means a subaccount of each Participant's Account which reflects the Participant's deductible voluntary contributions, as adjusted in accordance with Article 5.

1.13 DETERMINATION DATE (FOR TOP-HEAVY TEST). "Determination Date" means, for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year, and, for the first Plan Year of the Plan, the last day of that Plan Year.

1.14 DETERMINATION PERIOD (FOR TOP-HEAVY TEST). "Determination Period" means, with respect to any Plan Year, the five Plan Years ending on the Determination Date with respect to such Plan Year.

1.15 DISABILITY. "Disability" shall have the meaning selected in the Adoption Agreement.

1.16 EARNED INCOME. "Earned Income" means, with respect to a Self-Employed Individual, the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under section 404 of the Code. Net earnings shall be determined with regard to the deduction allowed to the Employer by section 164(f) of the Code for taxable years beginning after 1989.

1.17 EFFECTIVE DATE. "Effective Date" means the date identified as such in the Adoption Agreement. If the

                                       1-7

Plan has not been amended previously to comply with the Uruguay Round Agreements Act, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, and/or the Internal Revenue Service Restructuring and Reform Act of 1998 (hereinafter "GUST"), then such earlier effective dates as are specified in the Plan for particular provisions shall be applicable.

1.18     ELIGIBLE EMPLOYEE.

         (a) "Eligible Employee" means, except as provided below, an Employee of the Employer meeting the criteria of the Eligible Employee Item of the Adoption Agreement.

         (b) An Employee shall not be an Eligible Employee if he is within a unit of Employees covered by an agreement determined by the Secretary of Labor to be a collective bargaining agreement between employee representatives and one or more Employers if the retirement benefits provided by the Plan were the subject of good faith bargaining between such employee representatives and such Employer or Employers and if such agreement does not provide for the inclusion in the Plan of Employees in such unit or the Adoption Agreement does not specifically state that such Employees shall be Eligible Employees. In determining whether there is a collective bargaining agreement between employee representatives and one or more Employers, the term "employee representatives" shall not include any organization more than one-half of the members of which are employees who are owners, officers, or executives of the employer.

         (c) Any leased employee shall be treated as an Eligible Employee if the Employer is the recipient employer but only if the Adoption Agreement specifically states that leased employees are to be Eligible Employees; however, contributions or benefits provided by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. The preceding sentence shall not apply (so that leased employees may not be covered by the Plan) to any leased employee with respect to services performed after December 31, 1986 if leased employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce and if such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least ten percent of Section 415 Compensation, (2) immediate participation, and (3) full and immediate vesting. For purposes of this subsection, the term "leased employee" means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year and, effective for Plan Years beginning after December 31, 1996, such services are performed under primary direction or control of the recipient employer.

         (d) An Employee shall not be an Eligible Employee if he is a nonresident alien who does not receive any earned income from the Employer which constitutes United States source income unless the Adoption Agreement specifically states that such Employees shall be Eligible Employees.

1.19 EMPLOYEE. "Employee" means an individual who performs services for the Employer and who is considered by the Employer in its sole and absolute discretion to be an Employee for purposes of the Plan. An individual who performs services for the Employer as an independent contractor, leased employee, employee of a temporary agency or in any other capacity not considered by the Employer in its sole and absolute discretion to result in classification as an Employee for purposes of the Plan shall not be considered an Employee. A determination that an individual is an employee of the Employer for other purposes such as employment tax purposes, shall have no bearing whatsoever on the determination of whether the individual is an Employee under the Plan if the Employer does not consider the individual to be its Employee for purposes of the Plan. If the Employer is not incorporated, any Self-Employed Individual shall also be considered an Employee.

1.20 EMPLOYER. "Employer" means the person or entity first designated as such in the Adoption Agreement and any of the following which are further designated in the Adoption Agreement, and the successors and assigns of any of them:

         (a) any other person or entity which, together with the Employer first designated, constitute a controlled group of corporations within the meaning of section 414(b) of the Code or a group of trade or businesses under common control within the meaning of section 414(c) of the Code; or

         (b) an organization which, together with the Employer first designated, is a member of an affiliated service group (as defined in section 414(m) of the Code), or any other entity required to be aggregated with the Employer first designated under section 414(o) of the Code.

1.21 EMPLOYER CONTRIBUTION ACCOUNT. "Employer Contribution Account" means a subaccount of each

                                       1-8

Participant's Account which reflects the Employer's contributions under Sections
3.2 and 3.3 of the Plan and any forfeitures allocated thereto as adjusted in accordance with Article 5. An Employer Contribution Account may include a subaccount, the Employer Matching Account.

1.22 EMPLOYER MATCHING ACCOUNT. "Employer Matching Account" means a subaccount of each Participant's Employer Contribution Account which reflects the Employer's contributions under Section 3.2 of the Plan and any forfeitures allocated thereto, as adjusted in accordance with Article 5.

1.23 EMPLOYMENT COMMENCEMENT DATE. "Employment Commencement Date" means, with respect to an Employee, the first day for which he is paid or entitled to be paid for the performance of duties.

1.24 ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, at the particular time applicable. A reference to a section of ERISA shall include said section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

1.25     FIVE-PERCENT OWNER. "Five-Percent Owner" means:

         (a) if the Employer is a corporation, any person who owns (or is considered as owning within the meaning of sections 318 and 416 of the Code) more than 5 percent of the outstanding stock of the Employer or stock possessing more than 5 percent of the total combined voting power of all stock of the Employer; or

         (b) if the Employer is not a corporation, any person who owns more than 5 percent of the capital or profits interest in the Employer.

1.26     HIGHLY COMPENSATED EMPLOYEE.

         (a) General. "Highly Compensated Employee," with respect to a Plan Year beginning after December 31, 1996, means, as determined under section 414(q) of the Code and the Treasury Regulations thereunder, an individual who at any time during the Plan Year is an Eligible Employee, and who:

                  (1) during the Plan Year or the preceding twelve month period, was at any time a Five-Percent Owner; or

                  (2) received Section 415 Compensation from the Employer in excess of $80,000 (as adjusted pursuant to section 414(q)(1) of the Code) during the twelve month period preceding the Plan Year, and, if the Employer so elects was in the group consisting of the top 20 percent of Employees when ranked on the basis of Section 415 Compensation paid during such preceding twelve month period.

         (b) Operating Rules. The determination of Highly Compensated Employees shall be made in accordance with the following:

                  (1) For purposes of determining the number of Employees under (a)(2), the Employees described in section 414(q)(5) of the Code shall be disregarded.

                  (2) The Employer shall be treated as including any other entities required to be aggregated under section 414 of the Code.

                  (3) A highly compensated former employee is based on the rules applicable to determining highly compensated employee status as in effect for that determination year, in accordance with section 1.414(q)-1T, A-4 of the temporary Income Tax Regulations and Notice 97-45.

                  (4) In determining whether an Employee is a High ly Compensated Employee for years beginning in 1997, the amendments to section 414(q) stated above are treated as having been in effect for years beginning in 1996.

         (c) Alternative Determinations. In lieu of the foregoing, as provided in an Adoption Agreement, the Administrator may use a "calendar year" election or "top-paid group" election to identify the Highly Compensated Employees.

1.27 HOUR OF SERVICE. "Hour of Service" means each of the following, determined (if the hour-counting method is elected in the Adoption Agreement for eligibility and/or vesting purposes or if a minimum Hours of Service requirement is elected in an Adoption Agreement for purposes of sharing in contributions) on the basis elected in the Adoption Agreement:

         (a) each hour for which an Employee is paid, or entitled to payment, for the performance of duties,

                                       1-9
which hours shall be credited to such individual for the computation period or periods in which the duties are performed;

         (b) each hour for which an Employee is paid, or entitled to payment, on account of a period of time during which no work is performed (irrespective of whether his employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, but excluding any payments which solely reimburse him for medical or medically related expenses and excluding any payments made or due under a plan maintained solely for the purposes of complying with applicable worker's compensation or unemployment compensation or disability insurance laws; provided however, no more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period); and provided further that Hours of Service under this paragraph shall be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference;

         (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to with respect to an Employee; provided however, that the same Hours of Service shall not be credited both under subsection (a) or subsection (b), as the case may be, and under this subsection
(c); and provided further, that Hours of Service for back pay awarded or agreed to with respect to periods described in subsection (b) shall be subject to the limitations set forth therein and shall be calculated pursuant to the regulations referred to therein; and provided further, that these Hours of Service shall be credited to such individual for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made; and

         (d) each hour for which an Employee would have received credit during Military Service if his employment status immediately prior thereto had continued.

         (e) For purposes of determining service under (a), (b) and (c) above, service (including service as a Self- Employed Individual) for the following shall be treated as if it were service for the Employer:

                  (1)      each Affiliate;

                  (2) each predecessor employer within the meaning of, and to the extent required under, section 414(a) of the Code; and

                  (3) each other employer identified in the Adoption Agreement for service crediting purposes. In the case of a standardized Plan, any past service credited must comply with the five-year safe harbor in Treasury Regulations section 1.401(a)(4)-5(a)(3).

1.28 KEY EMPLOYEE. "Key Employee," with respect to any Plan Year, means, as determined under section 416(i) of the Code and the regulations thereunder, any person (including a deceased person) who, at any time during the Determination Period with respect to such Plan Year, is:

         (a) an officer of the Employer (or any other employer taken into account under section 414 of the Code) who:

                  (1) has Section 415 Compensation greater than 50 percent of the dollar limitation in effect under section 415(b)(1)(A) of the Code for any such Plan Year, and

                  (2) is taken into account under section 416(i) of the Code;

         (b)      one of the 10 Employees who:

                  (1) owns (or is considered as owning within the meaning of sections 318 and 416(i) of the Code) both more than a 1/2 percent ownership interest in value and one of the 10 largest percentage ownership interests in value of the Employer; and

                  (2) has (during the Plan Year of ownership) Section 415 Compensation from the Employer (and any other employers taken into account under section 414 of the Code) of more than the limitation in effect under section 415(c)(1)(A) of the Code for the calendar year in which such Plan Year ends;

         (c)      a Five-Percent Owner; or

         (d) a 1-percent owner (as defined in section 416(i) of the Code) of the Employer having Section 415 Compensation from the Employer (and any other employers taken into account under section 414 of the Code) of more than $150,000.

                                      1-10

1.29 MILITARY SERVICE. "Military Service" means, with respect to a person employed immediately prior thereto by the Employer, the period of time that he spends in the Armed Forces of the United States, or its equivalent recognized pursuant to federal law, provided he returns to the service of the Employer within such period, if any, as is then provided by law for the protection of his reemployment rights, and provided he has not been employed elsewhere before returning to work for the Employer.

1.30 NONDEDUCTIBLE VOLUNTARY CONTRIBUTION ACCOUNT. "Nondeductible Voluntary Contribution Account" means a subaccount of each Participant's Account which reflects the Participant's nondeductible voluntary contributions, as adjusted in accordance with Article 5.

1.31 NONELECTIVE CONTRIBUTION ACCOUNT. "Nonelective Contribution Account" means a subaccount of each Participant's Section 401(k) Account which reflects contributions on behalf of such Participant under Sections 3.1(b) and (c) (which shall be separately accounted for within this Account) and Section 3.10 (in the case of a Safe Harbor 401(k) Plan) and any forfeitures allocated thereto, as adjusted in accordance with Article 5.

1.32 NON-HIGHLY COMPENSATED EMPLOYEE. "Non-highly Compensated Employee" means an individual who is not a Highly Compensated Employee and who, at any time during the Plan Year, is an Eligible Employee.

1.33 NORMAL RETIREMENT AGE. "Normal Retirement Age" shall have the meaning selected in the Adoption Agreement.

1.34     ONE-YEAR BREAK.

         (a)      Hour-Counting Method.

                  (1) "One-Year Break" means, if the hour-counting method is elected in the Adoption Agreement, a Service Computation Period (as defined in the Adoption Agreement) during which an individual does not complete more than 500 Hours of Service.

                  (2) Solely for purposes of determining whether a One-Year Break has occurred in a computation period, an individual who incurs an absence from work, beginning on or after the REA Effective Date, for maternity or paternity reasons (as defined in (c) below) shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such Hours of Service cannot be determined, 8 Hours of Service per day of such absence, and such Hours of Service shall be credited to the computation period in which the absence begins if such crediting would prevent a One-Year Break in that computation period or, in any other case, to the following computation period.

         (b)      Elapsed Time Method.

                  (1) "One-Year Break" means, if the elapsed time method is elected in the Adoption Agreement, a Severance of at least 12 consecutive months.

                  (2) In the case of an individual who incurs an absence from work, beginning on or after the REA Effective Date, for maternity or paternity reasons, as defined in (c) below, a One-Year Break shall not begin earlier than one year after it would otherwise begin.

         (c) Maternity or Paternity Reasons. For purposes of (a) and (b) above, an absence for maternity or paternity reasons means an absence:

                  (1)      by reason of the pregnancy of the individual;

                  (2)      by reason of the birth of a child of the individual;

                  (3) by reason of the placement of a child with the individual in connection with the adoption of such child by the individual; or

                  (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

1.35 OWNER-EMPLOYEE. "Owner-Employee" means, if the Employer is not incorporated, an individual who is a sole proprietor of the Employer, or who is a partner in the Employer owning more than 10 percent of either the capital or profits interest of the partnership.

                                      1-11

1.36 PARTICIPANT. "Participant" means a person who has become a Participant as provided under Article 2. Any such person shall remain a Participant as long as an Account is maintained for him under the Plan. The making of a rollover contribution under Section 3.9 by an Eligible Employee who has not yet become a Participant (if elected in the Adoption Agreement) as provided under Article 2 shall not result in the Eligible Employee becoming a Participant any earlier than provided under Article 2. As provided in Section 2.1, if elected in the Adoption Agreement, a person may become a "Participant" for purposes of different types of contributions at different times.

1.37 PERMISSIVE AGGREGATION GROUP (FOR TOP-HEAVY TEST). "Permissive Aggregation Group" means the Required Aggregation Group of plans plus any other plan or plans of the Employer (or any other employer taken into account under section 414 of the Code) which the Employer elects to aggregate and which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of sections 401(a)(4) and 410 of the Code.

1.38 PLAN. "Plan" means the plan set forth in this document and in the Adoption Agreement as adopted by the Employer, and if amended at any time, then as so amended.

1.39 PLAN ASSETS. "Plan Assets" means the assets of the Plan at the particular time applicable.

1.40 PLAN YEAR. "Plan Year" means the period so designated in the Adoption Agreement.

1.41 PRESENT VALUE (FOR TOP-HEAVY TEST). "Present Value" means, with respect to a defined benefit plan, the present value based on the interest and mortality rates specified in the Adoption Agreement for purposes of computing the top-heavy ratio. The actuarial assumptions used for all plans within the same aggregation group must be the same.

1.42 PROFITS (FOR PROFIT SHARING PLANS). "Profits" means the Employer's net income or profits for its taxable year ending with or within the Plan Year and for all prior taxable years determined by the Employer upon the basis of its books of account in accordance with sound accounting practices, without any deduction for current taxes based upon income and for current contributions made by the Employer under this Plan or any other plan that is qualified under section 401 of the Code.

1.43     PROTOTYPE SPONSOR. "Prototype Sponsor" means Keating, Muething &
Klekamp.

1.44 REA EFFECTIVE DATE. "REA Effective Date" means the first day of the first Plan Year beginning after December 31, 1984.

1.45 REEMPLOYMENT COMMENCEMENT DATE (FOR ELAPSED TIME METHOD). "Reemployment Commencement Date" means the first day, after a Severance, for which an Employee is paid or entitled to be paid for the performance of duties.

1.46 REQUIRED AGGREGATION GROUP (FOR TOP-HEAVY TEST). "Required Aggregation Group" means:

         (a) each qualified plan or simplified employee pension of the Employer (or any other employer taken into account under section 414 of the Code) in which at least one Key Employee participates or participated at any time during the Determination Period (regardless of whether the plan has terminated), and

         (b) any other qualified plan of the Employer (or any other employer taken into account under section 414 of the Code) which enables a plan described in subsection (a) to meet the requirements of section 401(a)(4) or 410 of the Code.

1.47 ROLLOVER ACCOUNT. "Rollover Account" means a subaccount of each Participant's Account which reflects his rollover contributions, if any, as adjusted in accordance with Article 5. Pursuant to Section 3.9, a Rollover Account may be established for an Eligible Employee making a rollover contribution prior to becoming a Participant (if elected in the Adoption Agreement); and in such a case, the Rollover Account shall represent the Eligible Employee's allocable share of Plan Assets.

1.48 SECTION 401(k) ACCOUNT. "Section 401(k) Account" means a subaccount of each Participant's Account which reflects contributions on behalf of such Participant under Section 3.1 of the Plan and any forfeitures allocated thereto, as adjusted in accordance with Article 5. A Section 401(k) Account may include a subaccount, the Nonelective Contribution Account.

1.49 SELF-EMPLOYED INDIVIDUAL. "Self-Employed Individual" means, if the Employer is not incorporated, any individual who has Earned Income for the Employer's taxable year ending with or within the Plan Year from the trade or business for which the Plan is established and any individual who would have had Earned

                                      1-12

Income but for the fact that the trade or business had no Profits for such taxable year.

1.50     SERVICE (FOR ELAPSED TIME METHOD).

         (a) "Service" means, with respect to an Employee for purposes of eligibility and vesting, the sum of the following periods (whether or not continuous), provided that no period of time shall be counted more than once:

                  (1) each period beginning on an Employment Commencement Date or Reemployment Commencement Date and ending with the next Severance;

                  (2)      any separation from service of 12 months or less; and

                  (3)      Military Service.

         (b) For purposes of determining service under (a)(1) and (2) above, service (including service as a Self- Employed Individual) for the following shall be treated as if it were service for the Employer:

                  (1)      each Affiliate;

                  (2) each predecessor employer within the meaning of, and to the extent required under, section 414(a) of the Code; and

                  (3) each other employer identified in the Adoption Agreement for service crediting purposes. In the case of a standardized Plan, any past service credited must comply with the five-year safe harbor in Treasury Regulations section 1.401(a)(4)-5(a)(3).

         (c) Anything in the Plan to the contrary notwithstanding, the following transition rules shall apply in the case of an individual who transfers from a class of Employees for whom service has been computed on the basis of Hours of Service during 12-month computation periods. Such an individual shall receive credit for a period of service consisting of:

                  (1) the number of Years of Service credited to him before the computation period in which the transfer occurs plus

                  (2)      the greater of

                           (A)      the period of service that would be credited
to him under the elapsed time method under (a) above for his service during the entire computation period in which the transfer occurs or

                           (B)      the service taken into account under the
computation periods method as of the date of the transfer.

                  In addition, the individual shall receive credit for service subsequent to the transfer commencing on the day after the last day of the computation period in which the transfer occurs.

1.51 SEVERANCE (FOR ELAPSED TIME METHOD). "Severance" means, with respect to an Employee, an absence from employment from the Employer and all Affiliates beginning on the earliest of death, quit, discharge, retirement or the first anniversary of any other absence (with or without pay).

1.52 SURVIVING SPOUSE. "Surviving Spouse" means a Participant's surviving spouse (who, in the case of the Qualified Joint and Survivor Annuity, is the spouse to whom the Participant was married on the date on which his benefit payments commenced) except to the extent that a former spouse is treated as such, for purposes of the Plan, under a qualified domestic relations order as described in section 414(p) of the Code.

1.53 TOP-HEAVY PLAN. "Top-Heavy Plan" means the Plan, for any Plan Year beginning after December 31, 1983, if any of the following conditions exists:

         (a) if this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans and the Top-Heavy Ratio for this Plan exceeds 60 percent;

         (b) if this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60 percent; or

         (c) if this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation

                                      1-13

Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60 percent.

1.54     TOP-HEAVY RATIO. "Top-Heavy Ratio" means the following:

         (a) If the Plan is not aggregated with any defined benefit plan, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of the account balances, under this Plan and any aggregated defined contribution plans, of all Key Employees and the denominator of which is the sum of all account balances of all participants.

         (b) If the Plan is aggregated with one or more defined benefit plans, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of account balances under the defined contribution plans for all Key Employees and the Present Value of accrued benefits under the defined benefit plans for all Key Employees, and the denominator of which is the sum of the account balances under the defined contribution plans for all participants and the Present Value of accrued benefits under the defined benefit plans for all participants.

         (c) For purposes of (a) and (b) above, the Top-Heavy Ratio shall be determined in accordance with section 416 of the Code and the applicable regulations thereunder, including, without limitation, the provisions relating to rollovers and transfers and the following provisions:

                  (1) The value of account balances under the Plan will be determined as of the Determination Date with respect to the applicable Plan Year.

                  (2) The value of account balances and accrued benefits under plans aggregated with the Plan shall be calculated with reference to the determination dates under such plans that fall within the same calendar year as the applicable Determination Date under the Plan.

                  (3) The value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the applicable determination date, except as provided in section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan.

                  (4) A simplified employee pension shall be treated as a defined contribution plan; provided however, at the election of the Employer, the Top-Heavy Ratio shall be computed by taking into account aggregate employer contributions in lieu of the aggregate of the accounts of employees.

                  (5) Distributions (including distributions under a terminated plan which had it not been terminated would have been included in the Required Aggregation Group) within the 5-year period ending on a determination date shall be taken into account.

                  (6) Defined contribution account balances shall be increased to reflect any contribution not actually made as of a determination date but required to be taken into account on that date under section 416 of the Code and the regulations thereunder.

                  (7) Deductible voluntary contributions shall not be included.

                  (8) There shall be disregarded the account balances and accrued benefits of a Participant

                           (A)      who is not a Key Employee but who was a Key
Employee in a prior Plan Year; or

                           (B)      with respect to a plan year beginning after
1984, who has not performed services for the employer maintaining the plan at any time during the 5-year period ending on the determination date.

                  (9) Effective for Plan Years beginning after December 31, 1986, the accrued benefit of a Participant other than a Key Employee shall be determined (A) under the method, if any, which uniformly applies for accrual purposes under all defined benefit plans of the Employer, or (B) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of section 411(b)(1)(C) of the Code.

1.55 TRUST. "Trust" means the trust established, with respect to the Plan, under the Trust Agreement.

1.56 TRUST AGREEMENT. "Trust Agreement" means the trust agreement which is identified in the Adoption Agreement as the trust agreement under which the Plan Assets are held.

1.57 TRUSTEE. "Trustee" means the Trustee under the Trust Agreement named in the Adoption Agreement.

                                      1-14

1.58     YEAR OF SERVICE.

         (a)      General. "Year of Service" means:

                  (1) if the hour-counting method is elected in the Adoption Agreement, a Service Computation Period (as defined in the Adoption Agreement) during which an Employee is credited with at least 1,000 Hours of Service; or

                  (2) if the elapsed time method is elected in the Adoption Agreement, 12 months of Service. Nonsuccessive periods of Service shall be aggregated, and less than whole year periods of Service (whether or not consecutive) shall be aggregated on the basis that 12 months of Service (30 days are deemed to be a month in the case of aggregation of fractional months) equal a whole Year of Service.

If a Service Computation Period (if the hour-counting method is elected) is the Plan Year and if a short Plan Year is created because of an amendment changing the Plan Year, then for purposes of determining whether an Eligible Employee is credited with at least 1000 Hours of Service in the Service Computation Period which otherwise would end on the last day of the short Plan Year (and for determining whether a One-Year Break has occurred), such Service Computation Period shall be treated as including the period after such short Plan Year through the date the Plan Year previously in effect would have ended.

         (b) Rule of Parity. If an Employee who does not have any nonforfeitable right to an Employer Contribution Account or Section 401(k) Account incurs a Break in Service, then, for purposes of eligibility and vesting, all of his Years of Service (if the hour-counting method applies) or Service (if the elapsed time method applies) prior to such Break in Service shall be disregarded if such Break in Service equals or exceeds his Years of Service or his Service before such Break in Service, provided that such prior service shall not include any service disregarded by reason of any prior Breaks in Service.

         (c) Eligibility. If it is specified under the Adoption Agreement that each Participant's Employer Contribution Account is fully vested after not more than 2 Years of Service, and if an Employee incurs a One-Year Break before completing 2 Years of Service, then all of his Years of Service credited to him for eligibility purposes before the commencement of such One-Year Break shall be disregarded.

         (d) Vesting. In addition to any service disregarded pursuant to selections in the Adoption Agreement, if the Plan was in existence before the Effective Date, then Years of Service (if the hour-counting method applies) or Service (if the elapsed time method applies) before the Effective Date shall be disregarded for vesting purposes if such service would have been disregarded under the rules of the Plan with regard to breaks in service as in effect on the applicable date prior to the Effective Date. Such rules mean rules relating to circumstances under which a period of an employee's service or plan participation is disregarded, for purposes of determining the extent to which his rights to his account derived from Employer contributions are unconditional, if under such rules such service is disregarded by reason of such employee's failure to complete a required period of service within a specified period of time.

         (e) Other Federal Law. Anything in the Plan to the contrary notwithstanding, in determining an Employee's service, he shall be entitled to such credit, if any, as is required by federal law.

                                      1-15

                                    ARTICLE 2

                          ELIGIBILITY AND PARTICIPATION

2.1      REQUIREMENTS.

         (a) General. Each Eligible Employee shall be a Participant but no earlier than the first Entry Date (as defined in the Adoption Agreement) coinciding with or next following the date on which he meets the eligibility age and service requirements specified in the Adoption Agreement. If an Eligible Employee meets such age and service requirements on an Entry Date and if (subject to Section 2.2) he is an Eligible Employee on such Entry Date, then he shall become a Participant on such Entry Date. Anything in the foregoing to the contrary notwithstanding, if the Plan was in existence before the Effective Date, then any person who was a Participant therein immediately before the Effective Date shall continue to be a Participant.

         (b) Multiple Criteria. If, pursuant to the Adoption Agreement, the Plan has more than one set of Entry Date and age and service criteria, an Eligible Employee shall be considered a "Participant" for purposes of a particular type of contribution only if he has met such eligibility criteria specified for such contributions in the Adoption Agreement. As such, if an Eligible Employee meets the age and service requirements specified for a particular type of contribution on a specified Entry Date, then he shall become a Participant for purposes of such contribution type on such Entry Date. Accordingly, an Eligible Employee may be a "Participant" for one type of contribution but not for another.

2.3 ABSENCES AND SEVERANCES OF LESS THAN 12 MONTHS (ELAPSED TIME METHOD). If the elapsed time method is elected in the Adoption Agreement, then:

         (a) Absences. If, on the Entry Date determined under Section 2.1, an Eligible Employee is absent from employment for reasons other than quit, discharge, or retirement, and if he returns to employment within 12 months, then, upon the termination of such absence, and provided he is an Eligible Employee, he shall become a Participant retroactive to such Entry Date.

         (b)      Severances. If an Employee's Entry Date determined under
Section 2.1 falls within a period of Severance of 12 months or less taken into account as Service under Section 1.50, then, provided he is an Eligible Employee, he shall become a Participant on the date on which such period of Severance ends.

2.4 SPECIAL RULES FOR PLANS COVERING OWNER-EMPLOYEES. Effective for Plan Years beginning after December 31, 1996, the special rules for a Plan covering Owner-Employees no longer apply.

2.5 REEMPLOYMENT. If a former Participant is reemployed as an Eligible Employee, and if his prior Years of Service are not disregarded under Section 1.59, then he shall become a Participant immediately upon such reemployment.

2.6      CHANGE OF EMPLOYEE CLASSIFICATION.

         (a) In the event a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate, but has not incurred a Break in Service, such individual will participate immediately upon returning to an eligible class of Employees. If such Participant incurs a Break in Service, eligibility will be determined under the break in service rules of
Section 1.59 of the Plan.

         (b) In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee will participate immediately if such Employee has satisfied the minimum age and service requirements and would have otherwise previously become a Participant.

                                      1-16

                                    ARTICLE 3

                       CONTRIBUTIONS AND THEIR ALLOCATION

3.1      SECTION 401(k) CONTRIBUTIONS.

         (a)      Elective Deferrals.

                  (1) Salary Reduction. In the case of a profit sharing plan, if a Section 401(k) feature is elected in the Adoption Agreement, each Participant (who, in accordance with Section 2.1, has satisfied the Plan's eligibility criteria applicable to the Section 401(k) feature) who is an Eligible Employee may enter into a salary reduction agreement with the Employer whereby he authorizes the Employer to reduce his Compensation (which would otherwise be payable absent such an agreement), or any part thereof, by such percentage or dollar amount (subject to such limitations as may be imposed under the Adoption Agreement) as he shall specify. Under the Adoption Agreement, the Administrator may set uniform maximum and/or minimum limits on the percentage or dollar amount of a Participant's Compensation that may be reduced for any Plan Year or for any period during a Plan Year. Contributions of this type may be referred to in the Plan as elective deferrals or as salary reduction contributions.

                  (2) 402(g) Annual Limit. In no event shall a Participant's Compensation in any calendar year be reduced by a salary reduction agreement under (1) (and under all other plans, contracts or arrangements of the Employer which allow elective deferrals within the meaning of section 402(g)(3) of the Code) in an amount greater than the applicable limit under section 402(g) of the Code for the year.

                  (3)      Contribution to the Plan. Subject to the limits under
Article 4 of the Plan and (2) above, the Employer shall reduce the Participant's Compensation (which would otherwise be payable absent such an agreement), or part thereof, by the percentage or amount elected by the Participant in accordance with the terms of the Plan and shall contribute such amounts to the Plan on behalf of such Participant. Such contributions shall be credited to the Participant's Section 401(k) Account. Such contributions shall be made as soon as the Employer can reasonably segregate such amounts, but not later than the 15th business day of the month following the month in which such amounts would have otherwise been payable to the Participant.

                  (4) Effect of Hardship Withdrawal. In the event an Eligible Employee makes a hardship withdrawal under Section 7.2(b):

                           (A)      the Participant's salary reduction agreement
shall immediately terminate and the Participant may not enter a new salary reduction agreement for at least 12 months after receipt of the hardship withdrawal; and

                           (B)      for the Participant's taxable year following
the taxable year of the hardship withdrawal, the Participant's salary reduction contributions may not exceed the applicable limit under section 402(g) of the Code for that taxable year less the amount of such Participant's salary reduction contributions for the taxable year of the hardship withdrawal.

                  (5) Procedural Matters. A Participant may enter, change or terminate a salary reduction agreement under (1) in accordance with the provisions adopted by the Employer in the Adoption Agreement. In no event may a salary reduction agreement be entered into retroactively. In addition, the Employer may require or allow a Highly Compensated Employee to reduce the percentage or amount specified in his salary reduction agreement to the extent that the Employer reasonably anticipates that without the reduction, the limits set forth in Section 3.1(e) or Article 4 would be exceeded for the Plan Year. A Participant's salary reduction agreement shall terminate if his employment status changes so that he is no longer an Eligible Employee. In accordance with such rules and procedures as the Administrator deems appropriate, and which provides an Eligible Employee with an effective opportunity to receive cash, the Employer may treat each Eligible Employee who has satisfied the Plan's eligibility criteria applicable to the Section 401(k) feature, as having made a salary reduction election unless and until such Participant affirmatively elects to revoke or revise such deemed salary reduction election,

         (b)      QNECs.

                  (1) Optional QNECs. If elected in the Adoption Agreement, the Employer shall contribute to the Plan an amount determined pursuant to the Adoption Agreement for allocation to the Nonelective Contribution Accounts of those Participants (who, in accordance with Section 2.1, have satisfied the Plan's eligibility criteria applicable to the Section 401(k) feature) entitled under the Adoption Agreement to receive an allocation of this type of contribution. Subject to the limitations of Article 4 of the Plan, as of the last Accounting Date for a Plan Year, there shall be allocated to the Nonelective Contribution Account of each

                                      1-17

Participant qualified, under the Adoption Agreement, to receive such an allocation:

                           (A)      if the allocation method selected in the
Adoption Agreement provides for the allocation to be made proportionate to Compensation, that portion of the Employer's contribution for the Plan Year that bears the same ratio to the total amount of such contribution as the Compensation of such Participant for such Plan Year bears to the total amount of the Compensation of all such Participants for such Plan Year; and/or

                           (B)      the same flat dollar amount allocable to all
other qualified Participants, if this allocation method is selected in the Adoption Agreement.

                  (2)      Failsafe QNEC.

                           (A)      The Employer, in its sole discretion, may
contribute to the Plan for allocation to the Nonelective Contribution Accounts of those Participants (who, in accordance with Section 2.1, have satisfied the Plan's eligibility criteria applicable to the Section 401(k) feature) entitled under (B) below to receive an allocation, such amount as it determines appropriate to satisfy the nondiscrimination tests of section 401(k)(3)(A) and 401(m)(2) of the Code for a Plan Year. Any such contribution shall be allocated as of the last Accounting Date for the Plan Year for which the Employer makes the contribution.

                           (B)      Only Participants who are Eligible Employees
at any time during the Plan Year and who are not Highly Compensated Employees with respect to the Plan Year shall be qualified to receive an allocation of any contribution under (A) above for a Plan Year; provided that any such contribution shall be allocated by making the maximum permissible allocation permitted under Article 4 beginning with the Participant with the least Compensation for the Plan Year and continuing such maximum permissible allocation to each such Participant in order of Compensation (least Compensation to highest Compensation) until the entire contribution is allocated.

The types of contributions under this subsection (b) may be referred to in the Plan as a qualified nonelective contribution. This type of contribution is nonforfeitable when made (see Section 6.1(c)) and is subject to the withdrawal and distribution limitations of Section 7.7.

         (c) Matching Contributions to Nonelective Contribution Accounts. If elected in the Adoption Agreement, the Employer shall make matching contributions to the Nonelective Contribution Accounts of those Participants for whom salary reduction contributions are made under (a) above for the Plan Year and who also are qualified under the Adoption Agreement to receive such a matching contribution. Such a matching contribution shall be allocated under the method(s) selected in the Adoption Agreement. In the event the rate of matching contribution (determined after corrective distribution of elective deferrals under sections 401(k) or (m) or 402(g) of the Code) is determined by the Administrator to be discriminatory in favor of one or more Highly Compensated Employees, the Administrator shall forfeit that part of such matching contribution (as adjusted in accordance with Article 5) as is necessary to make such rate nondiscriminatory (and in such a case the contributions shall be disregarded under the Plan's provisions relative to sections 401(k)(3) and 401(m)(2) of the Code).

This type of contribution may be referred to in the Plan as a qualified matching contribution. This type of contribution is nonforfeitable when made (see Section 6.1(c)) and is subject to the withdrawal and distribution limitations of Section 7.7.

         (d) Time for Contributions. Contributions under (b) and (c) for a Plan Year shall be made no later than the end of the Plan Year following the Plan Year to which the contributions relate (or such later time as may be permitted by Treasury Regulations or the Internal Revenue Service).

         (e)      Limitation on Section 401(k) Contributions.

                  (1) Prior Year Testing. Effective for Plan Years beginning after December 31, 1996, if the "Prior Year Testing Method" is elected in the Adoption Agreement, the Actual Deferral Percentage for any Plan Year for Participants who are Highly Compensated Employees eligible to make Section 401(k) contributions shall not exceed the greater of:

                           (A)      1.25 times the Actual Deferral Percentage
for the preceding Plan Year for Participants who were Non-highly Compensated Employees eligible to make Section 401(k) contributions for such preceding Plan Year; or

                           (B)      the lesser of:

                                    (i)      2 times the Actual Deferral
Percentage for the preceding Plan Year for the

                                      1-18

Participants who were Non-highly Compensated Employees eligible to make Section 401(k) contributions for such preceding Plan Year, provided that the Actual Deferral Percentage for the Participants who are Highly Compensated Employees shall not exceed the Actual Deferral Percentage for the preceding Plan Year for Participants who were Non-highly Compensated Employees eligible to make Section 401(k) contributions for such preceding Plan Year by more than 2 percentage points; or

                                    (ii)     such amount as the Secretary of the
Treasury or his delegate may prescribe to prevent multiple use of this alternative limitation with respect to any Highly Compensated Employee.

For the first Plan Year in which a section 401(k) feature is part of the Plan, the Actual Deferral Percentage for Non- highly Compensated Employees to be taken into account under (A) and (B) above shall be deemed to be 3 percent, or, at the election of the Employer in the Adoption Agreement, the Actual Deferral Percentage for such first Plan Year for Participants who are Non-highly Compensated Employees eligible to make Section 401(k) contributions for such first Plan Year.

                  (2) Current Year Testing. Effective for Plan Years beginning after December 31, 1996, if the "Current Year Testing Method" is elected in the Adoption Agreement, the limitations in (1)(A) and (B) above shall be applied by reference to the current Plan Year rather than the preceding Plan Year. Once made, this election can only be undone if the Plan meets the requirements for changing to Prior Year Testing set forth in Notice 98-1 (or superseding guidance). A Participant is a Highly Compensated Employee for a particular Plan Year if he or she meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Non-highly Compensated Employee for a particular Plan Year if he or she does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

                  (3) Special Rules for Early Participation . If the Plan allows Eligible Employees to participate in the Section 401(k) feature under age and service criteria lower than the greatest minimum age and service conditions permissible under section 410(a) of the Code and the Employer elects to apply the special rule of section 410(b)(4)(B) of the Code in determining that the
Section 401(k) feature satisfies the coverage rules of section 410(b)(1) of the Code, then the following special rules apply. In such a case, for testing purposes, the Plan shall be treated as two separate plans: one benefitting the Eligible Employees who have satisfied the lower minimum age and service conditions of the Plan but not the greatest such conditions permitted under section 410(a) of the Code (hereinafter "Component Plan A"); and one benefitting Eligible Employees who have satisfied the greatest such conditions permitted under section 410(a) of the Code (hereinafter "Component Plan B"). The testing in this Section 3.1(e) shall be applied as follows:

                           (A)      For Plan Years beginning before January 1,
1999, and at the election of the Employer, for Plan Years beginning after December 31, 1998, the testing shall be applied separately to Component Plan A and Component Plan B. In this regard, the Actual Deferral Percentages and Actual Contribution Percentages shall be determined separately for each such Component Plan.

                           (B)      For Plan Years beginning after December 31,
1998, at the election of the Employer, in lieu of the testing as provided in (A) above, the testing shall be applied solely to Component Plan B (and not Component Plan A); provided however any Highly Compensated Employees in Component Plan A must be included in the Actual Deferral Percentage and testing of Component Plan B.

This provision shall be administered in accordance with rules and regulations promulgated by the Secretary of Treasury or its delegate.

                  (4) Special Rules for Plan Disaggregation. If, pursuant to Treasury Regulations or promulgations of the Internal Revenue Service, the Plan is to be treated as two or more separate plans for Section 401(k) testing purposes, then the Administrator shall apply the testing in this Section 4.1(e) separately to such plans as the Administrator shall determine. This provision shall be administered in accordance with such Treasury Regulations or promulgations.

         (f)      Return of Excess Elective Deferrals.

                  (1) Participant Election. If amounts are includible in a Participant's gross income under section 402(g) of the Code for a taxable year of the Participant, the Participant may elect to receive a distribution from his
Section 401(k) Account in an amount up to the sum (or difference) of:

                           (A)      the lesser of:

                                    (i)      the amount includible in his gross
income under section 402(g) of the Code for the taxable year; or

                                    (ii)     the amount of his salary deferrals
under Section 3.1(a) for the taxable year;

                                      1-19
plus (or minus)

                           (B)      the income (or loss) allocable to the amount
determined under (A) determined in accordance with Treasury Regulations under any reasonable method used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year.

                  (2) Procedure An election under (1) above shall be made in writing, signed by the Participant, on such form as the Administrator shall direct and shall be effective only if received by the Administrator no later than the first March 1st following the close of the Participant's taxable year to which the election relates. A Participant who has exceeded the limits of
Section 3.1(a)(2) shall be deemed to have made an election hereunder to the extent of such excess.

                  (3) Distribution. Any other provisions of the Plan to the contrary notwithstanding, the amount determined under (1) if properly elected under (2) shall be paid to the Participant as a lump sum no later than the first April 15th following the close of the Participant's taxable year to which the election relates.

                  (4) Effect on Other Provisions. Except to the extent provided by the Secretary of the Treasury or his delegate, distributions hereunder shall be taken into account under Sections 3.1(e) and 3.2(b).

         (g)      Excess Section 401(k) Contributions.

                  (1) Excess Actual Deferral Percentage. If the Actual Deferral Percentage for a Plan Year for the Participants who are Highly Compensated Employees eligible to make Section 401(k) contributions exceeds the maximum amount allowable under Section 3.1(e), then the Administrator shall determine the amount to be distributed ("Excess Contributions") in accordance with the Code and applicable Treasury Regulations and the following. "Excess Contributions" shall mean, with respect to any Plan Year, the excess of:

                           (A)      The aggregate amount of contributions
actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year, over

                           (B)      The maximum amount of such contributions
permitted by the Actual Deferral Percentage test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of the ratios calculated separately for each such Participant (under Section 1.4) beginning with the highest of such percentages).

                  (2) Required Distributees. Excess Contributions are allocated to the Highly Compensated Employees with the largest amounts of contributions taken into account in calculating the Actual Deferral Percentage test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such contributions and continuing in descending order until all the Excess Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Contributions.

                  (3) Distribution. The Administrator shall distribute to each Highly Compensated Employee specified in (2) above from his Section 401(k) Account the sum (or difference) of:

                           (A)      the amount (if any) determined under (2)
above; plus (or minus)

                           (B)      the income (or loss) allocable to the amount
determined under (A) determined by the Administrator in accordance with Treasury Regulations under any reasonable method used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year; minus

                           (C)      that part of the distribution (if any) under
(f) above attributable to salary deferrals under Section 3.1(a) of the Plan during the Plan Year.

Any other provisions of the Plan to the contrary notwithstanding, the Administrator shall distribute the amount so determined as a lump sum no later than the last day of the following Plan Year; provided however, the Employer shall be subject to a 10% excise tax under section 4979 of the Code if the distributions are not made before the close of the first 2-1/2 months of such following Plan Year.

                  (4) Alternative Limitation. If the alternative limitation referred to in Section 3.1(e)(1)(B) is exceeded, then the Administrator shall take corrective action under either this Section, Section 3.8, or a combination of the two, as determined by the Administrator.

                  (5) Allocation of Excess. Distributions hereunder shall be from the Participant's Section 401(k) Account (other than his Nonelective Contribution Account) and Nonelective Contribution Account (in

                                      1-20
proportion to the Participant's salary deferral contributions under Section 3.1(a) for the Plan Year and the matching contributions under Section 3.1(c) thereto for the Plan year) to the extent of the contributions thereto for the Plan Year plus the income allocable to such contributions and the excess (if any) shall be distributed from the Participant's Nonelective Contribution Account from the amounts attributable to discretionary Employer contributions under Section 3.1(b).

                  (6) Effect on Other Provisions. If distributions are made in accordance with this Section 3.1(g) with respect to a Plan Year, then the limitations of Section 3.1(e) shall be deemed satisfied for the Plan Year. Except to the extent provided by the Secretary of the Treasury, distributions hereunder shall be taken into account under Article 4.

3.2      EMPLOYER MATCHING CONTRIBUTIONS TO EMPLOYER MATCHING ACCOUNTS.

         (a)      Employer Matches. In the case of a profit sharing plan, if a
Section 401(k) feature is part of the Plan pursuant to the Adoption Agreement, and if elected in the Adoption Agreement, the Employer shall make matching contributions to the Employer Matching Accounts of those Participants (who, in accordance with Section 2.1, have satisfied the Plan's eligibility criteria applicable to this type of contribution) for whom salary reduction contributions are made under Section 3.1(a) for the Plan Year and who also are qualified under the Adoption Agreement to receive such a matching contribution. Such a matching contribution shall be allocated under the method(s) selected in the Adoption Agreement. In the event the rate of matching contribution (determined after corrective distribution of elective deferrals under sections 401(k) or (m) or 402(g) of the Code) is determined by the Administrator to be discriminatory in favor of one or more Highly Compensated Employees, the Administrator shall forfeit that part of such matching contribution (as adjusted in accordance with Article 5) as is necessary to make such rate nondiscriminatory (and in such a case the contributions shall be disregarded under the Plan's provisions relative to sections 401(k)(3) and 401(m)(2) of the Code).

         (b) Limitation on Employer Matching and Voluntary (After-Tax) Contributions.

                  (1) Prior Year Testing. Effective for Plan Years beginning after December 31, 1996, if the "Prior Year Testing Method" is elected in the Adoption Agreement, the Actual Contribution Percentage for any Plan Year for Participants who are Highly Compensated Employees eligible to make Section 401(k) contributions or voluntary (after- tax) contributions shall not exceed the greater of:

                           (A)      1.25 times the Actual Contribution
Percentage for the preceding Plan Year for Participants who were Non-highly Compensated Employees eligible to make Section 401(k) contributions or voluntary (after-tax) contributions for such preceding Plan Year; or

                           (B)      the lesser of:

                                    (i)      2 times the Actual Contribution
Percentage for the preceding Plan Year for the Participants who were Non-highly Compensated Employees eligible to make Section 401(k) contributions for such preceding Plan Year, provided that the Actual Contribution Percentage for the Participants who are Highly Compensated Employees shall not exceed the Actual Contribution Percentage for the preceding Plan Year for Participants who were Non-highly Compensated Employees eligible to make Section 401(k) or voluntary (after-tax) contributions for such preceding Plan Year by more than 2 percentage points; or

                                    (ii)     such amount as the Secretary of the
Treasury or his delegate may prescribe to prevent multiple use of this alternative limitation with respect to any Highly Compensated Employee.

For the first Plan Year in which the Plan provides for Employer matching contributions subject to the Actual Contribution Percentage test or voluntary (after-tax) contributions, the Actual Contribution Percentage for Non-highly Compensated Employees to be taken into account under (A) and (B) above shall be deemed to be 3 percent, or, at the election of the Employer in the Adoption Agreement, the Actual Contribution Percentage for such first Plan Year for Participants who are Non-highly Compensated Employees eligible to make Section 401(k) contributions or voluntary (after-tax) contributions for such first Plan Year.

                  (2) Current Year Testing. Effective for Plan Years beginning after December 31, 1996, if the "Current Year Testing Method" is elected in the Adoption Agreement, the limitations in (1)(A) and (B) above shall be applied by reference to the current Plan Year rather than the preceding Plan Year.

                  (3) Special Rules for Early Participation . If the Plan allows Eligible Employees to participate in the feature providing Employer matching contributions subject to the Actual Contribution Percentage test or voluntary (after-tax) contributions, under age and service criteria lower than the greatest minimum age and service conditions permissible under section 410(a) of the Code and the Employer elects to apply the special rule of section

                                      1-21

410(b)(4)(B) of the Code in determining that such feature satisfies the coverage rules of section 410(b)(1) of the Code, then the following special rules apply. In such a case, for testing purposes, the Plan shall be treated as two separate plans: one benefitting the Eligible Employees who have satisfied the lower minimum age and service conditions of the Plan but not the greatest such conditions permitted under section 410(a) of the Code (hereinafter "Component Plan A"); and one benefitting Eligible Employees who have satisfied the greatest such conditions permitted under section 410(a) of the Code (hereinafter "Component Plan B"). The testing in this Section 3.2(b) shall be applied as follows:

                           (A)      For Plan Years beginning before January 1,
1999, and at the election of the Employer, for Plan Years beginning after December 31, 1998, the testing shall be applied separately to Component Plan A and Component Plan B. In this regard, the Actual Deferral Percentages and Actual Contribution Percentages shall be determined separately for each such Component Plan.

                           (B)      For Plan Years beginning after December 31,
1998, at the election of the Employer, in lieu of the testing as provided in (A) above, the testing shall be applied solely to Component Plan B (and not Component Plan A); provided however any Highly Compensated Employees in Component Plan A must be included in the Actual Deferral Percentage, Actual Contribution Percentage and testing of Component Plan B.

This provision shall be administered in accordance with rules and regulations promulgated by the Secretary of Treasury or its delegate.

                  (4) Special Rules for Plan Disaggregation. If, pursuant to Treasury Regulations or promulgations of the Internal Revenue Service, the Plan is to be treated as two or more separate plans for Section 401(m) testing purposes, then the Administrator shall apply the testing in this Section 3.2(b) separately to such plans as the Administrator shall determine. This provision shall be administered in accordance with such Treasury Regulations or promulgations.

                  (5) Special Rule. To the extent necessary to avoid a violation of this limitation, amounts contributed under Section 3.1, shall be treated as contributions taken into account under Section 1.3; but only if, and to the extent, the limitations in Section 3.1(e) would not be violated if such amounts were not taken into account under Section 1.4. The determination and treatment of the separate ratios under Section 1.3 of the Plan for each Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury or his delegate.

         (c) Time for Matches and Nondeductible Contributions. Contributions under this Section 3.2 for a Plan Year shall be made no later than the end of the Plan Year following the Plan Year to which the contributions relate (or such later time as may be permitted by Treasury Regulations). Voluntary (after-tax) Participant contributions (if permitted in the Adoption Agreement) shall be made as soon as the Employer can reasonably segregate such amounts, but not later than the 15th business day of the month following the month in which such amounts would have otherwise been payable to the Participant.

3.3      EMPLOYER CONTRIBUTION.

         (a)      Profit Sharing Plans.

                  (1) General. In the case of a profit sharing plan, in addition to amounts otherwise contributed (if any) under Sections 3.1 and 3.2, the Employer shall contribute to the Plan an amount determined pursuant to the Adoption Agreement, and such contribution shall be allocated among the Participants (who, in accordance with Section 2.1, have satisfied the Plan's eligibility criteria applicable to this type of contribution) as provided in the Adoption Agreement. Unless specifically provided for in an Adoption Agreement in the case of a profit sharing plan, contributions, including contributions to a profit sharing plan for Plan Years beginning after December 31, 1985, shall not be conditioned on Profits.

                  (2) Non-Integrated Allocation Formula. If the Adoption Agreement provides for the Employer contributions under this Section 3.3 to be allocated proportionate to Compensation and on a non-integrated basis, then subject to the limitations of Article 4, and subject to the top-heavy minimum if applicable, as of the last Accounting Date for a Plan Year, there shall be allocated to the Employer Contribution Account of each Participant entitled to receive such an allocation (determined pursuant to the Adoption Agreement), that portion of the Employer's contribution and any forfeitures allocated with such contribution for such Plan Year that bears the same ratio to the total amount of such contribution and forfeitures as the Compensation of such Participant for such Plan Year bears to the total amount of the Compensation of all such Participants for such Plan Year.

                  (3)      Integrated Allocation Formula.

                                      1-22

                           (A)      General. If the Adoption Agreement provides
for the Employer contributions under this Section 3.3 to be allocated on an integrated basis, then subject to the limitations of Article 4 and the overall permitted disparity limits of (E) below, and subject to the top-heavy minimum if applicable, as of the last Accounting Date for a Plan Year, the Employer contribution under Section 3.3 of the Plan and any forfeitures allocated with such contribution for such Plan Year shall be allocated under the method specified in the Adoption Agreement.

                           (B)      Excess Compensation. "Excess Compensation"
means Compensation for a particular Plan Year in excess of the Taxable Wage Base for that Plan Year.

                           (C)      Taxable Wage Base. "Taxable Wage Base" has
the meaning determined under the Adoption Agreement.

                           (D)      Maximum Disparity Rate.

                                    (i)      In General. "Maximum Disparity
Rate" for a Plan Year, subject to (ii) below, means the greater of --

                                             (I)      5.7 percent, or

                                             (II)     the rate of tax under
section 3111(a) of the Code (in effect as of the beginning of the Plan Year) which is attributable to the old age portion of the Old Age, Survivors and Disability Insurance provisions of the Social Security Act.

                                    (ii)     Special Rule for Reduced Taxable
Wage Base. If a reduced Taxable Wage Base is elected in the Adoption Agreement and the amount specified therein is greater than the greater of $10,000 or one-fifth of the contribution and benefits base under section 230 of the Social Security Act as of the first day of the particular Plan Year, the 5.7 percent factor under (i)(I)above, shall be reduced to 4.3 percent if the amount specified in the Adoption Agreement is not more than 80 percent of the contribution and benefit base under section 230 of the Social Security Act and to 5.4 percent if the amount so specified is greater than 80 percent of such base amount; and the factor under (i)(II)above shall be reduced proportionately.

                           (E)      Overall Permitted Disparity Limits.

                                    (i)      Annual Overall Permitted Disparity
Limit. If, for any Plan Year, a Participant participates in this Plan and another plan of the Employer that provides for permitted disparity (or imputed disparity), the Participant's total annual disparity fraction (as defined in Treasury Regulation section 1.401(l)-5(b)) may not exceed one. If such fraction would exceed one, the amount allocated to such Participant shall be reduced to the extent necessary to satisfy such limit.

                                    (ii)     Cumulative Permitted Disparity
Limit. Effective for Plan Years beginning on or after January 1, 1995, in the case of a Participant who has benefitted under a defined benefit plan or target benefit plan of the Employer for a plan year beginning on or after January 1, 1994, such participant's cumulative disparity fraction (as defined in Treasury Regulation section 1.401(l)-5(c)) may not exceed 35. If such fraction would exceed 35, the amount allocated to such Participant shall be reduced to the extent necessary to satisfy such limit.

         (b) Money Purchase Pension Plans. In the case of a money purchase pension plan, the Employer shall contribute to the Plan an amount determined pursuant to the Adoption Agreement, and such contribution shall be allocated among the Participants as provided in the Adoption Agreement.

3.4 TOP-HEAVY MINIMUMS. If, for any Plan Year, the Plan is a Top-Heavy Plan, then the following provisions shall apply for such Plan Year:

         (a) Except as otherwise provided in (b) and (c) below, the Employer contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent of such Participant's Section 415 Compensation or in the case where the Employer has no defined benefit plan which designates this Plan to satisfy section 401 of the Code, the largest percentage of Employer contributions and forfeitures, expressed as a percentage of Section 415 Compensation, allocated on behalf of any Key Employee for that year. For these purposes and for purposes of Section 3.4(f), "Section 415 Compensation" shall mean the first $150,000 (as adjusted by the Secretary of Treasury in accordance with section 401(a)(17) of the Code) of a Participant's Section 415 Compensation (as defined in Section 4.1(k)). The minimum allocation is determined without regard to any Social Security contribution and, if the Plan is a profit sharing plan, without regard to Profits. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have

                                      1-23
received a lesser allocation for the year because of (1) the Participant's failure to complete 1,000 Hours of Service or (2) compensation of less than a stated amount.

         (b) The provision in (a) above shall not apply to any Participant who was not an Eligible Employee on the last day of the Plan Year.

         (c) The provision in (a) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans and the Employer has provided in the Adoption Agreement that the minimum allocation or benefit requirement applicable to top-heavy plans will be met in the other plan or plans.

         (d) In the case of a profit sharing plan, if a Section 401(k) feature has been adopted in the Adoption Agreement by the Employer, to the extent required by Treasury Regulations, contributions under Section 3.1(a) allocated to a Key Employee shall be taken into account in determining the minimum required contribution under (a) above; provided however, such contributions under Section 3.1(a) allocated to Participants other than Key Employees shall not count toward satisfying the minimum contribution required under (a) above.

         (e) In the case of a profit sharing plan, if a Section 401(k) feature has been adopted in the Adoption Agreement by the Employer, to the extent necessary to prevent a violation of the nondiscrimination requirements under section 401(a)(4) of the Code, matching contributions under Sections 3.1(c) and 3.2 shall not count toward satisfying the minimum contribution required under (a) above. If the Safe Harbor 401(k) Plan election is in effect, any Safe Harbor Matching Contribution shall not count toward satisfying such minimum contribution requirements.

         (f) If a Participant participates in one or more defined benefit plans which are aggregated with the Plan under section 416 of the Code for purposes of determining top heaviness, and if such defined benefit plan or plans do not satisfy the minimum benefit requirements of section 416 of the Code with respect to such Participant, then, with respect to such Participant, the words "five percent of such Participant's Section 415 Compensation" shall be substituted for the words "the lesser of three percent of such Participant's
Section 415 Compensation or in the case where the Employer has no defined benefit plan which designates this Plan to satisfy section 401 of the Code, the largest percentage of Employer contributions and forfeitures, expressed as a percentage of Section 415 Compensation, allocated on behalf of any Key Employee for that year" in (a) above.

3.5 ALLOCATION AMONG EMPLOYERS. If more than one Employer has adopted the Plan, each Employer shall contribute under the Plan the same proportion of the total contribution as the proportion allocated to its Employees of the total contribution.

3.6      RETURN OF EMPLOYER CONTRIBUTIONS.

         (a) Mistake of Fact. If a contribution by the Employer to the Plan is made by reason of a mistake of fact, then, subject to (d) below, such contribution may be returned to the Employer within 1 year after the payment of such contribution.

         (b) Qualification. Contributions by the Employer to the Plan are conditioned upon initial qualification of the Plan under section 401 of the Code. If the Plan receives an adverse determination with respect to its initial qualification under the Code, then the entire assets attributable to the Employer's contributions may be returned to the Employer within 1 year after such determination, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

         (c) Deductibility. Contributions by the Employer to the Plan (other than any contributions allocable to the purchase of life insurance for a Self-Employed Individual) are conditioned upon the deductibility of such contributions under section 404 of the Code, and, subject to (d) below, such contributions (to the extent disallowed) may be returned to the Employer within 1 year after the disallowance of the deduction.

         (d) Limitation on Return. The amount of the contribution which may be returned to the Employer under subsection (a) or (c) above shall be limited to the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. Earnings attributable to such excess may not be returned to the Employer, but losses attributable thereto must reduce the amount to be so returned. Furthermore, the amount of the contribution which may be returned shall be limited so as not to cause the balance to the credit of a Participant's Account to be reduced to less than the balance which would have been credited to his Account had such contribution not been made.

3.7      VOLUNTARY (AFTER-TAX) PARTICIPANT CONTRIBUTIONS.

                                      1-24

         (a) General. If the Adoption Agreement provides for voluntary (after-tax) Participant contributions, then each Employee who is a Participant (who, in accordance with Section 2.1, has satisfied the Plan's eligibility criteria applicable to this type of contribution) may make voluntary contributions in cash to the Plan, subject to the limitations in subsection (c) below.

         (b) Designation. Effective for taxable years beginning after December 31, 1986, qualified voluntary employee contributions (as defined in section 219(e)(2)(A) of the Code prior to amendment by the Tax Reform Act of
1986) are no longer permitted. Amounts credited to the Participant's Deductible Voluntary Contribution Account as of December 31, 1986 as adjusted in accordance with Article 5 shall continue to be held until withdrawal or distribution in accordance with the terms of the Plan. A Participant's contributions for tax years after December 31, 1986 shall be considered nondeductible contributions and shall be credited to the Participant's Nondeductible Voluntary Contribution Account.

         (c) Limitations. Subject to the applicable limitations of Article 4, the aggregate amount of a Participant's contributions to his Nondeductible Voluntary Contribution Account (together with his nondeductible voluntary contributions to any other qualified plans maintained by the Employer) for all Plan Years since he became a Participant shall not exceed 10 percent of the aggregate compensation that he has received for all such Plan Years.

3.8      EXCESS MATCHING AND PARTICIPANT CONTRIBUTIONS.

         (a) Excess Actual Contribution Percentage. If the Actual Contribution Percentage for a Plan Year for the Participants who are Highly Compensated Employees eligible to make Section 401(k) contributions or voluntary (after- tax) contributions exceeds the maximum amount allowable under Section 3.2(b) (after application of Section 3.1(f) and (g)), then the Administrator shall determine the amount to be distributed (or, if forfeitable, forfeited) ("Excess Aggregate Contributions") in accordance with the Code and applicable Treasury Regulations and the following. "Excess Aggregate Contributions" shall mean, with respect to any Plan Year, the excess of:

                  (1) The aggregate amount of contributions actually taken into account in computing the Actual Contribution Percentage of Highly Compensated Employees for such Plan Year, over

                  (2) The maximum amount of such contributions permitted by the Actual Contribution Percentage test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of the ratios calculated separately for each such Participant (under Section 1.3) beginning with the highest of such percentages).

         (b) Required Distributees and Forfeitures. Excess Aggregate Contributions are allocated to the Highly Compensated Employees with the largest amounts of contributions taken into account in calculating the Actual Contribution Percentage test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such contributions and continuing in descending order until all the Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution (or forfeiture) of any Excess Aggregate Contributions.

         (c) Distribution and Forfeiture. The Administrator shall distribute to (or forfeit from in the case of a forfeitable amount) each Highly Compensated Employee specified in (b) above from his Account the sum (or difference) of:

                  (1) the amount (if any) determined under (b) above; plus (or minus)

                  (2) the income (or loss) allocable to the amount determined under (1) determined by the Administrator in accordance with Treasury Regulations under any reasonable method used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year.

Any other provisions of the Plan to the contrary notwithstanding, the Administrator shall distribute (or forfeit, as applicable) the amount so determined as a lump sum no later than the last day of the following Plan Year; provided however, the Employer shall be subject to a 10% excise tax under section 4979 of the Code if the distributions (or forfeitures) are not made before the close of the first 2-1/2 months of such following Plan Year. Any forfeitures in this Section 3.8 may not be allocated to Participants who receive a distribution or incur a forfeiture under this Section 3.8.

         (d) Alternative Limitation. If the alterative limitation referred to in Section 3.2(b)(1)(B) is exceeded, then the Administrator shall take corrective action under either this Section, Section 3.1(g) or a combination of the two, as determined by the Administrator.

                                      1-25

         (e) Allocation of Excess. The amount determined above shall be distributed from the Participant's Nondeductible Voluntary Contribution Account to the extent of the contributions thereto for the Plan Year plus the income allocable to such contributions and the excess (if any) shall be distributed or forfeited from the Participant's Employer Matching Account in accordance with the vested percentage of the Participant's Employer Matching Account.

         (f) Effect on Other Provisions. If distributions are made in accordance with this Section 3.8 with respect to a Plan Year, then the limitations of Section 3.2(b) shall be deemed satisfied for the Plan Year. Except to the extent provided by the Secretary of the Treasury, distributions hereunder shall be taken into account under Article 4.

3.9      ROLLOVER CONTRIBUTIONS.

         (a) General. If elected in the Adoption Agreement, an Eligible Employee who has satisfied the Plan's eligibility criteria applicable to any type of contributions, may contribute to the Plan money and/or other property (acceptable to the Trustee) that the Administrator reasonably concludes qualifies for such a rollover under the provisions of section 402(c) or 403(a)(4) of the Code or that qualifies as a rollover contribution under section 408(d)(3) of the Code. Any such contribution shall be credited to such Participant's Rollover Account. Anything in the foregoing to the contrary notwithstanding, amounts constituting accumulated deductible employee contributions, as defined in section 72(o)(5) of the Code, may not be rolled over to the Plan. If the Administrator later determines that the contribution was an invalid rollover contribution, such contribution plus any earnings attributable thereto shall be distributed to the Participant within a reasonable time after such determination.

         (b) Pre-Participation Rollovers. If elected in the Adoption Agreement, an Eligible Employee, prior to satisfying the Plan's eligibility requirements and becoming a Participant, may make a rollover contribution in accordance with (a) above (if the availability of rollovers is elected in the Adoption Agreement). Any such contribution shall be credited to a Rollover Account established for the Eligible Employee in which the Eligible Employee's interest is nonforfeitable at all times. Making such a rollover contribution, however, shall not result in the Eligible Employee becoming a Participant any earlier than otherwise provided in the Plan (and, in particular an Eligible Employee prior to becoming a Participant, will not be entitled to make any other, or share in any other, types of contributions under the Plan). For purposes of investments (including the allocation of earnings and losses), withdrawals and distributions, an Eligible Employee with a Rollover Account shall have the same rights as a Participant with a Rollover Account.

3.10     SAFE HARBOR 401(k) PLAN.

         (a) General. For Plan Years beginning after December 31, 1998, if the Safe Harbor 401(k) Plan election is made in the Adoption Agreement, the Actual Deferral Percentage limitations of Section 3.1(e) and the Actual Contribution Percentage limitations of Section 3.2(b) shall not apply. Instead, the provisions of this Section 3.10 and the Safe Harbor 401(k) Plan provisions of the Adoption Agreement shall apply.

         (b) Required Contributions. In accordance with the selections in the Adoption Agreement, the Employer shall make contributions to the Nonelective Contribution Accounts of Participants eligible to receive an allocation of such contributions. Such contributions shall be made no later than the end of the Plan Year following the Plan Year to which the contributions relate (or by such other time as may be required or permitted under Treasury Regulations or Internal Revenue Service promulgations).

         (c) Compensation. "Compensation" is defined in Section 1.11 of the Plan, except, for purposes of this Section, no dollar limit, other than the limit imposed by section 401(a)(17) of the Code, applies to the Compensation of a Non-highly Compensated Employee. However, solely for purposes of determining the Compensation subject to a Participant's deferral election, the Employer may use an alternative definition to the one described in the preceding sentence, provided such alternative definition is a reasonable definition within the meaning of section 1.414(s)-1(d)(2) of the Treasury Regulations and permits each Participant to elect sufficient elective deferrals to receive the maximum amount of matching contributions (determined using the definition of Compensation described in the preceding sentence) available to the Participant under the Plan.

         (d) Vesting. Since such contributions are allocated to the Nonelective Contribution Accounts, they are fully vested at all times. See
Section 6.1(c) of the Plan.

         (e) Restrictions on Withdrawals and Distributions. Since such contributions are allocated to the Nonelective Contribution Accounts, they are subject to the restrictions on withdrawals and distributions in Section 7.7 of the Plan.

         (f) Notice Requirement. The Employer shall meet the notice requirements of section 401(k)(12)(D)

                                      1-26
of the Code. In this regard, at least 30 days, but not more than 90 days, before the beginning of the Plan Year, the Employer will provide each Participant a comprehensive notice of the Employee's rights and obligations under the Plan, written in a manner calculated to be understood by the average Participant. If an Employee becomes eligible after the 90th day before the beginning of the Plan Year and does not receive the notice for that reason, the notice must be provided no more than 90 days before the Employee becomes eligible but not later than the date the employee becomes eligible. In addition to any other election periods provided under the Plan, each Participant may make or modify a deferral election during the 30-day period immediately following receipt of the notice described above.

                                      1-27

                                    ARTICLE 4

                         LIMITATIONS ON ANNUAL ADDITIONS

4.1 DEFINITIONS. As used in this Article 4, the following terms shall have the following meanings.

         (a) Annual Additions. "Annual Additions" means the sum of the following amounts credited to a Participant's account for the Limitation Year:

                  (1) Employer contributions;

                  (2) forfeitures; and

                  (3) (A) for Limitation Years beginning before January 1, 1987, the lesser of:

                           (i)      one-half of the nondeductible employee
contributions or

                           (ii)     the nondeductible employee contributions in
excess of 6 percent of the Participant's Section 415 Compensation for the Limitation Year; and

                  (B) for Limitation Years beginning after December 31, 1986, 100 percent of the nondeductible employee contributions.

         For this purpose, any excess amount applied under Sections 4.2(d) or 4.3(e) in the Limitation Year to reduce Employer contributions will be considered Annual Additions for such Limitation Year.

         Amounts allocated, in years beginning after March 31, 1984, to an individual medical benefit account, as defined in section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer or an Affiliate are treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in section 419A(d)(3) of the Code, under a welfare benefits fund, as defined in section 419(e) of the Code, maintained by the Employer or an Affiliate, are treated as Annual Additions to a defined contribution plan. Allocations under a simplified employee pension as defined in section 408(k) of the Code, are treated as Annual Additions.

         (b) Defined Benefit Fraction. "Defined Benefit Fraction" means a fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer and all Affiliates, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under sections 415(b) and (d) of the Code or 140 percent of the Highest Average Compensation, including any adjustments under section 415(b) of the Code.

         If a Limitation Year beginning before January 1, 2000 contains any portion of a Plan Year for which the Plan is a Top-Heavy Plan, then "100 percent" shall be substituted for "125 percent"; provided however, any limitation which results from the application of this sentence may be exceeded so long as there are no defined benefit plan accruals for the individual and no employer contributions, forfeitures, or voluntary nondeductible contributions allocated to the individual; and provided further, this sentence shall not apply if the sum, for the applicable aggregation group, of the Key Employees' benefits from all defined benefit plans and defined contribution plans does not exceed 90 percent of the total of all participants' benefits and if the Employer contribution would satisfy the requirements of Section 3.4 if "four percent" were substituted for "three percent" and "7-1/2 percent" were substituted for "five percent".

         Notwithstanding the above, if the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of section 415 of the Code for all Limitation Years beginning before January 1, 1987.

         (c) Defined Contribution Fraction. "Defined Contribution Fraction" means a fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the defined contribution

                                      1-28
plans (whether or not terminated) maintained by the Employer or an Affiliate for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer or an Affiliate, and the Annual Additions attributable to all welfare benefits funds, as defined in section 419(e) of the Code, and individual medical benefit accounts, as defined in section 415(l)(2) of the Code, maintained by the Employer or an Affiliate), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer or an Affiliate (regardless of whether a defined contribution plan was maintained by the Employer or an Affiliate). The maximum aggregate amount in any Limitation Year is the lesser of 125 percent of the dollar limitation in effect under section 415(c)(1)(A) of the Code or 35 percent of the Participant's Section 415 Compensation for such year.

         If a Limitation Year beginning before January 1, 2000 contains any portion of a Plan Year for which the Plan is a Top-Heavy Plan, then "100 percent" shall be substituted for "125 percent"; provided however, any limitation which results from the application of this sentence may be exceeded so long as there are no defined benefit plan accruals for the individual and no employer contributions, forfeitures, or voluntary nondeductible contributions allocated to the individual; and provided further, this sentence shall not apply if the sum, for the applicable aggregation group, of the Key Employees' benefits from all defined benefit plans and defined contribution plans does not exceed 90 percent of the total of all participants' benefits and if the Employer contribution would satisfy the requirements of Section 3.4 if "four percent" were substituted for "three percent" and "7-1/2 percent" were substituted for "five percent".

         If the Employee was a participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The Annual Addition for any Limitation Year shall not be recomputed to treat all nondeductible employee contributions as Annual Additions.

         (d) Employer. "Employer" means the employer that adopts this Plan, and all members of a controlled group of corporations (as defined in section 414(b) of the Code as modified by section 415(h) of the Code), all commonly controlled trades or businesses (as defined in section 414(c) of the Code as modified by section 415(h) of the Code), all affiliated service groups (as defined in section 414(m) of the Code) of which the adopting employer is a part, and any other entity required to be aggregated with the Employer pursuant to Treasury Regulations under section 414(o) of the Code.

         (e) Excess Amount. "Excess Amount" means the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

         (f) Highest Average Compensation. "Highest Average Compensation" means the average Section 415 Compensation for the three consecutive years of service with the Employer that produces the highest average. A year of service with the Employer is the calendar year or any other 12-consecutive month period defined pursuant to the Adoption Agreement.

         (g) Limitation Year. "Limitation Year" means a calendar year, or the 12-consecutive month period elected by the Employer in the Adoption Agreement. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

         (h) Master or Prototype Plan. "Master or Prototype Plan" means a plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

         (i) Maximum Permissible Amount. "Maximum Permissible Amount" means the lesser of (1) $30,000 (as adjusted by the Secretary of Treasury in accordance with Section 415(d) of the Code) or (2) 25 percent of the Participant's Section 415 Compensation for the Limitation Year.

                  The Section 415 Compensation limitation in (2) shall not apply to any contribution for medical benefits (within the meaning of section 401(h) or 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition.

                  If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive month period, the Maximum Permissible Amount will not exceed $30,000 (as

                                      1-29
adjusted by the Secretary of Treasury in accordance with Section 415(d) of the
Code) multiplied by the following fraction:

                  Number of months in the short Limitation Year
                  ---------------------------------------------
                                       12

         (j) Projected Annual Benefit. "Projected Annual Benefit" means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the plan assuming:

                  (1) the participant will continue employment until normal retirement age under the plan (or current age, if later), and

                  (2) the participant's compensation for the current Limitation Year and all other relevant factors used to determine benefits under the plan will remain constant for all future Limitation Years.

         (k) Section 415 Compensation. "Section 415 Compensation" shall have the meaning selected in the Adoption Agreement.

Section 415 Compensation actually paid or made available by the Employer to a Participant within a Limitation Year (including, at the election of the Employer, amounts earned but not paid in a Limitation Year because of the timing of pay periods and pay days if these amounts are paid during the first few weeks of the next Limitation Year, the amounts are included on a uniform and consistent basis with respect to all similarly situated Employees and no amount is included in more than one Limitation Year) shall be used unless, for Limitation Years beginning before December 31, 1991 (or such later date as may be prescribed by Treasury Regulations), the Employer had elected to use the
Section 415 Compensation accrued for an entire Limitation Year.

4.2      LIMITATION IN CASE OF NO OTHER PLAN.

         (a) Limitation. If the Participant does not participate in, and has never participated in another qualified plan, or a welfare benefits fund as defined in section 419(e) of the Code, maintained by the Employer, or an individual medical benefit account, as defined in section 415(l)(2) of the Code, maintained by the Employer or a simplified employee pension as defined in section 408(k) of the Code, which provides an Annual Addition, the amount of Annual Additions which may be credited to the Participant's Account for any Limitation Year will not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

         (b)      Estimated. Prior to determining the Participant's actual
Section 415 Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Section 415 Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

         (c) Actual. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Section 415 Compensation for the Limitation Year.

         (d) Disposition of Excess. If, pursuant to (c) above, as a result of the allocation of forfeitures, a reasonable error in determining the amount of elective deferrals (within the meaning of section 402(g)(3) of the Code) that may be made within the limits of section 415 of the Code, or under other facts and circumstances which the Commissioner of Internal Revenue finds justify the availability of the rules set forth herein, there is an Excess Amount, the excess will be disposed of as follows:

                  (1) elective deferrals (within the meaning of section 402(g) of the Code) and employee contributions to the extent matching contributions were not made with respect thereto together with any gains allocated thereto shall be returned to the extent that the return would reduce the excess amount (and in such a case the contributions shall be disregarded under the Plan's provisions relative to sections 402(g), 401(k)(3) and 401(m)(2) of the Code);

                  (2) elective deferrals (within the meaning of section 402(g) of the Code) and employee contributions together with any gains allocated thereto shall be returned to the extent that the return and the

                                      1-30
forfeiture of any matching contributions made with respect to such contributions would reduce the excess amount (and in such a case the contributions shall be disregarded under the Plan's provisions relative to sections 402(g), 401(k)(3) and 401(m)(2) of the Code);

                  (3) If after the application of paragraphs (1) and (2) an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's Account will be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary.

                  (4) If after the application of paragraphs (1) and (2) an Excess Amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions (including allocation of any forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

                  (5) If a suspense account is in existence at any time during a Limitation Year pursuant to this Section, it will not participate in the allocation of the Plan's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year and paragraph
(5) above is applicable, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer or employee contributions may be made to the Plan for that Limitation Year. Except as provided in paragraphs (1) and (2), excess amounts may not be distributed to Participants or former Participants.

4.3      LIMITATION IN CASE OF ANOTHER MASTER OR PROTOTYPE DEFINED CONTRIBUTION
PLAN.

         (a) General. This Section applies if, in addition to this Plan, the Participant is covered under another qualified master or prototype defined contribution plan maintained by the Employer, or a welfare benefits fund as defined in section 419(e) of the Code, maintained by the Employer, or an individual medical benefit account, as defined in section 415(l)(2) of the Code, maintained by the Employer, which provides an Annual Addition, during any Limitation Year. The Annual Additions which may be credited to a Participant's Account under this Plan for any such Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's account under the other plans and welfare benefits funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefits funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefits funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Account under this Plan for the Limitation Year.

         (b)      Estimated. Prior to determining the Participant's actual
Section 415 Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in Section 4.2(b).

         (c) Actual. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Section 415 Compensation for the Limitation Year.

         (d) Allocation of Excess Among Plans. If, pursuant to (c) above, as a result of the allocation of forfeitures, a reasonable error in determining the amount of elective deferrals (within the meaning of section 402(g)(3) of the Code) that may be made within the limits of section 415 of the Code, or under other facts and circumstances which the Commissioner of Internal Revenue finds justify the availability of the rules set forth herein, a Participant's Annual Additions under this Plan and such other plans and funds would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the following (in the following order of priority):

                  (1) first, employee contributions under any plan of the Employer to the extent matching contributions were not made with respect thereto;

                  (2) second, elective deferrals (within the meaning of section 402(g)(3) of the Code) under any plan of the Employer to the extent matching contributions were not made with respect thereto;

                  (3) third, employee contributions under any plan of the Employer proportionate with matching contributions made with respect thereto;

                                      1-31

                  (4) fourth, elective deferrals (within the meaning of section 402(g)(3) of the Code) under any plan of the Employer proportionate with matching contributions made with respect thereto;

                  (5) fifth, any other allocations under the Employer's profit sharing plan;

                  (6) sixth, any other allocations under the Employer's money purchase pension plan; and

                  (7) seventh, any other Annual Additions under all other plans.

         (e) Disposition of Excess. Any Excess Amount attributed to this Plan will be disposed in the manner described in Section 4.2(d).

4.4 LIMITATION IN CASE OF ANOTHER DEFINED CONTRIBUTION PLAN OTHER THAN A MASTER OR PROTOTYPE PLAN. If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a Master or Prototype Plan, Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year will be limited in accordance with Section 4.3 as though the other plan were a Master or Prototype Plan unless the Employer provides other limitations under the Adoption Agreement.

4.5 LIMITATION IN CASE OF ANOTHER DEFINED BENEFIT PLAN. If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's Defined Benefit Fraction and Defined Contribution Fraction will not exceed 1.0 in any Limitation Year beginning before January 1, 2000. The Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year beginning before January 1, 2000 will be limited in accordance with the Adoption Agreement.

                                      1-32

                                    ARTICLE 5

                             INVESTMENT OF ACCOUNTS

5.1 GENERAL. Accounts shall be invested as provided in the Adoption Agreement and the Trust Agreement.

5.2 INVESTMENT ELECTIONS. If elected in the Adoption Agreement, each Participant shall elect the manner in which either his entire Account or the selected subaccounts, as elected in the Adoption Agreement, and any future contributions and forfeitures allocated thereto are to be invested. In such a case, each Participant may choose from among such funds as the Administrator directs the Trustee to make available and, if elected in the Adoption Agreement, any other legally permissible investments which the Trustee agrees to hold. Such an election shall be made in writing and shall be given to the Employer, who shall deliver it to the Trustee. Elections relating to existing Account (or subaccount) balances may be changed only effective as of an Accounting Date if the change would involve one or more of the funds made available by the Trustee unless the daily valuation option is elected in the Adoption Agreement for the entire Account (or particular subaccount). The Administrator may prescribe rules deemed appropriate for administering this provision including but not limited to rules which limit the frequency of changes to elections, prescribe times for making elections, regulate the amount or increment a Participant may allocate to a particular fund, require or allow an election (or election change) to relate only to future contributions and forfeitures and provide for the investment of an Account (or subaccount) of a Participant who fails to make an investment election.

5.3      INVESTMENT ADJUSTMENT.

         (a) Investment Elections. If the availability of Participant investment elections is elected in the Adoption Agreement, then this provision shall apply with respect to the entire Accounts of Participants or with respect to only the subaccounts of Participants for which Participant investment elections are available, as elected in the Adoption Agreement.

                  (1)      Investment Funds.

                           (A)      Balance Forward Valuation. If the daily
valuation option is not applicable to the entire Account or to particular subaccounts, as of each Accounting Date, each of the separate funds comprising the Plan Assets (attributable to the entire Account or such subaccounts, as the case may be) shall be valued at fair market value and on the basis of such value, earnings or losses in the respective funds since the preceding Accounting Date shall be determined and reflected in the Participants' Accounts (in the appropriate subaccounts) in a fair and nondiscriminatory manner on the basis of their varying interests therein since the preceding Accounting Date.

                           (B)      Daily Valuation. If the daily valuation
option is applicable to the entire Account or to particular subaccounts, then the Trustee shall account for the investments and investment transactions attributable to each Account or such subaccount, as the case may be, separately. Earnings or losses on Plan Assets attributable to a particular Account or subaccount shall be allocated solely to that Account or subaccount.

                  (2) Outright Participant Investment Discretion. If, under the Adoption Agreement, a Participant may choose any legally permissible investments which the Trustee agrees to hold, and if the Participant directs the investment of the Account, or any portion thereof, in any investment other than the funds made available by the Trustee under Section 5.2, the Trustee shall account for such investments and investment transactions of such Participant separately. Earnings or losses on Plan Assets attributable to a particular Account shall be allocated solely to that Account. A Participant will be entitled to receive a statement of his Account value at least one time per Plan Year.

         (b) No Investment Elections. If the availability of Participant investment elections is not elected in the Adoption Agreement, or is elected but only with respect to some (but not all) subaccounts, then this provision shall apply.

                  (1) Balance Forward Valuation. If the daily valuation option is not applicable to the entire Account or to particular subaccounts, as of each Accounting Date, the Plan Assets (excluding insurance contracts and excluding Plan Assets subject to investment elections under (a) above) (attributable to the entire Account or such subaccounts, as the case may be) shall be valued at fair market value and on the basis of such value, earnings or losses on the Plan Assets not subject to investment elections under (a) above since the preceding Accounting Date shall be determined and reflected in the Participants' Accounts (in the appropriate subaccounts) in a fair and nondiscriminatory manner on the basis of their varying interests therein since the preceding Accounting Date.

                                      1-33

                  (2) Daily Valuation. If the daily valuation option is applicable to the entire Account or to particular subaccounts, then the Trustee shall account for the investments and investment transactions attributable to each Account or such subaccounts, as the case may be, separately. Earnings or losses on Plan Assets attributable to a particular Account or subaccount shall be allocated solely to that Account or subaccount. A Participant will be entitled to receive a statement of his Account value at least one time per Plan Year.

         (c) Special Rule for Non-Publicly Traded Qualifying Employer Securities. In the event Plan Assets are invested in qualifying employer securities for which there is no generally recognized market, notwithstanding a selection of the daily valuation option in the Adoption Agreement, the Administrator may determine to use (in a consistent and non-discriminatory manner) the balance forward valuation method with respect to such qualifying employer securities.

5.4      INSURANCE.

         (a) Trust Agreement. If the Trust Agreement provides for the purchase of life insurance, then the Employer may direct that, subject to the limitations in (d) below, a Participant's Account be applied to the purchase of life insurance on the life of such Participant. If any part of a Participant's Deductible Voluntary Contribution Account is used to purchase life insurance, the amount so used will be treated as a distribution.

         (b) Earmarking. If insurance contracts are so acquired, then either such acquisition shall be only at the Participant's request or the amount devoted to such purpose shall be a uniform percentage of each Participant's interest in the Employer's contribution. If such percentage of the Account of any Participant will provide an amount which is insufficient to purchase an insurance contract as above provided, then such purchase shall be deferred until the amount available therefor is sufficient; in the meantime retaining such amount as a reserve, in cash or invested so as to be readily converted into cash, for the benefit of such Participant.

         (c) Accounting. For purposes of Section 5.3, an Account shall be reduced by any insurance premiums allocable thereto. The proceeds or, if the policy is surrendered, the cash value of any such insurance policy shall be allocated, in proportion to the premium paid, to the subaccount or subaccounts to which the premiums were charged. Any dividends or credits earned on insurance contracts will be allocated to the Account of the Participant for whose benefit the contract is held.

         (d)      Limitations.

                  (1) General. Payments for life insurance premiums from a Participant's Employer Contribution Account shall be limited as follows:

                           (A)      Ordinary life - For purposes of these
incidental insurance provisions, ordinary life insurance contracts are contracts with both nondecreasing death benefits and nonincreasing premiums. If such contracts are purchased, less than one-half of the aggregate Employer contributions allocated to any Participant will be used to pay the premiums attributable to them.

                           (B)      Term and universal life - No more than one-
fourth of the aggregate Employer contributions allocated to any Participant will be used to pay the premiums on term life insurance contracts, universal life insurance contracts, and all other life insurance contracts which are not ordinary life.

                           (C)      Combination - The sum of one-half of the
ordinary life insurance premiums and all other life insurance premiums will not exceed one-fourth of the aggregate Employer contributions allocated to any Participant.

                  (2) Non-integrated Profit Sharing Plan. If the Plan is a profit sharing plan and if, under the Adoption Agreement, Employer contributions are allocated on a non-integrated basis, then, at any time, the aggregate payments for life insurance premiums from a Participant's Employer Contribution Account shall be limited to:

                           (A)      the aggregate Employer contributions made at
least 2 years before such time, plus

                           (B)      the limitation determined under (1) above
with respect to Employer contributions made less than 2 years prior to such time.

         (e) Termination of Employment. Upon a Participant's termination of employment, the entire value of the life insurance contract or contracts shall, subject to Section 8.2, be converted into cash or to provide

                                      1-34
periodic income, pursuant to one of the forms of payment provided under the Plan, without life insurance protection beyond retirement, or the contract or contracts shall be distributed at retirement to the Participant; provided however, unless the Adoption Agreement provides for an annuity as a form of payment, no contract may be converted to a life annuity.

         (f) Ownership. The Trustee shall apply for and will be the owner of any insurance contract purchased under the Plan. The insurance contract(s) must provide that the proceeds will be payable to the Trustee. Any proceeds shall be applied pursuant to the applicable provisions of Article 9.

         (g) Conflict. In the event of any conflict between the terms of this Plan and the terms of any insurance contracts hereunder, the Plan provisions shall control.

5.5      LOANS.

         (a) Eligibility. If the Adoption Agreement provides for loans, then, upon written application and filing the proper form with the Administrator by a Participant, the Administrator may authorize and direct the Trustee to grant a loan to such Participant, subject to the conditions set forth below.

         (b) Conditions. Loans under (a) above shall meet all of the following requirements:

                  (1) Loans shall be made available to all Participants on a reasonably equivalent basis. If the Adoption Agreement provides that loans are available only to Participants while they are Employees, loans nevertheless shall be available to former Employees who are parties in interest.

                  (2) Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants.

                  (3)      Loans shall bear a reasonable rate of interest.

                  (4) Loans shall be adequately secured, which security may, notwithstanding Section 13.2, consist of up to 50 percent (100 percent for loans granted or renewed prior to October 19, 1989) of an assignment of a borrowing Participant's accrued nonforfeitable benefit under the Plan (excluding any Deductible Voluntary Contribution Account).

                  (5) If such a loan is secured by a Participant's accrued nonforfeitable benefit under the Plan and if the Qualified Joint and Survivor Annuity would be the automatic form of benefit to the Participant under Section
8.2 of the Plan at the time such accrued nonforfeitable benefit is used as security, then, with respect to any loan made after August 18, 1985, such loan and the possible reduction in the Participant's benefit must, within the 90-day period prior to making the loan, be consented to by the Participant and (if he is married) his spouse. A new consent is required if the Participant's Account balance is used for any increase in the amount of security or if a loan is renegotiated, extended, renewed or otherwise revised. The consent shall comply with the requirements of Section 8.2(d)(4) but shall be deemed to meet any requirements contained therein even though the Participant is married to a different spouse at the time of any setoff.

                  (6) No Participant loan shall exceed the limitations under (c) below.

                  (7) In the event of default, foreclosure on the Participant's accrued nonforfeitable benefit, to the extent used as security for the loan, will not occur until a distributable event occurs under the Plan, which (for purposes hereof) shall include satisfaction of the limitations in (d) below. Events constituting default shall be specified in the promissory note or security agreement executed by the Participant. A suspension of loan repayments pursuant to section 414(u)(4) of the Code shall not constitute a default.

                  (8) No loans will be made to any Owner-Employee or, if the Employer is an electing small business (Subchapter S) corporation, to any employee or officer of the Employer who owns (or is considered as owning within the meaning of section 318(a)(1) of the Code), on any day during the taxable year of the Employer, more than 5 percent of the outstanding stock of the Employer.

         (c) Limitation on Amount. A loan under the Plan (when added to any other loans outstanding under the Plan and any other plans taken into account under section 72(p)(2)(D) of the Code) to a Participant made, renewed, renegotiated, modified or extended after December 31, 1986 shall not exceed the lesser of:

                  (1)      $50,000 reduced by the excess (if any) of -

                           (A)      the highest outstanding balance of loans
from the Plan (and other plans taken into account) during the one-year period ending on the day before the date on which such loan was made, over

                                      1-35

                           (B)      the outstanding balance of loans from the
Plan (and other plans taken into account) on the date such loan was made, or

                  (2)      the greater of

                           (A)      for loans granted or extended prior to
October 19, 1989, the present value of the nonforfeitable portion of the Participant's Account (excluding any Deductible Voluntary Contribution Account) not in excess of $10,000 or

                           (B)      one-half of the present value of the
nonforfeitable portion of the Participant's Account (excluding any Deductible Voluntary Contribution Account).

         (d) Profit Sharing Plan Distributable Event. Solely for purposes of foreclosure on the Participant's accrued nonforfeitable benefit, to the extent used as security for the loan, default on a Participant's note shall be deemed to be a distributable event for a Participant who has been a Participant for at least 60 months, and for any other Participant except to the extent of the portion of his Account attributable to Employer contributions actually made to the Plan during the 2-year period preceding the foreclosure; provided, however, with respect to a Participant's Section 401(k) Account, such a default shall be deemed a distributable event if, and only if, the Participant has attained age 59-1/2.

         (e) Repayment Period. Each loan, by its terms, shall be required to be repaid within 5 years; provided, however, such requirement shall not apply to any loan made, renewed, renegotiated, modified or extended after December 31, 1986 used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as the principal residence of the Participant.

         (f) Level Amortization. Each loan made, renewed, renegotiated, modified or extended after December 31, 1986 shall be subject to substantially level amortization, with payments of principal and interest not less frequently than quarterly, over the term of the loan.

         (g) Earmarking. Anything in the Plan to the contrary notwithstanding, if a loan is made to a Participant pursuant to (a) above, then his interest in other Plan Assets shall be reduced by the amount of the loan, the loan shall be an investment of his Account, and interest and other amounts allocable to such loan shall be allocated only to his Account. If the Participant's Account represented by a loan becomes payable to him in accordance with the terms of the Plan (and the Participant has not repaid the loan at the time the distribution is to be made) the Administrator shall either include the loan in the distribution or cancel the loan and treat the unpaid loan balance as a distribution.

         (h) Effect of Default on Benefits. For purposes of determining the amount of the Qualified Joint and Survivor Annuity or Preretirement Survivor Annuity otherwise payable under Section 8.2 or 9.1, a Participant's Account shall be reduced by that part of his Account held as security for the loan and treated as payment in satisfaction of the loan (including accrued interest). Upon a Participant's death, if less than 100 percent of his Account is payable to his Surviving Spouse, then, in determining the amount payable to the Surviving Spouse, the amount treated as payment in satisfaction of any loan (including accrued interest) shall first be treated as reducing the Account.

         (i) Assignments. As assignment or pledge of any portion of a Participant's interest in the Plan and a loan, pledge or assignment with respect to an insurance contract purchased under the Plan, will be treated as a loan under this Section.

         (j) Administration. The Administrator is authorized to administer the loan program. Loans will be approved if the proper forms and documentation are completed and delivered to the Administrator, the amount of the loan requested does not exceed the limits specified in this Section or the Adoption Agreement, adequate security authorized in this Section is delivered to the Trustee, and the other provisions of this Section are satisfied.

5.6 SEPARATELY ALLOCABLE PLAN EXPENSES. The Administrator may direct that any expenses, including but not limited to Trustee fees, taxes and administrative fees, attributable to specific Participants' accounts due to investment elections under Section 5.2 (if elected in the Adoption Agreement), life insurance under Section 5.4, loans under Section 5.5 (if elected in the Adoption Agreement) or otherwise, be deducted directly from the Account for which the expense was incurred to the extent paid from Plan Assets.

                                      1-36

                                    ARTICLE 6

                             VESTING AND FORFEITURES

6.1      VESTING PROVISIONS.

         (a) Voluntary Contribution Accounts. A Participant's rights to his Deductible Voluntary Contribution Account and/or his Nondeductible Voluntary Contribution Account shall be nonforfeitable at all times.

         (b) Rollover Account. A Participant's right to his Rollover Account shall be nonforfeitable at all times.

         (c) Section 401(k) Account. A Participant's right to his Section 401(k) Account including any Nonelective Contribution Account shall be nonforfeitable at all times.

         (d)      Employer Contribution Account.

                  (1) At Normal Retirement Age. Upon and after a Participant's attainment of Normal Retirement Age, if he is then in the service of the Employer or an Affiliate, he shall have a nonforfeitable right to his Employer Contribution Account.

                  (2) At Early Retirement Age. If the Adoption Agreement provides for early retirement, then, upon and after a Participant's satisfaction of the requirements thereunder, if he is then an Employee, he shall have a nonforfeitable right to his Employer Contribution Account.

                  (3)      Prior to Normal Retirement Age.

                           (A)      Vesting Schedule. A Participant with at
least one Hour of Service in a Plan Year beginning after December 31, 1988 shall have a nonforfeitable right to a percentage of his Employer Contribution Account on the basis of the vesting schedule specified in the Adoption Agreement. A Participant who does not receive credit for at least one Hour of Service in a Plan Year beginning After December 31, 1988 shall have the vested percentage of his Employer Contribution Account determined under the applicable provisions of the Plan in effect prior to the Plan Year beginning in 1989. If a Participant incurs a forfeiture and is rehired, then separate accounts shall be maintained for the Participant's pre-forfeiture and post-forfeiture Employer-derived accrued benefit, both accounts shall share in the earnings and losses of the Plan, and the pre-forfeiture account shall be fully vested.

                           (B)      Vested Percentage Prior to Effective Date.
Notwithstanding (A) above, if the Plan was in existence prior to the Effective Date, then the vested percentage of a Participant's Employer Contribution Account shall not be less than such percentage computed under the Plan as of the later of the Effective Date or the date of adoption of the Adoption Agreement.

                           (C)      Death or Disability. If a Participant's
employment as an Employee terminates because of his death or incurrence of a Disability, then his Employer Contribution Account shall be fully vested.

                           (D)      Top-Heavy Rules. For any Plan Year in which
this Plan is a Top-Heavy Plan, and if the Plan's vesting schedule does not satisfy section 416 of the Code, one of the minimum vesting schedules as elected by the Employer in the Adoption Agreement will automatically apply to the Plan; provided however, no Participant's vested percentage (as of the day before the Plan's becoming a Top-Heavy Plan) shall be reduced. The minimum vesting schedule applies to all benefits within the meaning of section 411(a)(7) of the Code except those attributable to employee contributions, including benefits accrued before the effective date of section 416 of the Code and benefits accrued before the Plan became a Top-Heavy Plan. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as a Top-Heavy Plan changes for any Plan Year. However, this subparagraph (D) does not apply to the account balances of any Employee who does not have an Hour of Service after the Plan has become a Top-Heavy Plan, and such Employee's account balance attributable to Employer contributions and forfeitures will be determined without regard to this subparagraph (D).

                  (4) Forfeiture for Break in Service. If a Participant incurs a Break in Service, and if he has not already incurred a forfeiture under
(6) or (8) below, then his forfeitable interest (as of such incurrence) in his Employer Contribution Account shall be forfeited.

                  (5) Effect of Certain Distributions. Except as provided in paragraph (6), if a Participant who is

                                      1-37
not fully vested in his Employer Contribution Account receives an amount therefrom prior to his incurrence of a forfeiture, then, at any relevant time after such distribution and prior to his incurrence of a forfeiture, the vested portion ("X") of his Employer Contribution Account ("AB") after the distribution shall be an amount determined by the formula

                               X = P (AB + D) - D

where "P" is the vested percentage at the relevant time and "D" is the amount of the distribution.

                  (6)      Effect of Cash-Out Distributions.

                           (A)      Forfeiture. If a Participant, who is not
fully vested in his Employer Contribution Account, terminates service and, pursuant to Article 7, receives a distribution of the present value of his entire nonforfeitable interest, then, if elected in the Adoption Agreement, his forfeitable interest therein shall be forfeited immediately or upon the incurrence of a One-Year Break as provided in the Adoption Agreement; provided however, there shall be no forfeiture hereunder unless:

                                    (i)      the Participant has voluntarily
requested to receive such distribution; or

                                    (ii)     the value (determined as of the
date of distribution) of the Participant's nonforfeitable benefit under the Plan (excluding any Deductible Voluntary Contribution Account) does not exceed $5,000. The $5,000 amount specified above was increased from $3,500 effective on the first day of the Plan Year beginning after August 5, 1997 or such later date as the Administrator implemented this increase. If a Participant would have received a distribution under the preceding sentence but for the fact that the Participant's vested Account balance exceeded $5,000 when the Participant terminated service and if at a later time such Account balance is reduced such that it is not greater than $5,000, the Participant will receive a distribution of such Account balance and the nonvested portion will be treated as a forfeiture.

                           (B)      Restoration. Effective as of the REA
Effective Date, any amount that a Participant forfeited under (A) above shall be restored, unadjusted for any gains or losses, if such Participant resumes employment with the Employer covered by the Plan and if he repays to the Plan the full amount of such distribution before the earlier of:

                                    (i)      his incurrence of a Break in
Service, or

                                    (ii)     the end of the five-year period
beginning with his resumption of employment with the Employer covered by the Plan.

                           (C)      Source of Restoration. Any restoration under
(B) above shall be made from available forfeitures before any other allocation thereof, and, if such forfeitures are insufficient, then the Employer (whether or not it has Profits) shall contribute the difference.

                           (D)      Special Rule. A Participant, who has no
vested interest in his Account and who terminates service, shall be treated for purposes of (A) above as if he had received a distribution of the present value of his entire nonforfeitable interest as of the date of his termination of service. Such a Participant who resumes employment with the Employer covered by the Plan before he incurs a Break in Service, shall be treated under (B) above as if he had repaid to the Plan the full amount of that distribution as of the date of his resumption of employment.

                  (7) Forfeiture for Death After Separation from Service. If a Participant dies after his separation from service with the Employer and if the Administrator has notice of such death, then any forfeitable portion of such Participant's Account shall be forfeited.

6.2      APPLICATION OF FORFEITURES.

         (a)      Profit Sharing Plans.

                  (1) No 401(k) Feature. If the Plan is a profit sharing plan and if a Section 401(k) feature is not elected in the Adoption Agreement, then forfeitures occurring during a Plan Year (unadjusted for gain or loss during such Plan Year) shall be applied as determined by the Employer in the Adoption Agreement either to the reduction of the Employer's contributions to the Plan or, added to the Employer's contributions for such Plan Year and, subject to Article 4, shall be allocated to Participants' Employer Contribution Accounts as if they were part of such contributions.

                  (2) With 401(k) Feature. If the Plan is a profit sharing plan and if a Section 401(k) feature is

                                      1-38
elected in the Adoption Agreement, then, subject to Article 4, forfeitures occurring during a Plan Year shall be applied as determined by the Employer in the Adoption Agreement either to the reduction of the Employer's contributions to the Plan or, added to the Employer's contributions for such Plan Year under such of the following Sections of the Plan as the Employer shall determine, and shall be allocated as if they were part of such contributions:

                    (A) Section 3.1(b);

                    (B) Section 3.1(c);

                    (C) Section 3.2;

                    (D) Section 3.3; or

                    (E) Section 3.10.

Amounts allocated under (A), (B), or (C) shall be treated as Employer contributions under the applicable Section for purposes of determining the Actual Deferral Percentage or Actual Contribution Percentage.

         (b) Money Purchase Pension Plans. If the Plan is a money purchase pension plan, then forfeitures (unadjusted for gain or loss) shall be applied as elected by the Employer in the Adoption Agreement either to the reduction of the Employer's contributions to the Plan or, added to the Employer's contributions for such Plan Year and, subject to Article 4, shall be allocated to Participant's Employer Contribution Accounts as if they were part of such contribution.

         (c) Plan Expenses. In the discretion of the Employer, prior to the application of forfeitures under (a) or (b) above, forfeitures may be used to pay administrative expenses of the Plan.

6.3 VESTING UPON TERMINATION OR PARTIAL TERMINATION OF THE PLAN OR DISCONTINUANCE OF CONTRIBUTIONS. Notwithstanding the provisions of Section 6.1, upon the termination or partial termination of the Plan, or (if the Plan is a profit sharing plan) upon the complete discontinuance of contributions under the Plan, the amounts then credited to all affected Participants' Accounts shall be nonforfeitable.

6.4 UNCLAIMED BENEFITS. Anything in the Plan to the contrary notwithstanding, if a Participant or other person entitled to a benefit has not been found within 5 years after such payment becomes due (i.e., the payment is $5,000 or less and is subject to being cashed-out under Section 10.2 or consent to the payment is not needed under Section 7.6(c)), then such benefit shall be forfeited. However, if such Participant or other person is thereafter located, then, no later than 60 days after the date on which such Participant or other person is located, the Employer shall contribute the amount of such benefit to the Plan, and such contribution shall be used to restore such benefit retroactively and shall be in the same amount as was payable at the time such benefit became due without any adjustment for the time between the date such benefit became due and such restoration.

                                      1-39

                                    ARTICLE 7

                          WITHDRAWALS AND DISTRIBUTION

7.1      WITHDRAWALS FROM VOLUNTARY CONTRIBUTION ACCOUNT AND ROLLOVER ACCOUNT.

         (a) Election. A Participant shall have the right to make withdrawals from his Deductible Voluntary Contribution Account, Nondeductible Voluntary Contribution Account and Rollover Account, except to the extent that a loan is secured thereby. In no event, however, may the amount of a withdrawal from his Nondeductible Voluntary Contribution Account, when added to the amount of any prior withdrawals therefrom by the Participant, exceed the aggregate amount of his contributions thereto. The Participant's exercise of his rights of withdrawal shall be made on such forms and subject to such time and other limitations as the Administrator shall prescribe.

         (b) Payment. Any withdrawal pursuant to this Section shall be payable in a reasonable time (giving consideration to the nature of the Plan investments) after the Participant requests a withdrawal.

         (c) Limitations. A Participant may receive a withdrawal under this Section from his Deductible Voluntary Contribution Account and/or his Nondeductible Voluntary Contribution Account only once per Plan Year. A Participant may receive a withdrawal under this Section from his Rollover Account only once per Plan Year.

         (d) No Effect on Employer Contributions. No part of a Participant's Employer Contribution Account (whether or not otherwise nonforfeitable) shall be forfeited because of any withdrawal under this Section 7.1.

7.2      WITHDRAWALS FROM SECTION 401(k) ACCOUNT.

         (a) Election. If elected in the Adoption Agreement, during his employment with the Employer as an Eligible Employee, and subject to filing such forms and following such time and other limitations as the Administrator shall prescribe, a Participant may make withdrawals from his Section 401(k) Account except to the extent a loan is secured thereby:

                  (1)      in case of hardship; or

                  (2)      after his attainment of age 59-1/2.

         (b)      Hardship.

                  (1) General. For purposes of (a)(1) above, "hardship" means an immediate and heavy financial need of an Eligible Employee, determined in accordance with (2) below. A withdrawal based upon financial hardship cannot exceed the amount necessary to satisfy the financial need (including taxes and penalties on the withdrawal) determined in accordance with (3) below. A withdrawal in case of hardship may not be made from amounts credited to a Participant's Nonelective Contribution Account after the later of December 31, 1988 or the end of the last Plan Year ending before July 1, 1989 or from earnings on the Participant's aggregate salary deferrals after such date.

                  (2) Immediate and Heavy Financial Need. A withdrawal will be deemed to be made on account of an immediate and heavy financial need of an Eligible Employee if and only if the withdrawal is on account of:

                           (A)      medical expenses described in section 213(d)
of the Code incurred by the Eligible Employee, the Eligible Employee's spouse, or any dependents of the Eligible Employee (within the meaning of section 152 of the Code);

                           (B)      purchase (excluding mortgage payments) of a
principal residence of the Eligible Employee;

                           (C)      payment of tuition for the next semester or
quarter of post-secondary education for the Eligible Employee, his spouse, children, or other dependents; or

                           (D)      the need to prevent the eviction of the
Eligible Employee from his principal residence or foreclosure on the mortgage on the Eligible Employee's principal residence.

In the discretion of the Administrator, the hardship criteria specified in (A) may be expanded to include the need for any of such persons to obtain such medical care; and the hardship criteria in (C) may be expanded to

                                      1-40
include related educational fees, room and board expenses and tuition for the next 12 months (rather than the next semester or quarter).

                  (3) Necessity of the Withdrawal. A withdrawal will be deemed necessary to satisfy an immediate and heavy financial need of an Eligible Employee if and only if all of the following requirements are satisfied:

                           (A)      the withdrawal is not in excess of the
amount of the immediate and heavy financial need of the Eligible Employee;

                           (B)      the Eligible Employee has obtained all
withdrawals and distributions (other than hardship withdrawals) and all nontaxable loans currently available under all plans maintained by the Employer;

                           (C)      the Plan, and all other plans maintained by
the Employer, provide that the Eligible Employee's salary reduction contributions under section 401(k) of the Code and nondeductible employee contributions will be suspended for at least 12 months after receipt of the hardship withdrawal; and

                           (D)      the Plan, and all other plans maintained by
the Employer, provide that the Eligible Employee may not make salary reduction contributions under section 401(k) of the Code for the Eligible Employee's taxable year immediately following the taxable year of the hardship withdrawal in excess of the applicable limit under section 402(g) of the Code for such next taxable year less the amount of such Eligible Employee's elective contributions for the taxable year of the hardship withdrawal.

         (c) Payment. Any withdrawal pursuant to this Section shall be payable in a reasonable time (giving consideration to the nature of the Plan investments) after the Participant requests a withdrawal.

         (d) No Effect on Employer Contributions. No part of a Participant's Employer Contribution Account (whether or not otherwise nonforfeitable) shall be forfeited because of any withdrawal under this Section 7.2.

7.3      WITHDRAWALS ON OR AFTER ATTAINMENT OF AGE 59-1/2.

         (a) Election. If elected in the Adoption Agreement, during his employment with the Employer as an Eligible Employee, and subject to filing such forms and following such time and other limitations as the Administrator shall prescribe, a Participant may make withdrawals from his Account (from such subaccounts as he may elect) except to the extent a loan is secured thereby after his attainment of age 59-1/2 or such later age as may be elected in the Adoption Agreement. The Participant's exercise of his rights of withdrawal shall be made on such forms and subject to such time and other limitations as the Administrator shall prescribe.

         (b) Payment. Any withdrawal pursuant to this Section shall be payable in a reasonable time (giving consideration to the nature of the Plan investments) after the Participant requests a withdrawal.

         (c) Limitations. The amount of any withdrawal from a subaccount may not exceed the Participant's vested and nonforfeitable interest in that subaccount. A Participant may receive a withdrawal under this Section only once per Plan Year.

         (d) No Effect on Employer Contributions. No part of a Participant's Employer Contribution Account (whether or not otherwise nonforfeitable) shall be forfeited because of any withdrawal under this Section 7.3.

7.4 EVENTS OF DISTRIBUTION TO PARTICIPANTS. A Participant's benefit shall become distributable to him upon:

         (a)      retirement on or after Normal Retirement Age;

         (b) early retirement, if applicable and as defined under the Adoption Agreement;

         (c)      retirement for Disability;

         (d)      other termination of employment; or

         (e)      the date required under Section 7.6(d).

7.5      AMOUNT OF PAYMENT.

         (a) Balance Forward Valuation. If the daily valuation option is not applicable to the entire Account or to particular subaccounts, the amount of a distribution attributable to such Account or subaccounts, as the

                                      1-41
case may be, shall be based on the nonforfeitable percentage of the Participant's Account or subaccounts, as the case may be, valued as of the Accounting Date coinciding with or last preceding the payment, increased by any nonforfeitable contributions made by or on behalf of such Participant after such Accounting Date but not yet credited to such Account or subaccounts, as the case may be, and reduced by any payments and/or withdrawals after such Accounting Date. If, under the Adoption Agreement, a Participant has the discretion to choose any legally permissible investments which the Trustee agrees to hold, in determining the amount of a distribution (other than a distribution occurring on an Accounting Date), the Participant's Account valued as of the preceding Accounting Date shall be adjusted to reflect any earnings or losses after such Accounting Date with respect to Plan Assets separately allocable to such Participant's Account.

         (b) Daily Valuation. If the daily valuation option is applicable to the entire Account or to particular subaccounts, the amount of a distribution attributable to such Account or subaccounts, as the case may be, shall be based on the nonforfeitable percentage of the Participant's Account or subaccounts, as the case may be, at the cash value of the Plan Assets allocable to such Account or subaccounts, as the case may be, as said Plan Assets are converted to cash (after taking into account all prior payments and/or withdrawals and the allocation of all contributions to which the Participant is entitled).

7.6      TIME OF PAYMENT TO A PARTICIPANT.

         (a)      General. Subject to (b), (c) and (d) below, Section 7.7 and
Article 10, distribution to a Participant whose benefit has become distributable shall commence in accordance with the Adoption Agreement.

         (b) Satisfaction of Early Retirement Requirements. If the Adoption Agreement provides for early retirement, and if a Participant separates from service before satisfying the age requirement but after satisfying the service requirement, the Participant will be entitled to elect to receive distribution of his benefit as provided in the Adoption Agreement as if he had separated from service upon satisfaction of such age requirement.

         (c)      Consent.

                  (1) General. If the value of a Participant's nonforfeitable benefit (excluding any Deductible Voluntary Contribution Account) under the Plan exceeds $5,000 (or, for distributions prior to October 17, 2000, at the time of any prior distribution exceeded $5,000), then no part of such benefit may be distributed to him prior to Normal Retirement Age unless he consents in writing to the distribution. If a Participant's Deductible Voluntary Contribution Account exceeds $5,000 (or, for distributions prior to October 17, 2000, at the time of any prior distribution exceeded $5,000), then no part of such benefit may be distributed to him on or after the Effective Date prior to Normal Retirement Age unless he consents to the distribution in writing. The $5,000 amount specified above was increased from $3,500 effective on the first day of the Plan Year beginning after August 5, 1997 or such later date as the Administrator implemented this increase.

                  (2) Written Explanation. The Administrator shall provide to each Participant whose consent is required under (1) above, no less than 30 days and no more than 90 days prior to the commencement of benefit payments (or, in the discretion of the Administrator, the annuity starting date), a written explanation of the material features and relative values of the optional forms of benefit under the Plan, and his right (if any) to defer receipt of the distribution. A Participant may elect to commence his distribution in less than thirty days (if administratively feasible) from the date he is provided with the explanation provided he is informed of his right to the 30-day period.

                  (3) Time of Consent. A Participant's consent to a distribution must not be made before he receives the written explanation under
(2) above and must not be made more than 90 days before benefit payments commence (or, in the discretion of the Administrator, the annuity starting date). This Section 7.6(c) shall be deemed to have been satisfied with respect to any setoff of a Participant loan against the Participant's Account if the Participant agreed to use his Account as security for the loan.

         (d) Latest Date of Payment. The payment of a Participant's distribution under the Plan shall begin not later than the earlier of:

                  (1)      the later of:

                           (A)      the 60th day after the close of the Plan
Year in which occurs the latest of

                                    (i)      the attainment by the Participant
of Normal Retirement Age,

                                    (ii)     the 10th anniversary of the date on
which the Participant commenced participation in the Plan, or

                                    (iii)    the termination of the
Participant's service with the Employer and all

                                      1-42

Affiliates; or

                           (B)      such date as the Participant may elect (but
not earlier than the consent of a Participant if required under (c) above); or

                  (2) the Required Beginning Date elected in the Adoption Agreement.

If the "New Law" option is selected in the Adoption Agreement, a special rule applies for a Participant who is not a Five-Percent Owner for the Plan Year that ends with or within the calendar year in which such Participant attains age 70-1/2 but who later becomes a Five-Percent Owner. If such a Participant has not retired, his Required Beginning Date shall be April 1 of the calendar year following the calendar year in which he became a Five-Percent Owner.

Payments commenced prior to the Effective Date in accordance with the required beginning date provisions of the Plan then in effect shall continue in accordance with such provisions except as provided below. In connection with the "New Law" option in the "Required Beginning Date" item of the Adoption Agreement, the Plan may allow a Participant who previously commenced receiving distributions prior to 1997 to cease receiving distributions until his new Required Beginning Date.

7.7 RESTRICTIONS ON SECTION 401(k) WITHDRAWALS AND DISTRIBUTIONS. Notwithstanding any other provisions to the contrary, a Participant's Section 401(k) Account shall not be withdrawn or distributed earlier than one of the following:

         (a)      the Participant's separation from service;

         (b)      the Participant's death;

         (c)      the Participant's incurrence of a Disability;

         (d) the termination of the Plan without the establishment or maintenance of another defined contribution plan (other than an employee stock ownership plan, as defined in section 4975(e) or 409 of the Code, or a simplified employee pension, as defined in section 408(k) of the Code);

         (e) the date of the disposition by a corporation of substantially all of the assets (within the meaning of section 409(d)(2) of the Code) used by such corporation in a trade or business of such corporation if the corporation continues to maintain the Plan, and if the purchaser is unrelated and does not adopt or maintain the Plan, but only with respect to an Employee who continues employment with the corporation acquiring such assets;

         (f) the date of the disposition by a corporation of such corporation's interest in a subsidiary (within the meaning of section 409(d)(3) of the Code) if the corporation continues to maintain the Plan, and if the purchaser is unrelated and does not adopt or maintain the Plan, but only with respect to an Employee who continues employment with such subsidiary;

         (g) to the extent provided in Section 7.2 or 7.3, attainment of age 59-1/2 or incurrence of a hardship.

An event described in (d), (e) or (f) shall qualify as an event allowing a withdrawal or distribution only if the payment in a lump sum.

                                      1-43

                                    ARTICLE 8

                         FORM OF PAYMENT TO PARTICIPANTS

8.1      ALTERNATIVE FORMS OF DISTRIBUTION AND WITHDRAWAL.

         (a) Optional Forms. Subject to the provisions of Section 8.2, the amount of the distribution or withdrawal to which a Participant is entitled shall be paid in such one or a combination of the following forms as are made a part of the Plan under the Adoption Agreement, as the Participant elects:

                  (1)      a single sum;

                  (2) periodic installment payments, not less frequently than annually, with any installments remaining unpaid at the Participant's death to be paid to his Beneficiary;

                  (3) in the case of a Participant who has attained age 70-1/2 and who is required to commence benefit payments under Section 7.6(d) while employed by the Employer, periodic installment payments sufficient in amount and frequency to satisfy the minimum distribution requirements of Section 8.5, with a lump sum distribution of his remaining Account balance upon termination of employment;

                  (4)      a single life annuity;

                  (5)      a Qualified Joint and Survivor Annuity;

                  (6) a joint and survivor annuity for the Participant and his Surviving Spouse under which the survivor annuity is more than one-half of, but not greater than, the annuity payable during the joint lives of the Participant and such spouse; or

                  (7) any other optional form of benefit available under the Plan prior to amendment or available under a transferor plan which, pursuant to Treasury Regulation Section 1.411(d)-4, cannot be eliminated from the Plan.

         (b) Cash or In-Kind Payment. Withdrawals and distributions generally are payable in cash. If elected in the Adoption Agreement, subject to
Section 10.2, if a Participant's benefit is payable other than in an annuity form, he may elect to receive any payment to which he is entitled in an in-kind payment as described in the Adoption Agreement. In the absence of a valid election to take an in-kind payment by the date payments are to commence, the payments shall be in cash.

         (c) In-Kind Payment in Qualifying Employer Securities. If elected in the Adoption Agreement, subject to Section 10.2, if a Participant's benefit is payable other than in an annuity form, and if his Account is invested in whole or in part in qualifying employer securities, he may elect to receive any payment to which he is entitled in such qualifying employer securities. In the absence of a valid election to take such securities by the date payments are to commence, the payments shall be in cash.

8.2      QUALIFIED JOINT AND SURVIVOR ANNUITY.

         (a) Applicability. Subject to Section 10.2, this Section 8.2 shall apply to any distribution to a Participant (regardless of when the Participant separated from service) unless:

                  (1)      the Plan is a profit sharing plan;

                  (2) such Participant does not elect a payment of benefits in the form of a life annuity; and

                  (3) with respect to such Participant, the Plan is not a direct or indirect transferee of a transfer made on or after January 1, 1985 by a defined benefit plan, a defined contribution plan which is subject to the funding standards of section 412 of the Code, or any other defined contribution plan to which the joint and survivor requirements of section 401(a)(11) of the Code, as amended by the Retirement Equity Act of l984, applied with respect to such Participant; unless, for transfers on or after August 10, 1988, the elective transfer rules of Treasury Regulation section 1.411(d)-4, A-3(c) are satisfied.

         (b)      Automatic Form of Payment. Subject to the cash-out rules of
Section 10.2 of the Plan, unless the waiver provided for in (d) below is effective with respect to such Participant, the form of payment to him under the Plan shall be a Qualified Joint and Survivor Annuity (defined in (c) below); provided however, the entitlement to and payment of the Qualified Joint and Survivor Annuity with respect to distributions

                                      1-44
commencing on or after the Effective Date and prior to the REA Effective Date shall continue to be governed by the provisions, if any, of the Plan in existence on August 22, 1984 and applicable to the qualified joint and survivor annuity under section 401(a)(11) of the Code prior to the Retirement Equity Act of 1984, subject to (d)(4) below.

         (c)      Definition of Qualified Joint and Survivor Annuity.

                  (1) Married Participant. For a Participant who is married (including a Participant who is subject to an applicable qualified domestic relations order as described in section 414(p) of the Code), "Qualified Joint and Survivor Annuity" means an immediate annuity for the life of the Participant with a survivor annuity for the life of the Participant's Surviving Spouse which is equal to one-half of the annuity payable during the joint lives of the Participant and such spouse.

                  (2) Single Participant. For a Participant who is not married, "Qualified Joint and Survivor Annuity" means an immediate annuity for the life of the Participant.

                  (3) Amount. The Qualified Joint and Survivor Annuity will be the amount of benefit which can be purchased with the Participant's nonforfeitable Account balance.

         (d)      Waiver.

                  (1) Election Period. A Participant may waive the Qualified Joint and Survivor Annuity form of benefit at any time during a 90-day election period ending on the annuity starting date. Such a waiver must be in writing and must specify the optional form of benefit elected and the specific Beneficiary or Beneficiaries, if any, to whom any death benefits under the Plan will be payable.

                  (2) Revocation. A Participant may also revoke any waiver under (1) above during the election period thereunder. There shall be no limitation on the number of such waivers and revocations permitted during such election period.

                  (3) Written Explanation. The Administrator shall provide to each Participant, no less than 30 days and no more than 90 days prior to the annuity starting date (and consistent with such regulations as the Secretary of the Treasury may prescribe), a written explanation of:

                           (A)      the terms and conditions of the Qualified
Joint and Survivor Annuity,

                           (B)      the Participant's right to make, and the
effect of, an election to waive the Qualified Joint and Survivor Annuity form of benefit,

                           (C)      the rights of the Participant's spouse under
(4) below,

                           (D)      the right to make, and the effect of, a
revocation of an election, and

                           (E)      the eligibility requirements, material
features and relative values of any optional forms of benefit under the Plan.

To the extent permitted by Treasury Regulations or pronouncements of the Internal Revenue Service, the Administrator may permit the Participant to waive the 30-day limit and/or to provide such written explanation after the annuity starting date. The annuity starting date for a distribution in a form other than a Qualified Joint and Survivor Annuity may be less than 30 days after receipt of the written explanation provided: (i) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the Qualified Joint and Survivor Annuity and elect (with spousal consent) to a form of distribution other than a Qualified Joint and Survivor Annuity; (ii) the Participant is permitted to revoke any affirmative distribution election at least until the annuity starting date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant; and (iii) the annuity starting date is a date after the date that the written explanation was provided to the Participant.

                  (4) Spousal Consent. A waiver (including any new waiver after any revocation of a prior waiver) of the Qualified Joint and Survivor Annuity shall not take effect with respect to a spouse of a Participant unless:

                           (A)      such spouse consents in writing to such
election, and such spouse's consent:

                                    (i)      acknowledges the effect of such
election,

                                      1-45

                                    (ii)     acknowledges the specific
Beneficiary or Beneficiaries, if any, to whom any death benefits under the Plan will be payable, which may not be changed without spousal consent (or the consent of the spouse expressly permits designations by the Participant without any requirement of further consent by the spouse),

                                    (iii)    for waivers made in Plan Years
beginning after December 31, 1986, acknowledges the specific optional form of benefit elected which may not be changed without spousal consent (except back to the Qualified Joint and Survivor Annuity) (or the consent of the spouse expressly permits changes by the Participant without any requirement of further consent by the spouse), and

                                    (iv)     is witnessed by a Plan
representative or a notary public; or

                           (B)      it is established to the satisfaction of a
Plan representative that the consent required under (A) above may not be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as may be provided in regulations of the Internal Revenue Service.

General consents referred to in the parentheticals under (A)(ii) and (iii) above executed after October 21, 1986 must acknowledge that the spouse has the right to limit consent to a specific Beneficiary or Beneficiaries and a specific optional form or forms of benefit and that the spouse voluntarily elects to relinquish the rights so relinquished.

8.3      INCIDENTAL BENEFITS.

         (a) Pre-1989. For calendar years beginning before 1989 (and for annuity contracts distributed before 1989) either the requirements in (b) below must be satisfied or the cost or present value of the payments to be made to a Participant shall be more than 50 percent of the present value of the total payments to be made to such Participant and his beneficiary unless each periodic payment to his beneficiary will be no greater than each payment to such Participant during his lifetime and the payment of survivor benefits to such beneficiary will be limited to the period over which such Participant's spouse survives him.

         (b) Post-1988. For calendar years beginning after 1988, (excluding annuity contracts distributed before 1989), in determining the minimum distributions during the Participant's lifetime for years in which minimum distributions are required under Section 8.5, if the Participant's benefit is distributed other than as a single life annuity and if the participant has a Beneficiary other than his spouse, in no event shall the divisor specified in section 8.5(a) exceed the divisor specified in Treasury Regulations under section 401(a)(9) of the Code applicable for the incidental benefit requirement. If the Participant's Account is used to purchase an annuity contract (other than a single life annuity) from an insurance company in order to provide the Participant's benefit, the maximum period certain and the maximum survivor annuity permissible in the case of a non-spouse Beneficiary, shall be determined in accordance with Treasury Regulations under section 401(a)(9) of the Code. In the case of a change in Beneficiaries the minimum distributions required shall be determined in accordance with applicable Treasury Regulations under section 401(a)(9) of the Code.

8.4      DISTRIBUTION PERIODS.

         (a) General. Except to the extent that distribution is made in the form of a lump sum, and subject to the provisions of Section 8.2 (relating to the Qualified Joint and Survivor Annuity), distribution to a Participant must be made over any of the following periods (or any combination thereof):

                  (1)      the life of the Participant;

                  (2) the lives of the Participant and his Beneficiary (if the Beneficiary is an individual);

                  (3) a period certain not extending beyond the life expectancy of the Participant; or

                  (4) a period certain not extending beyond the joint life and last survivor expectancy of the Participant and his Beneficiary (if the Beneficiary is an individual).

         (b) Determination of Distribution Periods. For purposes of determining minimum distributions under Section 8.5, the determination of distribution periods under (a) above shall be made in accordance with section 401(a)(9) of the Code, the Treasury Regulations thereunder and the following:

                  (1) the Beneficiary as of the date benefits are required to commence under Section 7.6(d), shall be determinative; provided that if annuity payments commence to a Participant on or before the date benefits are required to commence, the Beneficiary determined as of any date during the 90 days before the commencement of annuity payments shall be determinative;

                                      1-46

                  (2) if more than one individual would be a Participant's Beneficiary as of the date benefits are required to commence under Section 7.6(d), the individual Beneficiary with the shortest life expectancy shall be determinative; provided that if the Participant's spouse is a Beneficiary and the spouse's life expectancy is recalculated pursuant to Section 8.6, that recalculated life expectancy shall be compared annually to the remaining life expectancies of the other Beneficiaries, not recalculated, and the shortest life expectancy shall be used for determining the minimum distribution for that calendar year;

                  (3) if, as of the date benefits are required to commence under Section 7.6(d), at least one of the Participant's Beneficiaries would be other than an individual (other than a trust satisfying the requirements of (5) below), the distribution periods specified in (a)(2) and (4) above shall not be available;

                  (4) any Beneficiary whose entitlement, as of that date, is contingent on the death of a prior Beneficiary shall be disregarded;

                  (5) if a trust is a Participant's Beneficiary, the beneficiaries of that trust (and not the trust itself) shall be treated as the Participant's Beneficiaries if all of the following requirements are met:

                           (A)      the trust is valid under state law (or would
be but for the fact that there is no corpus);

                           (B)      the trust is irrevocable;

                           (C)      the trust's beneficiaries are identifiable
from the trust instrument; and

                           (D)      a copy of the trust instrument is provided
to the Plan.

         (c) Change in Beneficiaries. If, after the date benefits are required to commence under Section 7.6(d), there is a new or additional Beneficiary or other change in Beneficiaries, the distribution periods under (a) shall be affected as provided in section 401(a)(9), the Treasury Regulations thereunder and the following:

                  (1) if the new Beneficiary is an individual with a life expectancy shorter than the life expectancy of the Beneficiary whose life expectancy was used for determining the maximum distribution periods under (a) above, the maximum distribution period shall be recalculated as of the date benefits were required to commence under Section 7.6(d), effective for calendar years subsequent to the year of the Beneficiary change; provided that if one of the beneficiaries involved is the Participant's spouse and the spouse's life expectancy is recalculated pursuant to Section 8.6, that recalculated life expectancy shall be compared annually to the remaining life expectancies of the other Beneficiaries, not recalculated, and the shortest life expectancy shall be used for determining the minimum distribution for that year and each succeeding year.

                  (2) if the new Beneficiary is an individual with a life expectancy longer than the life expectancy of the Beneficiary whose life expectancy was being used, there shall be no effect on the maximum distribution periods even though the old beneficiary is no longer a Beneficiary; provided that if one of the beneficiaries involved is the Participant's spouse and the spouse's life expectancy is recalculated pursuant to Section 8.6, that recalculated life expectancy shall be compared annually to the remaining life expectancies of the other Beneficiaries, not recalculated, and the shortest life expectancy shall be used for determining the minimum distribution for that year and each succeeding year;

                  (3) if the change results in the Participant having a Beneficiary which is not an individual (other than a trust meeting the requirements of (b)(5) above), or, if a trust satisfying the requirements of
(b)(5) above as of the date benefits were required to commence under Section 7.6(d) later fails to satisfy those requirements, the distribution periods specified in (a)(2) and (4) above shall no longer be available and the maximum distribution periods under (a) shall be recalculated as of the date benefits were required to commence under Section 7.6(d), effective for the calendar years subsequent to the year of the Beneficiary change, or trust change, as the case may be;

                  (4) if the Beneficiary whose life expectancy was used for determining the maximum distribution periods under (a) dies, such Beneficiary's remaining life expectancy (deemed to be zero in the case of a Participant's spouse if life expectancies had been recalculated pursuant to Section 8.6) shall continue to apply whether or not a Beneficiary with a shorter life expectancy receives the benefits.

8.5      MINIMUM DISTRIBUTION.

(a)      General. For Plan Years beginning after December 31, l984, subject to
Section 10.1, if the Participant's entire interest is to be distributed in a form other than a lump sum or a Qualified Joint and Survivor Annuity, then the minimum amount to be distributed beginning with the first calendar year for which

                                      1-47
distributions are required and for each succeeding calendar year, will, to the extent of his Account balance, be the amount equal to the quotient obtained by dividing his Account balance by the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and his Beneficiary. The first calendar year for which distributions are required is the calendar year in which the Participant attains age 70-1/2, retires or becomes a Five-Percent Owner (whichever is determinative of the latest commencement date under Section 7.6(d)).

         (b) Time for Distributions. The distribution for the first calendar year for which distributions are required shall be made on or before the applicable April 1 determined under Section 7.6(d). The minimum distribution for succeeding calendar years (including the calendar year in which such applicable April 1 falls) shall be made on or before December 31 of each such year.

         (c) Account Balance. For purposes of determining required minimum distributions, the relevant Account balance shall be the Account balance as of the last Accounting Date in the calendar year immediately preceding the calendar year for which the required distributions are being determined, increased by the amount of any contributions and forfeitures made by or on behalf of the Participant as of dates in such immediately preceding calendar year after such last Accounting Date, reduced by any payments or withdrawals in such immediately preceding calendar year after such last Accounting Date, and, in the case of minimum distributions for the second calendar year for which distributions are required, reduced by distributions made in such second calendar year on or before the required benefit commencement date (under Section 7.6(d)) that are not in excess (when added to amounts distributed in the first calendar year) of the amount required to meet the minimum distribution for the first calendar year; provided that, in no event shall an amount greater than the Participant's nonforfeitable percentage be distributed.

         (d) Transitional Rules. In the case of a Participant whose benefit commencement date under Section 7.6(d) would have been April 1, 1986, or April 1, 1987, the minimum distributions for 1985 and 1986 need not be made until December 31, 1987. The amount of such distributions and subsequent distributions (including distribution of survivor benefits under (e) below) shall be made in accordance with applicable Treasury Regulations under section 401(a)(9) of the Code.

         (e) Survivor Benefits. Any survivor benefits under this Article 8 shall be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death; provided that if the Participant dies before the latest commencement date for benefits under Section 7.6(d) and has been receiving benefits in a form other than an annuity, the remaining survivor benefits must also be distributed as rapidly as provided in Section 9.2.

         (f) Annuity Contracts. If a Participant's Account is used to purchase an annuity contract from an insurance company in order to provide the Participant's benefit, notwithstanding the foregoing, the minimum distribution requirements will be satisfied if the annuity provides for periodic payments at intervals not longer than one year, commencing on or before the date a minimum distribution would otherwise be required over a period not exceeding the maximum period described in Section 8.4 remaining (without recalculation of life expectancies after the annuity purchase). Any such annuity contract must satisfy the requirements of the applicable Treasury Regulations under section 401(a)(9) of the Code.

8.6      LIFE EXPECTANCY.

         (a) General. For purposes of Sections 8.4 and 8.5, life expectancy and joint life and last survivor expectancy will be computed in accordance with applicable Treasury Regulations under section 401(a)(9) of the Code and by the use of the return multiples contained in Tables V and VI of Treasury Regulation 1.72-9 and, except as provided in (b) and (c) below, will be determined as of the Participant's (and Beneficiary's) birthday in the calendar year in which the Participant attains age 70-1/2, retires or becomes a Five-Percent Owner (whichever is determinative of the latest commencement date under Section 7.6(d)), and such multiple shall be reduced by one for each subsequent taxable year.

         (b) Recalculation. If the Participant so elects, the life expectancy of a Participant and/or his spouse may be recalculated no more frequently than annually if such election is irrevocable, is made no later than the date benefits must commence under Section 7.6(d), and is applicable to all subsequent years. If recalculation is applicable, the life expectancy of the participant or spouse shall be determined using his or her age as of his or her birthday in each succeeding calendar year.

         (c) Annuity Contracts. If annuity payments commence to a Participant before the latest commencement date under Section 7.6(d), life expectancies of the Participant and Beneficiary shall be determined as of their birthdays in the calendar year in which payments commence.

                                    ARTICLE 9

                                 DEATH BENEFITS

                                      1-48

9.1      PRERETIREMENT SURVIVOR ANNUITY.

         (a) Applicability. This Section 9.1 shall apply upon the death of any Participant covered under (c) below unless:

                  (1)      the Plan is a profit sharing plan;

                  (2) such Participant does not elect a payment of benefits in the form of a life annuity; and

                  (3) with respect to such Participant, the Plan is not a direct or indirect transferee of a transfer made on or after January 1, 1985 by a defined benefit plan, a defined contribution plan which is subject to the funding standards of Section 412 of the Code, or any other defined contribution plan to which the joint and survivor requirements of section 401(a)(11) of the Code, as amended by the Retirement Equity Act of l984, applied with respect to such Participant; unless for transfers on or after August 10, 1988, the elective transfer rules of Treasury Regulation section 1.411(d)-4, A-3(b) are satisfied.

         (b)      General.

                  (1) Death After August 22, 1984. If a Participant dies before the commencement of benefit payments, if he has a Surviving Spouse, and if he is covered under (c) below by the Preretirement Survivor Annuity, then his Surviving Spouse shall be entitled to the Preretirement Survivor Annuity, provided that the Participant and such Surviving Spouse were married throughout the 1-year period ending on the date of the Participant's death or, if such Surviving Spouse is a former spouse treated as a Surviving Spouse pursuant to a qualified domestic relations order as described in section 414(p) of the Code, that the Participant and such Surviving Spouse were married for at least 1 year.

                  (2) Death Before August 23, 1984. Anything in the Plan to the contrary notwithstanding, the entitlement to and payment of the Preretirement Survivor Annuity with respect to a Participant who dies prior to August 23, 1984, shall continue to be governed by the provisions, if any, of the Plan in existence on August 22, l984 and applicable to the qualified joint and survivor annuity under section 401(a)(11) of the Code prior to the Retirement Equity Act of l984.

         (c)      Coverage.

                  (1) Service on or After August 23, 1984. Subject to the cash-out rules of Section 10.2, the Preretirement Survivor Annuity applies to any Participant:

                           (A)      who has at least 1 Hour of Service or at
least 1 hour of paid leave from the Employer (or any other employer for whom service is treated as service for the Employer) on or after August 23, 1984;

                           (B)      who has a nonforfeitable right to any
portion of his Employer Contribution Account; and

                           (C)      who has not elected, under (e) below, to
waive the Preretirement Survivor Annuity.

                  (2) Entitlement Under Pre-REA Provisions of Plan. If the Plan was in existence on August 22, l984, the Preretirement Survivor Annuity applies to any Participant:

                           (A)      to whom (1) above does not apply;

                           (B)      on whose behalf benefits were accrued on or
after the first day of the first Plan Year beginning on or after January 1, 1976;

                           (C)      who separated from service on or after
becoming entitled to the qualified joint and survivor annuity under the applicable Plan and Code provisions prior to the Retirement Equity Act of 1984; and

                           (D)      who has not elected, under (e) below, to
waive the Preretirement Survivor Annuity.

                  (3) Election for Certain Separated Participants. If the Plan was in existence on August 22, l984, the Preretirement Survivor Annuity applies to any Participant:

                           (A)      to whom neither (1) nor (2) above applies;

                                      1-49

                           (B)      who has at least 1 Hour of Service in the
first Plan Year beginning on or after January l, 1976;

                           (C)      who separated from service with at least 10
Years of Service and had a nonforfeitable right to all or part of his Employer Contribution Account;

                           (D)      who is alive on August 23, 1984;

                           (E)      whose benefit payments have not commenced
prior to August 23, 1984; and

                           (F)      who elects the coverage of such Annuity
during the period beginning on August 23, 1984 and ending on the earlier of the date his benefit payments commence or the date of his death.

         (d) Definition of Preretirement Survivor Annuity. The "Preretirement Survivor Annuity" is an annuity which is for the life of a Participant's Surviving Spouse, which is the actuarial equivalent of 50 percent of the Participant's nonforfeitable Account balance as of the date of his death, whether vested before or upon death and including the proceeds of any insurance contracts, and under which annuity payments commence as of a date (not later than December 31 of the calendar year in which the Participant would have attained age 70-1/2) elected by such Surviving Spouse.

         (e)      Waiver of Preretirement Survivor Annuity.

                  (1) General. A Participant to whom (c)(1) or (2) above applies may waive coverage of the Preretirement Survivor Annuity at any time during his election period under (3) below. Such a waiver must be in writing and must specify the specific Beneficiary or Beneficiaries, if any, to whom any death benefits under the Plan will be payable.

                  (2) Revocation. Any waiver under (1) above may be revoked at any time during the Participant's election period under (3) below. There shall be no limitation on the number of such waivers and revocations permitted during such election period.

                  (3) Election Period. For purposes of (1) and (2) above, the election period shall be the period

                           (A)      beginning on the earlier of

                                    (i)      the first day of the Plan Year in
which the Participant attains age 35, or

                                    (ii)     the date of the Participant's
separation from service; provided however, if the Participant returns to service, then any election made prior to the first day of the Plan Year in which he attains age 35 shall be voided; and

                           (B)      ending on the Participant's date of death.

                  (4)      Written Explanation.

                           (A)      The Administrator shall provide to each
Participant, within the "Applicable Period," as defined below, and consistent with such regulations as the Secretary of the Treasury may prescribe, a written explanation of:

                                    (i)      the terms and conditions of the
Preretirement Survivor Annuity;

                                    (ii)     the Participant's right to make,
and the effect of, an election under (1) above to waive the coverage of the Preretirement Survivor Annuity;

                                    (iii)    the rights of the Participant's
spouse under (5) below;

                                    (iv)     the right to make, and the effect
of, a revocation of an election under (2) above; and

                                    (v)      the eligibility conditions,
material features and relative values of any optional forms of benefit under the Plan.

                           (B)      "Applicable Period" means, with respect to a
Participant, whichever of the following periods ends last:

                                    (i)      the period beginning with the first
day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the

                                      1-50

Participant attains age 35;

                                    (ii)     the period beginning one year prior
to, and ending one year after, the date the individual becomes a Participant, or

                                    (iii)    the period beginning one year
before, and ending one year after, Section 8.2 first applies to the Participant.

                                    In the case of a Participant who separates
from service before attaining age 35, the "Applicable Period" means in all events the period beginning one year before the separation from service and ending one year after such separation; provided that if such a Participant returns to service, the provisions of (i), (ii) and (iii) above shall again apply.

                  (5) Spousal Consent. A waiver under (1) above (including any new waiver after any revocation of a prior waiver) shall not be effective with respect to a spouse of a Participant unless:

                           (A)      such spouse consents in writing to such
election, and such spouse's consent (effective for Plan Years beginning after October 22, 1986):

                                    (i)      acknowledges the effect of such
election,

                                    (ii)     acknowledges the specific
Beneficiary or Beneficiaries to whom any death benefits under the Plan will be payable, which may not be changed without spousal consent (or the consent of the spouse expressly permits designations by the Participant without any requirement of further consent by the spouse) and

                                    (iii)    is witnessed by a Plan
representative or a notary public; or

                           (B)      it is established to the satisfaction of a
Plan representative that the consent required under (A) above may not be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as may be provided in regulations of the Internal Revenue Service.

General consents referred to in the parenthetical of (A)(ii) above executed after October 21, 1986 must acknowledge that the spouse has the right to limit consent to a specific Beneficiary or Beneficiaries and that the spouse voluntarily elects to relinquish such right.

                  (6) Election Under Pre-REA Provisions of Plan. Anything in the foregoing to the contrary notwithstanding, in the case of a Participant to whom (c)(2) above applies, any waiver of the Preretirement Survivor Annuity prior to January 1, 1985 shall be governed by the applicable Plan and Code provisions prior to the Retirement Equity Act of 1984.

         (f) Spouse's Election of Lump Sum Payment. A Surviving Spouse entitled to a Preretirement Survivor Annuity may elect to receive a lump sum payment of the amount that would otherwise be applied to the purchase of such Annuity. Such election shall be in writing, shall acknowledge its effect, and shall be witnessed by a Plan representative or a notary public.

9.2      BALANCE OF DEATH BENEFIT.

         (a) Entitlement. Upon the death of a Participant, prior to the application of his Account for his benefit, his Beneficiary shall be entitled to a benefit equal to:

                  (1) (A) if the daily valuation option is not applicable to the entire Account or to particular subaccounts, the nonforfeitable balance to the credit of such Participant's Account or subaccounts, as the case may be, valued as of the Accounting Date coinciding with or last preceding the date on which such benefit payments begin and if, under the Adoption Agreement, a Participant has the discretion to choose any legally permissible investments which the Trustee agrees to hold, in determining the amount of death benefit hereunder, the Participant's Account valued as of the preceding Accounting Date shall be adjusted to reflect any earnings or losses after such Accounting Date with respect to Plan Assets separately allocable to such Participant's Account; plus

                           (B)      if the daily valuation option is applicable
to the entire Account or to particular subaccounts, the nonforfeitable percentage of such Participant's Account or subaccounts, as the case may be, at the cash value of the Plan Assets allocable to such Account or subaccounts, as the case may be, as said Plan Assets are converted to cash; plus

                                      1-51

                  (2) any nonforfeitable contributions made by or on behalf of such Participant after such Accounting Date but not yet credited to such Account or subaccounts, as the case may be; plus

                  (3) any life insurance proceeds received after such Accounting Date for the Account of such Participant but not yet credited to his Account; minus

                  (4) any amount applied for the benefit of the Participant's Surviving Spouse pursuant to Section 9.1; minus

                  (5) any payments to and/or withdrawals by such Participant not yet taken into account.

         (b)      Payment of Death Benefits.

                  (1) General. Death benefits under (a) above shall, subject to the subsections below, be payable to a Participant's Beneficiary in such form (otherwise available under the Plan under the Adoption Agreement but excluding the joint and survivor annuity forms) as the Participant or Beneficiary elects. Subject to (c) below, distribution of death benefits under
(a) above shall commence at such time as the Participant or Beneficiary elects and, unless administratively impractical, shall first be available for distribution within 90 days after the Participant's death.

                  (2) Election. An election by a Participant or Beneficiary under (1) above must be made no later than the earliest date specified in (c)(1) and (2) below for the commencement of death benefits. As of such date, the election must be irrevocable with respect to the Beneficiary (and all subsequent Beneficiaries) and must apply to all subsequent years. In the absence of a valid election by the required date, the death benefits under (a) shall be distributed as soon as administratively feasible after the date by which the election would have been required in a single sum.

         (c) Distribution Periods. Death benefits under (a) above shall be distributed to a Participant's Beneficiary:

                  (1) no later than December 31 of the calendar year containing the fifth anniversary of the Participant's death; or

                  (2)      if the Beneficiary is an individual:

                           (A)      beginning not later than December 31 of the
calendar year immediately following the calendar year of the Participant's death (or, if later, and if the Beneficiary is the Participant's spouse, not later than December 31 of the calendar year in which the Participant would have attained age 70-1/2, and if such spouse dies before payments are required to commence, then the distribution period hereunder shall be determined as if such spouse were the Participant); and

                           (B)      (i) over the life of such Beneficiary (if
the Beneficiary is an individual) or

                                    (ii)     over a period not extending beyond
the life expectancy of such Beneficiary (if the Beneficiary is an individual).

         (d) Determination of Distribution Periods. The determination of distribution periods under (c)(2) above shall be made in accordance with section 401(a)(9) of the Code, the Treasury Regulations thereunder and the following:

                  (1) the Beneficiary as of the date of the Participant's death (or, if applicable, the surviving spouse's death) shall be determinative;

                  (2) if more than one individual would be a Participant's (or surviving spouse's) Beneficiary as of the date of the Participant's death (or, if applicable, the surviving spouse's death) the individual Beneficiary with the shortest life expectancy shall be determinative; provided that if the Participant's spouse is a Beneficiary and the spouse's life expectancy is recalculated pursuant to (f) below, that recalculated life expectancy shall be compared annually to the remaining life expectancies of the other Beneficiaries, not recalculated, and the shortest life expectancy shall be used for determining the minimum distribution for that calendar year;

                  (3) if, as of the date of the Participant's death, at least one of the Participant's Beneficiaries is other than an individual (other than a trust satisfying the requirements of (5) below), the distribution periods specified in (c)(2) above shall not be available;

                  (4) any Beneficiary whose entitlement, as of the date of the Participant's death, is contingent on

                                      1-52
the death of a prior Beneficiary shall be disregarded;

                  (5) if a trust is a Participant's Beneficiary as of the date of the Participant's death, the beneficiaries of that trust (and not the trust itself) shall be treated as the Participant's Beneficiaries if all of the following requirements are met:

                           (A)      the trust is valid under state law (or would
be but for the fact that there is no corpus);

                           (B)      the trust is irrevocable;

                           (C)      the trust's beneficiaries are identifiable
from the trust instrument; and

                           (D)      a copy of the trust instrument is provided
to the Plan.

         (e)      Minimum Distribution.

                  (1) General. For Plan Years beginning after December 31, 1984, subject to such transitional rules as may be provided in Treasury Regulations for the purposes of (c)(2)(B) above the minimum amount to be distributed beginning with the first calendar year for which distributions are required and for each succeeding calendar year, will, to the extent of the Participant's Account balance, be the amount equal to the quotient obtained by dividing his Account balance by the life expectancy of the Beneficiary. The first calendar year for which distributions are required is the calendar year in which the Participant dies or a spouse dies (whichever is applicable).

                  (2) Time for Distributions. Distributions which are required shall be made on or before December 31 each year commencing with the calendar year specified in (c)(2)(A) above.

                  (3) Account Balance. For purposes of determining required minimum distributions, the relevant Account balance shall be the Account balance as of the last Accounting Date in the calendar year immediately preceding the calendar year for which the required distributions are being determined, increased by the amount of any contributions and forfeitures made by or on behalf of the Participant as of dates in such immediately preceding calendar year after such last Accounting Date, reduced by any payments or withdrawals in such immediately preceding calendar year after such last Accounting Date; provided that, in no event shall an amount greater than the Participant's nonforfeitable percentage be distributed.

                  (4) Annuity Contracts. If a Participant's Account is used to purchase an annuity contract from an insurance company in order to provide the Beneficiary's benefit hereunder, notwithstanding the foregoing, the minimum distribution requirements will be satisfied if the annuity provides for periodic payments at intervals not longer than one year, commencing on or before the date a minimum distribution would otherwise be required over a period not exceeding the maximum period described in (c)(2)(B) above remaining (without recalculation of life expectancies after the annuity purchase). Any such annuity contract must satisfy the requirements of the applicable Treasury Regulations under section 401(a)(9) of the Code.

         (f)      Life Expectancy.

                  (1) General. For purposes of Sections (c),(d) and (e) above, life expectancy will be computed in accordance with applicable Treasury Regulations under section 401(a)(9) of the Code and by the use of the return multiples contained in Tables V and VI of Treasury Regulation 1.72-9 and, except as provided in (2) and (3) below, will be determined as of the Beneficiary's birthday in the calendar year in which distributions are required to commence under (c)(2) above, and such multiple shall be reduced by one for each subsequent taxable year.

                  (2) Recalculation. If a Beneficiary who was the Participant's spouse so elects, the life expectancy of such spouse may be recalculated no more frequently than annually if such election is irrevocable, is made no later than the date benefits must commence under (c)(2) above, and is applicable to all subsequent years. If recalculation is applicable, the life expectancy of the spouse shall be determined using his or her age as of his or her birthday in each succeeding calendar year.

                  (3) Annuity Contracts. If annuity payments commence irrevocably to a Beneficiary before the latest commencement date under (c)(2) above, the Beneficiary's life expectancy shall be determined as of his birthday in the calendar year in which payments commence.

                                      1-53

                                   ARTICLE 10

                               PAYMENT EXCEPTIONS

10.1     PRE-1984 DESIGNATIONS.

         (a) General. Anything in the Plan (other than the provisions relating to the Qualified Joint and Survivor Annuity and the Preretirement Survivor Annuity) to the contrary notwithstanding, distribution on behalf of any Participant may be made in accordance with the following requirements (regardless of when such distribution commences):

                  (1) the distribution is one which would not have disqualified the Plan under section 401(a)(9) of the Code as in effect prior to amendment by the Deficit Reduction Act of 1984;

                  (2) the distribution is in accordance with a method of distribution designated by the Participant whose interest is being distributed or, if the Participant is deceased, by a beneficiary of such Participant;

                  (3) such designation was in writing, was signed by the Participant or beneficiary, and was made before January 1, 1984;

                  (4) the Participant had accrued a benefit under the Plan as of December 31, 1983; and

                  (5) the method of distribution designated by the Participant or the beneficiary specifies the form of the distribution, the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Participant's death, the beneficiaries of the Participant listed in order of priority.

         (b) Distributions Upon Death. A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Participant.

         (c) Distributions Commencing Before January 1, 1984. For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Participant, or the beneficiary, to whom such distribution is being made, will be presumed to have designated the method under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in paragraphs (1) and
(5) of (a) above.

         (d) Effect of Revocation. If a designation is revoked, any subsequent distribution must satisfy the requirements of section 401(a)(9) of the Code as in effect at the time and the Treasury Regulations thereunder. If a designation is revoked, the Plan shall distribute by the end of the calendar year following the calendar year in which the revocation occurs, the total amount not yet distributed which would have been required under section 401(a)(9) of the Code (including, for calendar years after 1988, the minimum distribution incidental benefit requirement), had the designation not been in effect. Any changes in the designation will be considered to be a revocation of the designation; provided however, the mere substitution or addition of another beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life).

10.2     CASH-OUT DISTRIBUTIONS.

         (a) Cash-Out Limits. Any other provisions of the Plan to the contrary notwithstanding, any amount payable to a Participant or any Preretirement Survivor Annuity payable to a Surviving Spouse (with respect to a Participant who has at least one Hour of Service or one hour of paid leave on or after August 23, 1984), shall be paid in a cash lump sum; provided that:

                  (1)      If elected in the Adoption Agreement:

                           (A)      in the case of an amount payable to a
Participant, the value (determined as of the date of distribution or, for distributions prior to October 17, 2000, any prior distribution) of his nonforfeitable benefit under the Plan does not exceed $5,000 and such payment is made before payment otherwise begins; or

                           (B)      in the case of a Preretirement Survivor
Annuity, the value (determined as of the date of distribution) of such Preretirement Survivor Annuity does not exceed $5,000 and such payment is made

                                      1-54
before payment otherwise begins; or

                  (2) (A) in the case of a payment to a Participant, the Participant consents in writing to the distribution and (if the Qualified Joint and Survivor Annuity applies to him under Section 8.2(a)) his spouse consents, in the manner described in Section 8.2(d)(4), to the distribution; or

                           (B)      in the case of a Preretirement Survivor
Annuity, the Surviving Spouse consents in writing to the distribution.

For purposes of (1)(A) and (B) above, a Participant's nonforfeitable benefit under the Plan and the value of the Preretirement Survivor Annuity shall be determined by excluding any Deductible Voluntary Contribution Account; and such rules shall be applied separately to any Deductible Voluntary Contribution Account as if such Account was the Participant's sole benefit under the Plan.

The $5,000 amount specified above was increased from $3,500 effective on the first day of the Plan Year beginning after August 5, 1997 or such later date as the Administrator implemented this increase.

         (b)      Transitional Rules for Cash-Out Limits.

                  (1) General. This subsection provides transitional rules with regard to the cash-out limits for distributions made prior to October 17, 2000.

                  (2) Distributions Subject to Section 417. If the payment in the form of a Qualified Joint and Survivor Annuity is required with regard to a Participant, the rule in this Section 10.2(b)(2) is substituted for the rule in section 10.2(a). If the value of a Participant's vested Account balance derived from Employer and employee contributions exceeds (or at the time of any prior distribution (A) in Plan Years beginning before August 6, 1997, exceeded $3,500 or (B) in Plan Years beginning after August 5, 1997 exceeded) $5,000, and the Account balance is immediately distributable, the Participant and the Participant's spouse (or where either the Participant or the spouse has died, the survivor) must consent to any distribution of such Account balance.

                  (3) Distributions not Subject to Section 417. If payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to a Participant, the rule in this Section 10.2(b)(3) is substituted for the rule in Section 10.2(a).

If the value of a Participant's vested Account balance derived from Employer and employee contributions:

         (A) for Plan Years beginning before August 6, 1997, exceeds $3,500 (or exceeded $3,500 at the time of any prior distribution),

         (B) for Plan Years beginning after August 5, 1997, and for a distribution made prior to March 22, 1999, exceeds $5,000 (or exceeded $5,000 at the time of any prior distribution),

         (C) and for Plan Years beginning after August 5, 1997 and for a distribution made after March 21, 1999, that either exceeds $5,000 or is a remaining payment under a selected optional form of payment that exceeded $5,000 at the time the selected payment began, and the Account balance is immediately distributable, the Participant and the Participant's spouse (or where either the Participant or the spouse has died, the survivor) must consent to any distribution of such Account balance.

10.3     DIRECT ROLLOVER.

         (a) General. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, but subject to such exceptions permitted by the Internal Revenue Service, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         (b)      Definitions.

                  (1) Eligible rollover distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten

                                      1-55
years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; any hardship distribution described in section 401(k)(2)(B)(i)(IV) received after December 31, 1998; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (2) Eligible retirement plan. An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (3) Distributee. A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                  (4) Direct rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                      1-56

                                   ARTICLE 11

                                 ADMINISTRATION

11.1 PURPOSES OF THE PLAN. The purposes of the Plan are to provide retirement and other benefits for Participants and their respective beneficiaries. Except as otherwise provided by Sections 3.6 and 12.6 and by law, the assets of the Plan shall be held for the exclusive purpose of providing benefits to Participants and their beneficiaries and defraying reasonable expenses of administering the Plan, and it shall be impossible for any part of the assets or income of the Plan to be used for, or diverted to, purposes other than such exclusive purposes.

11.2     ADMINISTRATOR.

         (a) Named Fiduciary. The Administrator shall be the "Named Fiduciary" for the Plan.

         (b) Responsibilities. The Administrator shall discharge its responsibilities with respect to the Plan in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of title I of ERISA.

         (c) Powers. In addition to the powers and responsibilities which are expressly provided in the Plan, the Administrator shall have the power and authority in its sole, absolute and uncontrolled discretion to control and manage the operation and administration of the Plan and shall have all powers necessary to accomplish these purposes including, but not limited to the following:

                  (1)      the power to determine who is a Participant;

                  (2) the power to determine allocations, balances, and nonforfeitable percentages with respect to Participants' Accounts; provided however, it may be specified in the Adoption Agreement that the Trustee shall have the ministerial function of maintaining Participants' Accounts in accordance with information, interpretations, and directions from the Administrator;

                  (3) the power to determine when, to whom, in what amount, and in what form distributions are to be made; and

                  (4) such powers as are necessary, appropriate or desirable to enable it to perform its responsibilities, including the power to establish rules, regulations and forms with respect thereto.

Benefits under this Plan will be paid only if the Administrator decides in its discretion that the applicant is entitled to them.

11.3     PROCEDURES FOR DELEGATION.

         (a) Delegations. The Administrator or the Employer may delegate to one or more persons or entities certain of its fiduciary responsibilities (other than duties involving the management or control of the Plan Assets) under an arrangement whereby it shall have the opportunity for such periodic review of the delegate's performance as is appropriate under the circumstances and at such times and in such manner as it may choose for the purpose of its evaluation of continuing such designation and delegation and whereby it can promptly terminate the delegate's services.

         (b) Advisors. The Administrator shall have the right to employ one or more persons or entities to render advice with regard to any responsibility it has under the Plan.

         (c) Removal, Resignation, and Vacancies. A holder of a delegated position of fiduciary responsibility (including an individual member of a group holding such position) may be removed therefrom at any time and without cause by the person or entity making the delegation and may resign at any time upon prior written notice to such person or entity. Vacancies in any such positions created by removal, resignation, death or other cause may be filled by such person or entity or the fiduciary responsibilities for such position may be retained and/or redelegated by such person or entity.

11.4     MISCELLANEOUS ADMINISTRATION PROVISIONS.

         (a) Written Records. The Administrator shall maintain all such books of account and other records and data as are necessary for the proper performance of its responsibilities under the Plan.

         (b) Administrative Expenses. The Employer may pay the reasonable expenses of administering the

                                      1-57

Plan, including any expenses incident to the functioning of the Administrator and the professional fees of any consultants or advisors with respect to the Plan; provided however, any expenses not so paid by the Employer shall be paid from the Plan Assets; and provided further, no person who already receives full-time pay from the Employer shall receive any compensation from the Plan, except for reimbursement of expenses properly and actually incurred.

         (c) Incompetency or Disability. Each person to whom a distribution is payable under the Plan shall be conclusively presumed to be mentally competent and not under a disability that renders him unable to care for his affairs, until the date on which the Administrator receives a written notice, in a form and manner acceptable to the Administrator, indicating that a guardian, conservator, or other party legally vested with the care of the person or the estate of such person has been appointed by a court of competent jurisdiction, and any payment of a distribution due thereafter shall be made to the same, provided that proper proof of his appointment and continuing qualification is furnished in a form and manner acceptable to the Administrator. The Administrator shall not be required to look to the application of any such payment so made.

         (d) Indemnification. The Employer may indemnify, through insurance or otherwise, some or all of the fiduciaries with respect to the Plan against claims, losses, damages, expenses and liabilities arising from their performance of their responsibilities under the Plan.

         (e) Effectiveness of Elections, etc. An election, designation, request or revocation provided for in the Plan shall be made in writing and shall not become effective until it has been properly filed with the Administrator.

         (f) Administration Consistent with ERISA and the Code. The Plan is intended to comply with the provisions of ERISA and of the Code, and the Plan shall be interpreted and administered consistently with such provisions and with the applicable regulations and rulings thereunder.

         (g) Interpretations. All interpretations of the Plan and questions concerning its administration and application as determined by the Administrator in its sole, absolute and uncontrolled discretion shall be binding on all persons having an interest under the Plan.

         (h) Uniform and Non-Discriminatory Application. All determinations and actions under the Plan shall be uniformly and consistently applied in a non-discriminatory manner to all persons under similar circumstances.

         (i) Service in More Than One Fiduciary Capacity. Any person or entity may serve in more than one fiduciary capacity for the Plan.

         (j) Qualified Domestic Relations Order Procedures. The Administrator shall establish reasonable procedures to determine the qualified status, under section 4l4(p) of the Code, of domestic relations orders and to administer distributions under such qualified orders.

11.5     INITIAL CLAIMS PROCEDURE.

         (a)      Claim.

                  (1) Filing. In order to present a complaint regarding the nonpayment of a Plan benefit or a portion thereof (a "Claim"), a Participant or beneficiary under the Plan (a "Claimant") or his duly authorized representative must file such Claim by mailing or delivering a writing stating such Claim to the Administrator.

                  (2) Acknowledgement. Upon such receipt of a Claim, the Administrator shall furnish to the Claimant a written acknowledgement which shall inform such Claimant of the time limit set forth in (b)(1) below and of the effect, pursuant to (b)(3) below, of failure to decide the Claim within such time limit.

         (b)      Initial Decision.

                  (1) Time Limit. The Administrator shall decide upon a Claim within a reasonable period of time after receipt of such Claim; provided however, that such period shall in no event exceed 90 days, unless special circumstances require an extension of time for processing. If such an extension of time for processing is required, then the Claimant shall, prior to the termination of the initial 90-day period, be furnished a written notice indicating such special circumstances and the date by which the Administrator expects to render a decision. In no event shall an extension exceed a period of 90 days from the end of the initial period.

                  (2) Notice of Denial. If the Claim is wholly or partially denied, then the Administrator shall furnish to the Claimant, within the time limit applicable under (1) above, a written notice setting forth in a manner calculated to be understood by the Claimant:

                                      1-58

                           (A)      the specific reason or reasons for such
denial;

                           (B)      specific reference to the pertinent Plan
provisions on which such denial is based;

                           (C)      a description of any additional material or
information necessary for such Claimant to perfect his Claim and an explanation of why such material or information is necessary; and

                           (D)      appropriate information as to the steps to
be taken if such Claimant wishes to submit his Claim for review pursuant to
Section 11.6, including notice of the time limits set forth in Section
11.6(b)(2).

                  (3) Deemed Denial for Purposes of Review. If a Claim is not granted and if, despite the provisions of (1) and (2) above, notice of the denial of a Claim is not furnished within the time limit applicable under (1) above, then the Claimant may deem such Claim denied and may request a review of such deemed denial pursuant to the provisions of Section 11.6.

11.6     CLAIM REVIEW PROCEDURE.

         (a) Claimant's Rights. If a Claim is wholly or partially denied under Section 11.5, then the Claimant or his duly authorized representative shall have the following rights:

                  (1) to obtain, subject to (b) below, a full and fair review by the Administrator;

                  (2)      to review pertinent documents; and

                  (3)      to submit issues and comments in writing.

         (b)      Request for Review.

                  (1) Filing. To obtain a review pursuant to (a) above, a Claimant entitled to such a review or his duly authorized representative shall, subject to (2) below, mail or deliver a writing requesting such a review (a "Request for Review") to the Administrator.

                  (2) Time Limits for Requesting a Review. A Request for Review must be mailed or delivered within 60 days after receipt by the Claimant of written notice of the denial of the Claim or within such longer period as is reasonable and related to the nature of the benefit which is the subject of the Claim and to other attendant circumstances.

                  (3) Acknowledgement. Upon such receipt of a Request for Review, the Administrator shall furnish to the Claimant a written acknowledgement which shall inform such Claimant of the time limit set forth in
(c)(1) below and of the effect, pursuant to (c)(3) below, of failure to furnish a decision on review within such time limit.

         (c)      Decision on Review.

                  (1) Time Limit. If, pursuant to (b) above, a review is requested, then the Administrator shall make a decision promptly and no later than 60 days after receipt of the Request for Review; except that, if special circumstances require an extension of time for processing, then the decision shall be made as soon as possible but not later than 120 days after receipt of the Request for Review. The Administrator must furnish the Claimant written notice of any extension prior to its commencement.

                  (2) Notice of Decision. The Administrator shall furnish to the Claimant, within the time limit applicable under (1) above, a written notice setting forth in a manner calculated to be understood by the Claimant:

                           (A)      the specific reason or reasons for the
decision on review; and

                           (B)      specific reference to the pertinent Plan
provisions on which the decision on review is based.

                                      1-59

                  (3)      Deemed Denial. If, despite the provisions of (1) and
(2) above, the decision on review is not furnished within the time limit applicable under (1) above, then the Claimant shall be deemed to have exhausted his remedies under the Plan and he may deem the Claim to have been denied on review.

                                      1-60

                                   ARTICLE 12

                            AMENDMENT AND TERMINATION

12.1 AMENDMENT OF THE PLAN BY THE PROTOTYPE SPONSOR. The Employer delegates to the Prototype Sponsor full authority and right, at any time and from time to time, to amend the Plan in any manner which the Prototype Sponsor deems desirable, subject to Section 12.3. A copy of any such amendment shall be given to the Employer.

12.2     AMENDMENTS BY THE EMPLOYER. The Employer shall have the right to adopt:

         (a) changes to the choice of options in the Adoption Agreement (and may do so by completing a new Adoption Agreement or by a separate document specifying the choices in the Adoption Agreement being changed);

         (b) overriding language stated in the Adoption Agreement which allows the Plan to satisfy section 415 of the Code or to avoid duplication of minimums under section 416 of the Code because of the required aggregation of multiple plans; and

         (c) model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause a plan to be treated as individually designed.

If the adopting employer amends the Plan for any other reason, including a waiver of the minimum funding requirement under section 412(d) of the Code, it will no longer participate in the prototype plan, but will be considered to have an individually designed plan.

If the Plan is maintained by more than one Employer, the first Employer designated in the Adoption Agreement shall have the right to amend the Plan on behalf of all Employers. If, at any time, by reason of the adoption of an amendment or modification of the Plan, the provisions of the Plan with respect to any of the other Employers differ from those that are applicable to the first Employer designated in the Adoption Agreement, such other Employer or Employers shall be deemed to have adopted a separate plan.

If the Employer (or the first Employer designated in the Adoption Agreement) is a corporation, the amendments may be made by action of its Board of Directors. For any other entity, the amendments may be made on behalf of the Employer by the person or persons having the legal authority to act on behalf of the entity. An Employer may adopt different amendment procedures by attachment to the Adoption Agreement.

12.3     LIMITATIONS ON AMENDMENTS.

         (a) General. Neither the Prototype Sponsor nor the Employer shall have the right to amend the Plan in the following respects:

                  (1) to vest in the Employer, directly or indirectly, any interest in, or ownership of, or control of the Plan Assets; or

                  (2) to provide that the Plan Assets, or any part thereof, may or shall be used for or diverted to purposes other than for the exclusive benefit of Participants or for the payment of administration expenses of the Administrator and of the Trustee; or

                  (3) to reduce any then vested or accrued interest of a Participant unless permitted under section 412(c)(8) of the Code or necessary to comply with a ruling to qualify the Plan or keep the Plan qualified under the Code.

         (b) Treatment of Certain Amendments. For purposes of (a)(3) above, an amendment which has the effect, with respect to benefits attributable to service before the amendment, of -

                  (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy or

                  (2) (except as otherwise provided by Treasury Regulations) eliminating an optional form of benefit shall be treated as reducing accrued benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy. In addition, this prohibition shall not apply to a Plan amendment

                                      1-61
that eliminates or restricts the ability of a Participant to receive payment of his or her Account balance under a particular optional form of benefit if the amendment satisfies the conditions of (A) and (B) below:

                           (A)      The amendment provides a single-sum
distribution form that is otherwise identical to the optional form of benefit eliminated or restricted. For purposes of this condition (A), a single-sum distribution form is otherwise identical only if it is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the Participant) except with respect to the timing of payments after commencement.

                           (B)      The amendment is not effective unless the
amendment provides that the amendment shall not apply to any distribution with an annuity starting date earlier than the earlier of: (i) the 90th day after the date the Participant receiving the distribution has been furnished a summary that reflects the amendment and that satisfies the ERISA requirements at 29 CFR 2520.104b-3 relating to a summary of material modifications or (ii) the first day of the second Plan Year following the Plan Year in which the amendment is adopted.

         (c) Changes in Vesting Schedule. No amendment shall reduce the nonforfeitable percentage of a Participant's accrued benefit (determined as of the later of the date such amendment is adopted or the date such amendment becomes effective). Further, if the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least 5 Years of Service (3 Years of Service for Plan Years beginning after December 31, 1988 with respect to Participants with at least one Hour of Service in a Plan Year beginning after December 31, 1988) with the Employer may elect, within a reasonable period after the adoption of the amendment, to have the nonforfeitable percentage computed under the Plan without regard to such amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the latest of:

                  (1)      60 days after the amendment is adopted;

                  (2)      60 days after the amendment becomes effective; or

                  (3) 60 days after the Participant is issued written notice of the amendment by the Employer or Administrator.

12.4     TERMINATION.

         (a) Voluntary. The Employer shall have the right to terminate the Plan. If the Plan is maintained by more than one Employer, the First Employer designated in the Adoption Agreement shall have the right to terminate the Plan on behalf of all Employers. Otherwise, a termination with respect to one Employer shall not cause a termination with respect to any other Employer.

         (b) Automatic Termination of the Plan. The Plan shall automatically terminate upon the discontinuance or liquidation of the Employer's business or the merger or consolidation of the Employer with or into any other business organization or the sale by the Employer of substantially all of its assets unless a successor business organization agrees with the Employer to continue the Plan.

12.5 DISTRIBUTION OF PLAN ASSETS UPON TERMINATION OF THE PLAN. If the Plan is terminated, then distributions and withdrawals shall continue to be made as provided in the Plan; provided however, the Administrator may cause Participants' Accounts to be paid to them on account of such termination of the Plan.

12.6 DISPOSITION OF UNALLOCATED FORFEITURES AND SUSPENSE ACCOUNT AMOUNTS UPON TERMINATION.

         (a) Profit Sharing Plans. If the Plan is a profit sharing plan, then any unallocated forfeitures or suspense account amounts remaining at the time the Plan terminates shall be allocated among the Participants in an equitable and nondiscriminatory manner, subject to the provisions of Article 4.

         (b) Pension Plans. If the Plan is a pension plan, then after the satisfaction of all liabilities to Participants or the Beneficiaries, any suspense account amounts remaining at the time the Plan terminates shall be paid to the Employer.

                                      1-62

                                   ARTICLE 13

                                  MISCELLANEOUS

13.1 ARTICLE AND SECTION REFERENCE. Except as otherwise indicated by the context, all references to Articles or Sections in the Plan refer to Articles or Sections of the Plan. The titles thereto are for convenience of reference only and the Plan shall not be construed by reference thereto.

13.2     ASSIGNMENT OR ALIENATION OF BENEFITS.

         (a) General. Except as provided in (b) below and section 401(a)(13)(C) of the Code, benefits provided under the Plan may not be anticipated, assigned (either at law or in equity), alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process.

         (b) QDRO. Notwithstanding (a) above, benefits shall be paid in accordance with the applicable requirements of any domestic relations order which is a qualified domestic relations order (as defined in section 206(d) of ERISA or section 414(p) of the Code); and provided further that benefits shall be paid pursuant to any domestic relations order was entered before January 1, 1985 if either the Plan is paying benefits pursuant to such order on such date or the Administrator elects to treat such order as a qualified domestic relations order.

                  (1) Immediate Single Sum Distribution. If a qualified domestic relations order so provides, the Alternate Payee's entire benefit shall be paid as soon as administratively feasible after the Administrator's receipt of the order, determination of its qualified status and determination of the amount payable thereunder; or, if the Participant's benefit, upon becoming distributable to him, would commence only after the first Accounting Date following his election, the payment to the Alternate Payee may not be made until after the first Accounting Date following the Administrator's receipt of the order, determination of its qualified status and determination of the amount payable thereunder.

                  (2) Alternate Payee's Beneficiary. In the event an Alternate Payee who is entitled to a benefit hereunder pursuant to a qualified domestic relations order dies prior to the receipt of the entire benefit due, the Alternate Payee's remaining benefit shall be payable to the Alternate Payee's beneficiary designated in the order or on a form specified by the Administrator and received by the Administrator prior to the Alternate Payee's death. In the event there is no designated beneficiary to receive any such amount then such amount shall be payable to the estate of the Alternate Payee.

                  (3) Alternate Payee Defined. "Alternate Payee" shall have the meaning given in section 414(p)(8) of the Code.

13.3     DATA.

         (a) Obligation to Furnish. Each person who participates or claims benefits under the Plan shall furnish to the Administrator, the Trustee, or any insurance company involved in the funding of the benefits under the Plan, such signatures, documents, evidence, or information as the Administrator, the Trustee, or such insurance company shall consider necessary or desirable for the purpose of administering the Plan.

         (b) Mistakes or Misstatements. In the event of a mistake or a misstatement as to any item of such information, as is furnished pursuant to (a) above, which has an effect on the amount of benefits to be paid under the Plan, or in the event of a mistake or misstatement as to the amount of payments to be made to a person entitled to receive a benefit under the Plan, then the Administrator shall cause such amounts to be withheld or accelerated, as shall in its judgment accord to such person the payment to which he is properly entitled under the Plan.

13.4     EMPLOYMENT RELATIONSHIP.

         (a) No Enlargement of Rights. Except as otherwise provided by law or legally enforceable contract, the establishment of the Plan or of any fund or any insurance contract thereunder, any amendment of the Plan, participation in the Plan, or the payment of any distribution under the Plan, shall not be construed as giving any person whomsoever any legal or equitable claims or rights against any other person or against any entity or organization, or as giving any person the right to be retained in the employment of the Employer.

         (b) Employer's Rights. The right of the Employer to discipline or discharge an employee shall not be effected by reason of any of the provisions of the Plan.

                                      1-63

13.5 GENDER AND NUMBER. As used in the Plan, except when otherwise indicated by the context, the genders of pronouns and the singular and plural numbers of terms shall be interchangeable.

13.6 GOVERNING LAW. The Plan and all rights and duties under the Plan shall be governed, construed and administered in accordance with the laws of the state of the Employer's principal place of business, except as governed separately by or preempted by federal law.

13.7 MERGER OR CONSOLIDATION OF THE PLAN. In the case of any merger or consolidation of the Plan with, or transfer of assets or liabilities of the Plan to, any other plan, each Participant in the Plan shall (if the surviving plan terminated immediately after the merger, consolidation, or transfer) be entitled to receive a benefit which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated). The Employer shall have the power to direct such a merger, consolidation or transfer and the Trustee shall follow such instructions as it may receive from the Employer in order to implement the transaction. The Employer, and not the Trustee, shall have sole responsibility for maintaining the qualified status of the Plan in connection with such a transaction. The Trustee shall have no liability or responsibility for acting pursuant to the direction of the Employer in implementing a merger, consolidation or transfer.

13.8 ANNUITIES. Any annuity contract distributed from the Plan must be nontransferable. The terms of any such annuity contract shall comply with the requirements of the Plan.

13.9 ACCEPTANCE OF TRANSFERS AND MERGERS. The Employer may direct that the Plan accept transfers of assets and benefit liabilities from other qualified plans and mergers of other qualified plans into the Plan. In the event of any such transfer or merger, the Plan Assets received shall be held in such subaccounts as are appropriate to reflect the vesting provisions, distribution limitations and optional forms of benefit applicable to the transferred or merged benefits. The Employer shall amend the Plan as necessary to reflect the appropriate vesting and optional forms of benefit applicable with respect to such transferred benefits and to make such other amendments as it deems necessary or appropriate in order to maintain the qualified status of the Plan. The Employer, and not the Trustee, shall have sole responsibility for maintaining the qualified status of the Plan in connection with such a transaction. The Trustee shall have no liability or responsibility for acting pursuant to the direction of the Employer in accepting a merger or transfer.

In the event another plan merged into the Plan prior to such other plan having been amended for GUST, then provisions in this Plan affecting qualification under section 401 of the Code with effective dates on or before the merger date shall be treated as amendments to such plan, as it existed prior to the merger, effective as of the same effective dates.

13.10 USERRA. Notwithstanding any provision of this Plan to the contrary, effective December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Code.

13.11 FAILURE TO QUALIFY. If the Plan fails to attain or retain qualification under the Code, the Plan will no longer participate in this prototype plan and will be considered an individually designed plan. The Employer is responsible for the qualified status of the Plan.

13.12 SEVERABILITY. In case any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Plan, and this Plan shall be construed and interpreted as if such illegal or invalid provision had never been a part of it.

                                      1-64